                                                                   EXHIBIT 10.5


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                         CREDIT AND SECURITY AGREEMENT

                                    BETWEEN

                   WASHINGTON MORTGAGE FINANCIAL GROUP, LTD.,
                             a Delaware corporation

                                      AND

                     WMF/HUNTOON, PAIGE ASSOCIATES LIMITED,
                             a Delaware corporation

                                      AND

                        RESIDENTIAL FUNDING CORPORATION,
                             a Delaware corporation


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                           Dated as of June 14, 1996


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                                                         TABLE OF CONTENTS
                                                                                                                PAGE
                                                                                                                ----


         1.       DEFINITIONS...................................................................................  1

                  1.1      Defined Terms........................................................................  1

                  1.2      Other Definitional Provisions........................................................ 16

         2.       THE CREDIT.................................................................................... 16

                  2.1      The Warehousing Commitment........................................................... 16

                  2.2      Procedures for Obtaining Warehousing Advances........................................ 19

                  2.3      The Term Loan Commitment............................................................. 21

                  2.4      The Servicing Facility Commitment.................................................... 21

                  2.5      Procedures for Obtaining Servicing Facility
                           Advances............................................................................. 23

                  2.6      Notes................................................................................ 26

                  2.7      Interest............................................................................. 26

                  2.8      Principal Payments................................................................... 28

                  2.9      Expiration of Commitments............................................................ 32

                  2.10     Method of Making Payments............................................................ 32

                  2.11     Commitment Fees...................................................................... 33

                  2.12     Miscellaneous Charges................................................................ 35

                  2.13     Interest Limitation.................................................................. 35

         3.       COLLATERAL.................................................................................... 35

                  3.1      Grant of Security Interest........................................................... 35

                  3.2      Release of Security Interest in Collateral........................................... 38

                  3.3      Delivery of Additional Collateral or Mandatory
                           Prepayment........................................................................... 39

                  3.4      Collection and Servicing Rights...................................................... 40

                  3.5      Return of Collateral at End of Commitment............................................ 40

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         4.       CONDITIONS PRECEDENT.......................................................................... 41

                  4.1      Initial Advance...................................................................... 41

                  4.2      Each Advance......................................................................... 43

         5.       REPRESENTATIONS AND WARRANTIES................................................................ 45

                  5.1      Organization; Good Standing; Subsidiaries............................................ 45

                  5.2      Authorization and Enforceability.  .................................................. 45

                  5.3      Approvals............................................................................ 46

                  5.4      Financial Condition.................................................................. 46

                  5.5      Litigation........................................................................... 46

                  5.6      Compliance with Laws................................................................. 47

                  5.7      Regulations G and U.................................................................. 47

                  5.8      Investment Company Act............................................................... 47

                  5.9      Payment of Taxes..................................................................... 47

                  5.10     Agreements........................................................................... 47

                  5.11     Title to Properties.................................................................. 48

                  5.12     ERISA................................................................................ 48

                  5.13     Eligibility.......................................................................... 48

                  5.14     Place of Business.................................................................... 49

                  5.15     Special Representations Concerning Warehousing
                           Collateral........................................................................... 49

                  5.16     Servicing............................................................................ 52

                  5.17     Special Representations Concerning Servicing
                           Collateral........................................................................... 52

         6.       AFFIRMATIVE COVENANTS......................................................................... 53

                  6.1      Payment of Notes..................................................................... 54

                  6.2      Financial Statements and Other Reports............................................... 54

                  6.3      Maintenance of Existence; Conduct of Business........................................ 56


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                  6.4      Compliance with Applicable Laws...................................................... 56

                  6.5      Inspection of Properties and Books................................................... 57

                  6.6      Notice............................................................................... 57

                  6.7      Payment of Debt, Taxes, etc.......................................................... 58

                  6.8      Insurance............................................................................ 58

                  6.9      Closing Instructions................................................................. 58

                  6.10     Subordination of Certain Indebtedness................................................ 59

                  6.11     Other Loan Obligations............................................................... 59

                  6.12     Use of Proceeds of Advances.......................................................... 59

                  6.13     Special Affirmative Covenants Concerning
                           Collateral........................................................................... 59

         7.  NEGATIVE COVENANTS................................................................................. 61

                  7.1      Contingent Liabilities............................................................... 61

                  7.2      Sale or Pledge of Servicing Contracts................................................ 61

                  7.3      Merger; Sale of Assets; Acquisitions................................................. 61

                  7.4      Deferral of Subordinated Debt........................................................ 62

                  7.5      Loss of Eligibility.................................................................. 62

                  7.6      Debt to Adjusted Tangible Net Worth Ratio............................................ 62

                  7.7      Minimum Adjusted Tangible Net Worth.................................................. 62

                  7.8      Liquidity............................................................................ 62

                  7.9      Maximum Pass-Throughs................................................................ 62

                  7.10     Minimum Adjusted Servicing Portfolio................................................. 62

                  7.11     Debt Service Coverage Ratio.......................................................... 62

                  7.12     Delinquency Ratio.................................................................... 62

                  7.13     Transactions with Affiliates......................................................... 62

                  7.14     Special Negative Covenants Concerning Collateral..................................... 63


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         8.       DEFAULTS; REMEDIES............................................................................ 63

                  8.1      Events of Default.................................................................... 63

                  8.2      Remedies............................................................................. 67

                  8.3      Application of Proceeds.............................................................. 71

                  8.4      Lender Appointed Attorney-in-Fact.................................................... 71

                  8.5      Right of Set-Off..................................................................... 72

         9.       NOTICES....................................................................................... 72

         10.      REIMBURSEMENT OF EXPENSES; INDEMNITY.......................................................... 73

         11.      FINANCIAL INFORMATION......................................................................... 74

         12.      MISCELLANEOUS................................................................................. 74

                  12.1     Terms Binding Upon Successors; Survival of
                           Representations...................................................................... 74

                  12.2     Assignment........................................................................... 75

                  12.3     Amendments........................................................................... 75

                  12.4     Governing Law........................................................................ 75

                  12.5     Participations....................................................................... 75

                  12.6     Relationship of the Parties.......................................................... 75

                  12.7     Severability......................................................................... 76

                  12.8     Operational Reviews.................................................................. 76

                  12.9     Consent to Credit References......................................................... 76

                  12.10    Consent to Jurisdiction.............................................................. 76

                  12.11    Counterparts......................................................................... 77

                  12.12    Entire Agreement..................................................................... 77

                  12.13    Waiver of Jury Trial................................................................. 77

                  12.14    Joint and Several Liability.......................................................... 77


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                                    EXHIBITS


Exhibit A-1                             Warehousing Promissory Note
Exhibit A-2                             Term Loan Promissory Note
Exhibit A-3                             Servicing Facility Promissory Note

Exhibit B                               (Intentionally Omitted)

Exhibit C-MF                            Request for Advance Against
                                        Mortgage Loans

Exhibit C-SER                           Servicing Acquisition Advance Request

Exhibit C-WC                            Working Capital Advance Request

Exhibit D-MF/BER                        Procedures and Documentation for
                                        Warehousing Berkshire Loans

Exhibit D-MF/CONV/DUS                   Procedures and Documentation for
                                        Warehousing Conventional
                                        Multifamily, Health Care, Commercial
                                        and FNMA DUS Mortgage Loans

Exhibit D-MF/FHA                        Procedures and Documentation for
                                        Warehousing FHA Project Mortgage
                                        Loans and FHA Construction Mortgage
                                        Loans

Exhibit D-SA                            Procedures and Documentation for
                                        Servicing Acquisition Advances

Exhibit E-1                             Schedule of Servicing Portfolio
Exhibit E-2                             Schedule of Pledged Servicing
                                        Contracts

Exhibit F                               Subordination of Debt Agreement

Exhibit G                               Subsidiaries

Exhibit H                               Legal Opinion

Exhibit I-MF                            Officer's Certificate

Exhibit J                               Schedule of Existing Warehouse Lines

Exhibit K                               Funding Bank Agreement

Exhibit L                               Terms Applicable to Guaranteed
                                        Advances


Washington/Huntoon:6/13/96

         THIS CREDIT AND SECURITY AGREEMENT, dated as of June 14, 1996, between WASHINGTON MORTGAGE FINANCIAL GROUP, LTD., a Delaware corporation ("Washington") and WMF/HUNTOON, PAIGE ASSOCIATES LIMITED, a Delaware corporation ("Huntoon", Washington and Huntoon are hereinafter collectively referred to as the "Borrowers"), and for purposes of this Agreement are deemed to have their principal office at 1593 Spring Hill Road, Suite 400, Vienna, VA 22182, and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender"), having its principal office at 8400 Normandale Lake Blvd., Suite 600, Minneapolis, Minnesota 55437.

         WHEREAS, the Borrowers and the Lender desire to set forth herein the terms and conditions upon which the Lender shall provide warehouse financing, term loan financing and servicing facility financing to the Borrowers;

         NOW, THEREFORE, the parties hereto hereby agree as follows:

1.       DEFINITIONS.

                  1.1 Defined Terms. Capitalized terms defined below or elsewhere in this Agreement (including the Exhibits hereto) shall have the following meanings:

                  "Acknowledgment Agreement" has the meaning set forth in
         Section 8.2(i) hereof.

                  "Adjusted Servicing Portfolio" means, for any Person, the Servicing Portfolio of such Person, but excluding the principal balance of Mortgage Loans included in the Servicing Portfolio at such date, (a) which are past due for principal or interest for sixty (60) days or more, (b) are Commercial Mortgage Loans, FNMA DUS Mortgage Loans or FHA co-insured Mortgage Loans, (c) with respect to which such Person is obligated to repurchase or indemnify the holder of the Mortgage Loans as a result of defaults on the Mortgage Loans at any time during the term of such Mortgage Loans, (d) for which the Servicing Contracts are not owned by such Person free and clear of all Liens (other than in favor of the Lender), or (e) which are serviced by the Borrowers for others under subservicing arrangements.

                  "Adjusted Tangible Net Worth" means with respect to any Person at any date, the Tangible Net Worth of such Person at such date, excluding capitalized excess servicing fees and capitalized servicing rights, plus one-half percent (1/2%) of the Adjusted Servicing Portfolio and plus deferred taxes arising from capitalized excess servicing fees and capitalized servicing rights.

                  "Advance" means a disbursement by the Lender under the Commitments pursuant to Article 2 of this Agreement,

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                                       1
         including, without limitation, Warehousing Advances, the Term Loan Advance, Servicing Facility Advances and readvances of funds previously advanced to the Borrowers and repaid to the Lender.

                  "Advance Request" means a Warehousing Advance Request or a Servicing Facility Advance Request.

                  "Affiliate" has the meaning set forth in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

                  "Agreement" means this Credit and Security Agreement, either as originally executed or as it may from time to time be supplemented, modified or amended.

                  "Annual Debt Payments" means, as of the last day of any fiscal quarter of the Washington and its Subsidiary, the sum of (a) the aggregate amount of scheduled principal payments required under this Agreement on the Term Loan Advances and Servicing Facility Advances in the four (4) fiscal quarters following such date (assuming, with respect to all measurement dates prior to the Servicing Facility Commitment Termination Date, that (i) the Servicing Facility Commitment Termination Date is not extended, and (ii) no Servicing Facility Advances are made after such measurement date), and
         (b) the amount of interest expense incurred under this Agreement on the Term Loan Advances and Servicing Facility Advances or under the Existing Term Agreement and deducted in calculating net income for the four (4) fiscal quarters ending on such date.

                  "Appraisal" means a certificate of independent certified public accountants or independent financial consultants selected by the Borrowers and reasonably satisfactory to the Lender as to the Appraisal Value of the Pledged Servicing Contracts or the Nonrecourse Servicing Contracts acquired in any Servicing Acquisition, which shall evaluate such Servicing Contracts based upon reasonably determined categories of the Mortgage Loans contained therein and give effect to any subservicing agreement to which any such Mortgage Loan is or will be subject, which certificate shall be in form, substance and detail reasonably satisfactory to the Lender.

                  "Appraisal Value" means, at any date of determination, with respect to the Pledged Servicing Contracts or the Nonrecourse Servicing Contracts acquired in any Servicing Acquisition, the fair market value of the Borrowers' right to service Mortgage Loans pursuant to such Servicing Contracts, calculated as a percentage of the unpaid principal amount of each Mortgage Loan serviced pursuant thereto, as set forth in the most recent Appraisal, adjusted to account for changes in such Servicing Contracts since the date of such Appraisal.


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                                       2

                  "Approved Custodian" means a pool custodian or other Person which is deemed acceptable to the Lender from time to time in its sole discretion to hold a Mortgage Loan for inclusion in a Mortgage Pool or to hold a Mortgage Loan as agent for an Investor who has issued a Purchase Commitment for such Mortgage Loan.

                  "Berkshire Advance" means an Advance made to Washington against Berkshire Loans.

                  "Berkshire Loans" means advances made by Washington under the Berkshire Master Agreement and evidenced by the Berkshire Master Notes.

                  "Berkshire LP" means BRI OP Limited Partnership, a Delaware limited partnership.

                  "Berkshire Master Agreement" means the Master Credit Facility Agreement dated as of November 17, 1995, by and among Berkshire LP, Berkshire Realty Company, Inc., BRI River Oakes Limited Partnership, any Subsidiary of Berkshire LP that becomes a "Subsidiary Guarantor" thereunder and Washington, as the same may be amended, supplemented, restated or otherwise modified and in effect from time to time.

                  "Berkshire Master Notes" means the "Base Facility Note" and the "Revolving Facility Note" executed and delivered to Washington under the Berkshire Master Agreement, as the same may be amended, supplemented, restated or otherwise modified and in effect from time to time.

                  "Borrowers" has the meaning set forth in the first paragraph of this Agreement.

                  "Business Day" means any day excluding Saturday or Sunday and excluding any day on which national banking associations are closed for business.

                  "Calendar Quarter" shall mean the three (3) month period beginning on any January 1, April 1, July 1 or October 1.

                  "Cash Collateral Account" means a demand deposit account maintained at the Funding Bank in the name of the Lender and designated for receipt of the proceeds of the sale or other disposition of the Collateral.

                  "Closing Date" means June ___, 1996.

                  "Collateral" has the meaning set forth in Section 3.1 hereof.


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                                       3

                  "Collateral Documents" has the meaning set forth in
         Section 2.2(a) hereof.

                  "Collateral Value" means (a) with respect to any Mortgage Loan as of the date of determination, the lesser of (i) the amount of any Advance made against such Mortgage Loan under Section 2.1(c) hereof; or (ii) the Fair Market Value of such Mortgage Loan; or (b) in the event Pledged Mortgages have been exchanged for Pledged Securities, the aggregate Fair Market Value of the Mortgage Loans backing such Pledged Securities; or (c) with respect to cash, the amount of such cash.

                  "Commercial Advance" means an Advance made against a Commercial Mortgage Loan.

                  "Commercial Mortgage Loan" means a Mortgage Loan (other than a Multifamily Mortgage Loan or a Health Care Mortgage Loan) secured by a Mortgage on improved commercial real property.

                  "Commitment" means the Warehousing Commitment, the Term Loan Commitment or the Servicing Facility Commitment.

                  "Commitment Fee" means the Warehousing Commitment Fee, the Term Loan Commitment Fee or the Servicing Facility
         Commitment Fee.

                  "Committed Purchase Price" means for a Mortgage Loan the product of the Mortgage Note Amount multiplied by (a) the price (expressed as a percentage) as set forth in a Purchase Commitment for such Mortgage Loan or (b) in the event such Mortgage Loan is to be used to back a Mortgage-backed Security or a Participation Certificate, the price (expressed as a percentage) as set forth in a Purchase Commitment for such Mortgage-backed Security or a Participation Certificate.

                  "Conventional Mortgage Loan" means a Multifamily Mortgage Loan (other than a FNMA DUS Mortgage Loan, an FHA Project Mortgage Loan, or an FHA Construction Mortgage Loan), or a Health Care Mortgage Loan (other than an FHA Project Mortgage Loan or an FHA Construction Mortgage Loan).

                  "Debt" means, with respect to any Person, at any date (a) all indebtedness or other obligations of such Person which, in accordance with GAAP, would be included in determining total liabilities as shown on the liabilities side of a balance sheet of such Person at such date; and (b) all indebtedness or other obligations of such Person for borrowed money or for the deferred purchase price of property or services; provided that for purposes of this Agreement, there shall be excluded from Debt at any date loan loss reserves, Subordinated Debt not due within one year of such date, and deferred taxes arising from

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                                       4
         capitalized excess servicing fees and capitalized servicing rights.

                  "Debt Service Coverage Ratio" means, as of the last day of any fiscal quarter of Washington and its Subsidiaries, the ratio of Funds From Operations to Annual Debt Payments.

                  "Default" means the occurrence of any event or existence of any condition which, but for the giving of Notice, the lapse of time, or both, would constitute an Event of Default.

                  "Default Rate" has the meaning set forth in Section 2.1(g) hereof.

                  "Delinquency Ratio" means the ratio of (a) the unpaid principal balance of Mortgage Loans serviced by the Borrowers (i) on which one or more payments are more than thirty (30) days past due,
         (ii) which are subject to foreclosure proceedings or (iii) any obligor on which is the subject of bankruptcy or other similar proceedings, to
         (b) the Servicing Portfolio of the Borrowers.

                  "Depository Benefit" shall mean the compensation received by the Lender, directly or indirectly, as a result of the Borrowers' maintenance of Eligible Balances with a Designated Bank.

                  "Designated Bank" means any bank(s) designated from time to time by the Lender to be a Designated Bank with whom the Lender has an agreement under which the Lender can receive a Depository Benefit. As of the date of this Agreement, the Designated Banks are Bank United Texas, fsb and National City Bank, Kentucky. The Lender has the right, at any time and from time to time in its sole discretion, to designate one or more additional banks, or to terminate the designation of any bank, as a designated bank hereunder.

                  "DUS Program" means FNMA's Delegated Underwriting and Servicing Program.

                  "Eligible Balances" means all funds of or maintained by the Borrowers and their Subsidiaries in non-interest bearing accounts at a Designated Bank, less balances to support fees, interest or other amounts that would otherwise be payable to the Designated Bank, float, reserve requirements, Federal Deposit Insurance Corporation insurance premiums and such other reductions as may be imposed by governmental authorities from time to time.

                  "Eligible Mortgage Pool" means a Mortgage Pool for which (a) an Approved Custodian has issued its initial certification (on the basis of which a Pledged Security is to be issued),

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                                       5

         (b) there exists a Purchase Commitment covering such Pledged Security, and (c) such Pledged Security will be delivered to the Lender.

                  "ERISA" means the Employee Retirement Income Security Act of 1974 and all rules and regulations promulgated thereunder, as amended from time to time and any successor statute.

                  "Event of Default" means any of the conditions or events set forth in Section 8.1 hereof.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor statute.

                  "Existing Term Agreement" means the Term Loan and Security Agreement dated December 19, 1994, between the Borrowers and the Lender, as the same has been amended and is in effect on the Closing Date.

                  "Existing Warehousing Agreement" means the Warehousing Credit and Security Agreement (Single-Family and Multi-Family Mortgage Loans) dated as of November 23, 1993, between the Borrowers and the Lender, as the same has been amended and is in effect on the Closing Date.

                  "Fair Market Value" means at any time for a Mortgage Loan or the related Mortgage-backed Security (if such Mortgage Loan is to be used to back a Mortgage-backed Security) (a) if such Mortgage Loan or the related Mortgage-backed Security is covered by a Purchase Commitment, the Committed Purchase Price, or (b) otherwise, the market price for such Mortgage Loan or Mortgage-backed Security, determined by the Lender based on market data for similar Mortgage Loans or Mortgage-backed Securities and such other criteria as the Lender deems appropriate.

                  "FHA" means the Federal Housing Administration and any successor thereto.

                  "FHA Construction Mortgage Loan" means an FHA fully insured Mortgage Loan for the construction or substantial rehabilitation of a Multifamily Property or a Health Care Facility.

                  "FHA Project Mortgage Loan" means an FHA fully insured Multifamily Mortgage Loan or an FHA fully insured Health Care Mortgage Loan.

                  "FHLMC" means the Federal Home Loan Mortgage Corporation and any successor thereto.

                  "FICA" means the Federal Insurance Contributions Act.

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                                       6

                  "FIRREA" means the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

                  "First Mortgage" means a Mortgage which constitutes a first Lien on the property covered thereby.

                  "First Mortgage Loan" means a Mortgage Loan secured by a First Mortgage.

                  "FNMA" means the Federal National Mortgage Association and any successor thereto.

                  "FNMA DUS Mortgage Loan" means a Multifamily Mortgage Loan under FNMA's DUS Program.

                  "Funding Bank" means The First National Bank of Chicago or any other bank designated from time to time by the Lender.

                  "Funding Bank Agreement" means the letter agreement substantially in the form of Exhibit K hereto.

                  "Funds From Operations" means, as of the last day of any fiscal quarter of Washington and its Subsidiaries, the sum of (a) the net income of Washington and its Subsidiaries on a consolidated basis, for the four (4) fiscal quarters ending on such date, plus (b) the amount of income tax expense deducted in calculating such net income, minus (c) the amount of income taxes actually paid by Washington and its Subsidiaries during such four (4) fiscal quarters, plus (d) depreciation, amortization and other non-cash items deducted in calculating such net income, minus (e) non-cash revenue included in calculating such net income, minus (f) the amount of dividends paid and other distributions made on the capital stock of Washington during such four (4) fiscal quarters, plus (g) the amount of interest expense incurred under this Agreement on the Term Loan Advances and Servicing Facility Advances or under the Existing Term Loan Agreement and deducted in calculating such net income.

                  "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination.


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                                       7

                  "Gestation Agreement" means an agreement under which the Borrowers agree to sell or finance (a) a Pledged Mortgage prior to the date of purchase by an Investor, or (b) a Mortgage Pool prior to the date the Mortgage-backed Security is issued.

                  "GNMA" means the Government National Mortgage Association and any successor thereto.

                  "Health Care Facility" means a retirement service center, a board and care facility, an intermediate care facility, a nursing home or a hospital.

                  "Health Care Mortgage Loan" means a Mortgage Loan secured by a Mortgage on a Health Care Facility.

                  "HUD" means the Department of Housing and Urban
         Development and any successor thereto.

                  "HUD 241 Program" means federal loan insurance to finance improvements, additions and equipment to multi-family rental housing and healthcare facilities pursuant to Section 241 of the National Housing Act, 12 U.S.C. Sections 1715z-6.

                  "HUD 241 Advances" means Advances made against HUD 241 Mortgage Loans.

                  "HUD 241 Mortgage Loans" means Mortgage Loans that are insured by HUD under the HUD 241 Program and committed for purchase by an Investor pursuant to a Purchase Commitment.

                  "Indemnified Liabilities" has the meaning set forth in
         Article 10 hereof.

                  "Internal Revenue Code" means the Internal Revenue Code of 1986, or any subsequent federal income tax law or laws, as any of the foregoing have been or may from time to time be amended.

                  "Investor" means FNMA, FHLMC or a financially responsible private institution which is deemed acceptable by the Lender from time to time in its sole discretion.

                  "Lender" has the meaning set forth in the first paragraph of this Agreement.

                  "LIBOR" means, for each calendar week, the rate of interest per annum which is equal to the arithmetic mean of the U.S. Dollar London Interbank Offered Rates for one (1) month periods as of 11:00 a.m. London time on the first Business Day of each week on which the London Interbank market is open, as published by Knight-Ridder, Inc. on its

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                                       8

         MoneyCenter system. LIBOR shall be rounded, if necessary, to the next higher one sixteenth of one percent (1/16%). If such U.S. dollar LIBOR rates are not so offered or published for any period, then during such period LIBOR shall mean the London Interbank Offered Rate for one (1) month periods published on the first Business Day of each week on which the London Interbank market is open, in the Wall Street Journal in its regular column entitled "Money Rates."

                  "Lien" means any lien, mortgage, deed of trust, pledge, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest).

                  "Liquid Assets" means, with respect to any Person at any date, the following unrestricted and unencumbered assets owned by such Person on such date: cash, funds on deposit in any bank located in the United States, investment grade commercial paper, money market funds, marketable securities and the excess, if any, of Mortgage Loans and Mortgage-backed Securities held for sale (valued in accordance with GAAP) over the outstanding aggregate principal amount of notes or other debt instruments against which such Mortgage Loans or Mortgage-backed Securities are pledged as Collateral.

                  "Loan Documents" means this Agreement, the Notes, any agreement of the Borrowers relating to Subordinated Debt, and each other document, instrument or agreement executed by the Borrowers in connection herewith or therewith, as any of the same may be amended, restated, renewed or replaced from time to time.

                  "Margin Stock" has the meaning assigned to that term in Regulations G and U of the Board of Governors of the Federal Reserve System as in effect from time to time.

                  "Maturity Date" means, for any Advance, the Warehousing Maturity Date, the Servicing Facility Maturity Date or the Term Loan Maturity Date, as applicable.

                  "Miscellaneous Charges" has the meaning set forth in
         Section 2.12 hereof.

                  "Mortgage" means a mortgage or deed of trust on improved real property. A Mortgage may be a First Mortgage or a Second Mortgage.

                  "Mortgage-backed Securities" means GNMA, FNMA or FHLMC securities that are backed by Mortgage Loans.


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                  "Mortgage Loan" means any loan evidenced by a Mortgage Note and any Berkshire Loan.

                  "Mortgage Note" means a promissory note secured by a Mortgage.

                  "Mortgage Note Amount" means, as of the date of determination, with respect to any Mortgage Loan, the then outstanding unpaid principal amount of the related Mortgage Note or the then outstanding unpaid principal amount of the Berkshire Loan.

                  "Mortgage Pool" means a pool of one or more Pledged Mortgages on the basis of which there is to be issued a Mortgage-backed Security.

                  "Multiemployer Plan" means a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA which is maintained for employees of the Borrowers or a Subsidiary of the Borrowers.

                  "Multifamily Mortgage Loan" means a Mortgage Loan secured by a Mortgage on improved Multifamily Property.

                  "Multifamily Property" means real property containing or which will contain more than four (4) dwelling units.

                  "Nonrecourse Servicing Contract" means a Servicing Contract under which the Borrowers are not obligated to repurchase or indemnify the holder of Mortgage Loans as a result of a default on the Mortgage Loans occurring more than six months after the date of such Mortgage Loan; provided, that the Borrowers may be obligated to repurchase or indemnify the holder as a result of a breach of any customary representation or warranty made by the Borrowers, as seller or servicer, in respect of such Mortgage Loans.

                  "Notes" has the meaning set forth in Section 2.6 hereof.

                  "Notices" has the meaning set forth in Article 9 hereof.

                  "Obligations" means any and all indebtedness, obligations and liabilities of the Borrowers to the Lender (whether now existing or hereafter arising, voluntary or involuntary, whether or not jointly owed with others, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased, created or incurred), arising out of or related to the Loan Documents.

                  "Officer's Certificate" means a certificate executed on behalf of the Borrowers by their chief financial officer or its treasurer or by such other officer as may be designated

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                                       10
         herein and substantially in the form of Exhibit I-MF attached hereto.

                  "Operating Account" means a demand deposit account maintained at the Funding Bank in the name of Borrowers and designated for funding the discount portion of each Advance and for returning any excess payment from an Investor for a Pledged Mortgage or Pledged Security.

                  "Parent" shall mean NHP Financial Services, Ltd., a Delaware corporation.

                  "Participant" has the meaning set forth in Section 12.5 hereof.

                  "Participation Certificate" means a participation certificate issued by an Investor, a pool custodian satisfactory to the Lender or the Borrowers evidencing an undivided interest in a Pledged Mortgage or a Mortgage Pool consisting of Pledged Mortgages.

                  "Person" means and includes natural persons, corporations, limited partnerships, general partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof.

                  "Plans" has the meaning set forth in Section 5.12 hereof.

                  "Pledged Mortgages" has the meaning set forth in Section 3.1(a) hereof.

                  "Pledged Securities" has the meaning set forth in Section 3.1(b) hereof.

                  "Pledged Servicing Contracts" has the meaning set forth in Section 3.1(d) hereof.

                  "Purchase Commitment" means a written commitment, in form and substance satisfactory to the Lender, issued in favor of the Borrowers by an Investor pursuant to which that Investor commits to purchase Mortgage Loans, Mortgage-backed Securities or Participation Certificates.

                  "Release Amount" has the meaning set forth in Section 3.2(g) hereof.

                  "Refunder" means an Advance made against a Mortgage Loan the proceeds of which are used to repay an existing Mortgage Loan in the Borrowers' Servicing Portfolio or retire a

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                                       11

         Mortgage-backed Security for which one of the Borrowers is the servicer.

                  "Second Mortgage" means a Mortgage which constitutes a second Lien on the property covered thereby.

                  "Second Mortgage Loan" means a Mortgage Loan secured by a Second Mortgage.

                  "Servicing Acquisition" means a transaction in which the Borrowers acquire Nonrecourse Servicing Contracts with respect to Multi-family Mortgage Loans in a bulk purchase, to the extent that the Lender makes a Servicing Acquisition Advance to finance a part of the cost of the Borrowers' acquisition of such Servicing Contracts.

                  "Servicing Acquisition Advance" shall mean a Servicing Facility Advance used to finance part of the Borrowers' cost of a Servicing Acquisition.

                  "Servicing Acquisition Cost" means, with respect to any Nonrecourse Servicing Contracts acquired by the Borrowers as part of any Servicing Acquisition, the unamortized net cost to the Borrowers, as reflected on its books and records, of acquiring such Nonrecourse Servicing Contracts.

                  "Servicing Acquisition Documents" means, with respect to any Servicing Acquisition, the Servicing Purchase Agreement and all agreements, documents, and instruments executed and delivered in connection therewith.

                  "Servicing Collateral" means the Pledged Servicing Contracts, all Collateral described in Sections 3.1(e) and 3.1(f) and all Collateral described in Sections 3.1(g), 3.1(h) and 3.1(i) hereof that constitutes proceeds of, or is related to, such Collateral.

                  "Servicing Collateral Value" means, as of the date of any determination, sixty-five (65%) of the Appraisal Value of the Pledged Servicing Contracts (adjusted to account for Pledged Servicing Contracts sold, created or acquired since the date of the most recent Appraisal in accordance with the methodology of such Appraisal); provided, that for purposes of calculating the Servicing Collateral Value, the following Mortgage Loans shall be excluded: (i) Mortgage Loans on which any payment is more than forty-five (45) days past due,
         (ii) Mortgage Loans in respect of which the Borrowers have commenced foreclosure proceedings, (iii) Mortgage Loans in respect of which any obligor is the subject of a bankruptcy proceeding, and (iv) Servicing Contracts excluded in calculating the Adjusted Servicing Portfolio.


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                                       12

                  "Servicing Contract" means, with respect to any Person, the arrangement, whether or not in writing, pursuant to which such Person has the right to service Mortgage Loans.

                  "Servicing Facility Advance" means a disbursement by the Lender under the Servicing Facility Commitment pursuant to Section 2.4 of this Agreement.

                  "Servicing Facility Advance Request" has the meaning set forth in Section 2.5(a) hereof.

                  "Servicing Facility Commitment" has the meaning set forth in Section 2.4 hereof.

                  "Servicing Facility Commitment Amount" means Ten Million Dollars ($10,000,000).

                  "Servicing Facility Commitment Fee" means a fee payable by the Borrowers in consideration of the Lender's issuance of its Servicing Acquisition Commitment. The amount of the Servicing Commitment Fee is set forth in Section 2.11(c) hereof.

                  "Servicing Facility Commitment Termination Date" means the earlier of: (a) the close of business on August 31, 1997, as such date may be extended from time to time pursuant to Section 2.4(c) hereof, and (b) the date the obligation of the Lender to make further Advances hereunder is terminated pursuant to Section 8.2 below.

                  "Servicing Facility Maturity Date" means the earliest of: (a) the close of business on the date five (5) years after the Servicing Facility Commitment Termination Date, (b) the Warehousing Maturity Date, and (c) the date the Servicing Facility Advances become due and payable pursuant to Section 8.2 below.

                  "Servicing Facility Promissory Note" means the promissory note evidencing the Borrowers' Obligations with respect to Servicing Facility Advances in the form of Exhibit A-3 attached hereto.

                  "Servicing Facility Rate" means a floating rate of interest per annum equal to three and one-half percent (3.50%) per annum over LIBOR. The Servicing Facility Rate shall be adjusted on and as of the effective date of each weekly change in LIBOR. The Lender's determination of the Servicing Facility Rate as of any date of determination shall be conclusive and binding, absent manifest error.


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                                       13

                  "Servicing Portfolio" means, as to any Person, the unpaid principal balance of Mortgage Loans whose Servicing Contracts are owned by such Person.

                  "Servicing Purchase Agreement" means any agreement pursuant to which the Borrowers make any Servicing Acquisition.

                  "Statement Date" means the date of the most recent financial statements of Washington and, its Subsidiaries, on a consolidated basis delivered to the Lender under the terms of this Agreement.

                  "Subordinated Debt" means all indebtedness of the Borrowers for borrowed money which is, by its terms (which terms shall have been approved by the Lender), effectively subordinated in right of payment to all other present and future Obligations and, solely for purposes of Section 7.4 hereof, all indebtedness of the Borrowers which is required to be subordinated by Section 4.1(b) or Section 6.10 hereof.

                  "Subsidiary" means any corporation, association or other business entity in which more than fifty percent (50%) of the total voting power or shares of stock entitled to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more of the other Subsidiaries of that Person or a combination thereof.

                  "Tangible Net Worth" means with respect to any Person at any date, the excess of the total assets over total liabilities of such Person on such date, each to be determined in accordance with GAAP consistent with those applied in the preparation of the financial statements referred to in Section 4.1(a)(5) hereof, plus loan loss reserves and that portion of Subordinated Debt not due within one year of such date, provided that, for purposes of this Agreement, there shall be excluded from total assets advances or loans to shareholders, officers or Affiliates, investments in Affiliates, assets pledged to secure any liabilities not included in the Debt of such Person, intangible assets, those other assets which would be deemed by HUD to be non-acceptable in calculating adjusted net worth in accordance with its requirements in effect as of such date, as such requirements appear in the "Audit Guide for Audit of Approved Non-Supervised Mortgagees", and other assets deemed unacceptable by the Lender in its sole discretion.

                  "Term Loan Advance" means the disbursement by the Lender under the Term Loan Commitment pursuant to Section 2.3 of this Agreement.


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                                       14

                  "Term Loan Commitment" has the meaning set forth in
         Section 2.3 hereof.

                  "Term Loan Commitment Amount" means Ten Million Dollars ($10,000,000).

                  "Term Loan Commitment Fee" means a fee payable by the Borrowers in consideration of the Lender's issuance of its Term Loan Commitment. The amount of the Term Loan Commitment Fee is set forth in Section 2.11 hereof.

                  "Term Loan Maturity Date" means the earliest of: (a) the close of business on May 31, 2001, as such date may be extended from time to time in writing by the Lender, in its sole discretion, (b) the Warehousing Maturity Date, and (c) the date the Term Loan Advance becomes due and payable pursuant to Section 8.2 below.

                  "Term Loan Promissory Note" means the promissory note evidencing the Borrowers' Obligations with respect to the Term Loan Advance in the form of Exhibit A-2 attached hereto.

                  "Term Loan Rate" means a floating rate of interest per annum equal to three percent (3.00%) per annum over LIBOR. The Term Loan Rate shall be adjusted on and as of the effective date of each weekly change in LIBOR. The Lender's determination of the Term Loan Rate as of any date of determination shall be conclusive and binding, absent manifest error.

                  "Trust Receipt" means a trust receipt in a form approved by and pursuant to which the Lender may deliver any document relating to the Collateral to the Borrowers for correction or completion.

                  "Warehousing Advance" shall mean a disbursement by the Lender under the Warehousing Commitment pursuant to Section 2.1 of this Agreement.

                  "Warehousing Collateral" means all of the Collateral other than the Servicing Collateral.

                  "Warehousing Commitment" has the meaning set forth in
         Section 2.1 hereof.

                  "Warehousing Commitment Amount" means One Hundred Fifty Million Dollars ($150,000,000).

                  "Warehousing Commitment Fee" means a fee payable by the Borrowers in consideration of the Lender's issuance of the Warehousing Commitment. The amount of the Warehousing

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                                       15

         Commitment Fee, if any, is set forth in Section 2.11(a) hereof.

                  "Warehousing Maturity Date" shall mean the earlier of: (a) the close of business on August 31, 1997, as such date may be extended from time to time in writing by the Lender, in its sole discretion, on which date the Warehousing Commitment shall expire of its own term, and without the necessity of action by the Lender, and (b) the date the Warehousing Advances become due and payable pursuant to Section
         8.2 below.

                  "Warehousing Rate" means a floating rate of interest which is equal to one percent (1.00%) per annum over LIBOR. The Warehousing Rate will be adjusted as of the effective date of each weekly change in LIBOR. The Lender's determination of the Warehousing Rate as of any date of determination shall be conclusive and binding, absent manifest error.

                  "Working Capital Advance" means a Servicing Facility Advance to provide for the Borrowers' general working capital needs.

                  "Working Capital Advance Request" has the meaning given it in Section 2.5(a) hereof.

                  1.2      Other Definitional Provisions.

                           1.2(a)   Accounting terms not otherwise defined
                  herein shall have the meanings given the terms under GAAP.

                           1.2(b)   Defined terms may be used in the singular
                  or the plural, as the context requires.

                           1.2(c)   All references to time of day shall mean the
                  then applicable time in Chicago, Illinois, unless expressly provided to the contrary.

2.       THE CREDIT.

                  2.1      The Warehousing Commitment.

                           2.1(a) Subject to the terms and conditions of this
                  Agreement and provided no Default or Event of Default has occurred and is continuing, the Lender agrees from time to time during the period from the Closing Date, to, but not including, the Warehousing Maturity Date, to make Warehousing Advances to the Borrowers, provided the total aggregate principal amount outstanding at any one time of all such Warehousing Advances shall not exceed the Warehousing Commitment Amount. The obligation of the Lender to make Warehousing Advances

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                                       16
                  hereunder up to the Warehousing Commitment Amount is hereinafter referred to as the "Warehousing Commitment." Within the Warehousing Commitment, the Borrowers may borrow, repay and reborrow. On the Closing Date, the Lender shall, without further action by the Borrowers, make Warehousing Advances in an amount equal to the aggregate principal balance of all outstanding loans made pursuant to the Existing Warehousing Agreement, other than "P&I Advances" and "Working Capital Advances" (as defined therein), and shall apply such Warehousing Advances to repay such outstanding loans under the Existing Warehousing Agreement. All Warehousing Advances under this Agreement shall constitute a single indebtedness, and all of the Collateral shall be security for the Warehousing Promissory Note and for the performance of all the Obligations. Warehousing Advances shall be made either to Washington or to Huntoon, as shall be requested by Washington or Huntoon, but each Warehousing Advance, whether made to Washington or to Huntoon shall be deemed made to or for the benefit of Washington and Huntoon, and Washington and Huntoon, jointly and severally, shall be obligated to repay any Warehousing Advances made to Washington or Huntoon under the Warehousing Commitment. With respect to its obligation to repay Warehousing Advances made to the other Borrower, each Borrower agrees to the terms set forth in Exhibit L attached hereto and made a part hereof.

                           2.1(b) Warehousing Advances shall be used by the
                  Borrowers solely for the purpose of funding the acquisition or origination of Mortgage Loans and shall be made at the request of the Borrowers, in the manner hereinafter provided in Section 2.2 hereof, against the pledge of such Mortgage Loans as Collateral therefor. The following limitations on the use of the Advance shall be applicable:

                                    (1) No Warehousing Advance shall be made
                           against a Mortgage Loan which is not covered by a Purchase Commitment for either the Mortgage Loan or the Mortgage-backed Securities or Participation Certificates to be created on the basis of such Mortgage Loan.

                                    (2) No Warehousing Advance shall be made to
                           Washington against Mortgage Loans other than FHA Construction Mortgage Loans, FHA Project Mortgage Loans, FNMA DUS Mortgage Loans, Conventional Mortgage Loans, HUD 241 Mortgage Loans, Commercial Mortgage Loans and Berkshire Loans.


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                                       17

                                    (3) No Warehousing Advance shall be made to
                           Huntoon against Mortgage Loans other than FHA Construction Mortgage Loans, FHA Project Mortgage Loans, HUD 241 Mortgage Loans or Conventional Mortgage Loans.

                                    (4) Except for Warehousing Advances made on
                           the Closing Date used to refund loans outstanding under the Existing Warehousing Agreement, no Warehousing Advance shall be made against any FHA Project Mortgage Loan, FNMA DUS Mortgage Loan, Conventional Mortgage Loan, Commercial Mortgage Loan or Berkshire Loan which was closed more than thirty
                           (30) days prior to the date of the requested
                           Advance.

                                    (5) No Warehousing Advance shall be made
                           against an FHA Construction Mortgage Loan unless (a) no lender other than the Lender has made loans to the Borrowers against such Pledged Mortgage, (b) the Lender has, at one time had or will (as provided in Exhibit D-FHA) obtain possession of the related Mortgage Note and Collateral Documents, and (c) the related Mortgage Note is in the possession of a Person other than the Borrowers or an Affiliate of the Borrowers.

                                    (6) The aggregate amount of HUD 241
                           Advances outstanding at any one time shall not exceed Fifteen Million Dollars ($15,000,000).

                                    (7) The aggregate amount of Commercial
                           Advances outstanding at any one time shall not exceed Thirty Million Dollars ($30,000,000).

                           2.1(c) No Warehousing Advance shall exceed
                  the following amount applicable to the type of Collateral at the time it is pledged:

                                    (1) A Warehousing Advance made against a
                           Conventional Mortgage Loan pledged hereunder that is committed for purchase by FNMA or FHLMC, the lesser of (i) the Mortgage Note Amount or (ii) the Committed Purchase Price.

                                    (2) A Warehousing Advance made against a
                           Conventional Mortgage Loan pledged hereunder that is committed for purchase by an Investor other than FNMA or FHLMC, ninety-eight percent (98%) of the lesser of (i) the Mortgage Note Amount or (ii) the Committed Purchase Price.


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                                       18

                                    (3) A Warehousing Advance made against a
                           FNMA DUS Mortgage Loan pledged hereunder, the lesser of (i) the Mortgage Note Amount or (ii) the Committed Purchase Price.

                                    (4) A Warehousing Advance made against an
                           FHA Project Mortgage Loan, an FHA Construction Mortgage Loan or a HUD 241 Mortgage Loan pledged hereunder, the lesser of (i) the Mortgage Note Amount or (ii) the Committed Purchase Price.

                                    (5) A Warehousing Advance made against
                           Commercial Mortgage Loan pledged hereunder, ninety-five percent (95%) of the lesser of (i) the Mortgage Note Amount, or (ii) the Committed Purchase Price.

                                    (6) A Warehousing Advance made against a
                           Berkshire Loan pledged hereunder, the lesser of (i) the Mortgage Note Amount or (ii) the Committed Purchase Price.

                  2.2      Procedures for Obtaining Warehousing Advances.

                           2.2(a) The Borrowers may obtain a Warehousing
                  Advance hereunder, subject to the satisfaction of the conditions set forth in Sections 4.1 and 4.2 hereof, upon compliance with the procedures set forth in this Section
                  2.2 and in the following described Exhibits, attached hereto and made a part hereof including the delivery of all documents listed in the following described Exhibits (the "Collateral Documents") to the Lender, as applicable to the type of Collateral being financed:

                                    (1) Conventional Mortgage Loans, FNMA DUS
                           Mortgage Loans and Commercial Mortgage Loans, as set forth in Exhibit D-MF/CONV/DUS hereto.

                                    (2) FHA Project Mortgage Loans, FHA
                           Construction Mortgage Loans and HUD 241 Mortgage Loans, as set forth in Exhibit D-MF/FHA hereto.

                                    (3)     Berkshire Loans, as set forth in
                           Exhibit D-MF/BER.

                  Requests for Warehousing Advances shall be initiated by the Borrowers by delivering to the Lender, no later than one (1) Business Day prior to any Business Day that the Borrowers desire to borrow hereunder, a completed and signed request for a Warehousing Advance (a "Warehousing Advance Request") on the then current form approved by the Lender. The current forms in use by the Lender are

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                                       19

                  Exhibit C-MF for Warehousing Advances against Mortgage Loans other than Berkshire Loans, and Exhibit C-MF/BER for Warehousing Advances made to Washington against Berkshire Loans, attached hereto and made a part hereof. The Lender shall have the right, on not less than three (3) Business Days' prior Notice to the Borrowers, to modify any of said Exhibits to conform to current legal requirements or Lender practices, and, as so modified, said Exhibits shall be deemed a part hereof.

                           2.2(b) Before funding, the Lender shall have a
                  reasonable time (one (1) Business Day under ordinary circumstances) to examine such Warehousing Advance Request and the Collateral Documents to be delivered prior to such requested Warehousing Advance, as set forth in the applicable Exhibit hereto, and may reject such of them as do not meet the requirements of this Agreement or of the related Purchase Commitment.

                           2.2(c) The Borrowers shall hold in trust for the
                  Lender, and the Borrowers shall deliver to the Lender promptly upon request, the following: (1) originals of the Collateral Documents for which copies are required to be delivered to the Lender pursuant to Exhibit DMF/CONV/DUS, Exhibit D-MF/FHA or Exhibit D-MF/BER, (2) the original lender's ALTA Policy of Title Insurance or an equivalent thereto, (3) the environmental assessment, and (4) any other documents relating to a Pledged Mortgage which the Lender may request including, without limitation, certificates of casualty or hazard insurance, credit information on the maker of each such Mortgage Note, and other documents of all kinds which are customarily desired for inspection or transfer incidental to the purchase of any Mortgage Note by an Investor and any additional documents which are customarily executed by the seller of a Mortgage Note to an Investor.

                           2.2(d) To make a Warehousing Advance, the Lender
                  shall cause the Funding Bank to credit an account of the Borrowers with the Funding Bank, which account shall be under the exclusive control of the Lender, upon compliance by the Borrowers with the terms of this Agreement. The Lender shall determine in its sole discretion the method by which a Warehousing Advance is made.

                           2.2(e) If, pursuant to the authorization given by
                  the Borrowers in the Funding Bank Agreement, for the purpose of financing a Mortgage Loan against which the Lender has made a Warehousing Advance in accordance with a Request for Advance the Lender debits the Borrowers' Operating Account at the Funding Bank to the extent

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                                       20
                  necessary to cover a wire to be initiated by the Lender, and such debit or direction results in an overdraft, the Lender may make an additional Warehousing Advance to fund such overdraft.

                  2.3 The Term Loan Commitment. Subject to the terms and conditions of this Agreement and provided no Default or Event of Default has occurred and is continuing, the Lender agrees, on the Closing Date, to make a Term Loan Advance to the Borrowers in an amount equal to the outstanding balance of the loans made pursuant to the Existing Term Loan Agreement, but not to exceed the Term Loan Commitment Amount. The obligation of the Lender to make the Term Loan Advance hereunder is hereinafter referred to as the "Term Loan Commitment." On the Closing Date, the Lender shall, without further request by the Borrowers, make the Term Loan Advance and apply it to repay all outstanding loans made pursuant to the Existing Term Loan Agreement. The Term Loan Advance shall constitute a single indebtedness, and all of the Collateral shall be security for the Term Loan Promissory Note and for the performance of all the Obligations. The Term Loan Advance shall be made jointly to Washington and Huntoon, and Washington and Huntoon, jointly and severally, shall be obligated to repay the Term Loan Advance. With respect to its obligation to repay the Term Loan Advance, in the event the Term Loan Advance or any portion thereof is deemed to be made to either Borrower (rather than jointly to both Borrowers), the other Borrower agrees to the terms set forth in Exhibit L attached hereto and made a part hereof.

                  2.4      The Servicing Facility Commitment.

                           2.4(a) Subject to the terms and conditions of this
                  Agreement and provided no Default or Event of Default has occurred and is continuing, the Lender agrees from time to time during the period from the Closing Date, to, but not including, the Servicing Facility Commitment Termination Date, to make Servicing Facility Advances to the Borrowers, provided the total aggregate principal amount outstanding at any one time of all such Servicing Facility Advances shall not exceed the Servicing Facility Commitment Amount. The obligation of the Lender to make Servicing Facility Advances hereunder up to the Servicing Facility Commitment Amount is hereinafter referred to as the "Servicing Facility Commitment." Within the Servicing Facility Commitment, the Borrowers may borrow, repay and reborrow. On the Closing Date, the Lender shall, without further action by the Borrowers, make Working Capital Advances in an amount equal to the aggregate outstanding principal balance of all "P&I Advances" and "Working Capital Advances" outstanding under the Existing Warehousing Agreement, and

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                                       21
                  shall apply such Working Capital Advances to repay such outstanding loans under the Existing Warehousing Agreement. All Servicing Facility Advances under this Agreement shall constitute a single indebtedness, and all of the Collateral shall be security for the Servicing Facility Promissory Note and for the performance of all the Obligations. Servicing Facility Advances shall be made either to Washington or to Huntoon, as shall be requested by Washington or Huntoon, but each Servicing Facility Advance, whether made to Washington or to Huntoon shall be deemed made to or for the benefit of Washington and Huntoon, and Washington and Huntoon, jointly and severally, shall be obligated to repay any Servicing Facility Advances made to Washington or Huntoon under the Servicing Facility Commitment. With respect to its obligation to repay Servicing Facility Advances made to the other Borrower, each Borrower agrees to the terms set forth in Exhibit L attached hereto and made a part hereof.

                           2.4(b) Servicing Facility Advances shall be made
                  either as Servicing Acquisition Advances or as Working Capital Advances. Servicing Acquisition Advances shall be used by the Borrowers solely for the purpose of financing a part of the Servicing Acquisition Cost of a Servicing Acquisition. Working Capital Advances shall be used to provide for the working capital needs of the Borrowers. Each Servicing Facility Advance shall be made at the request of the Borrowers, in the manner hereinafter provided in Section
                  2.2 hereof. The following limitations on the use of the Advance shall be applicable:

                                    (1) No Servicing Facility Advance shall be
                           made if, after giving effect thereto and, in the case of a Servicing Acquisition Advance, to the Servicing Acquisition to be funded thereby, (i) the aggregate outstanding principal balance of the Term Loan Advance and all Servicing Facility Advances would exceed the Servicing Collateral Value as of the date of such Servicing Facility Advance, or (ii) in the case of any Servicing Acquisition Advance, the amount of such Servicing Acquisition Advance would exceed seventy percent (70%) of Servicing Acquisition Cost or, if an Appraisal is required by the Lender, the Appraisal Value of the Nonrecourse Servicing Contracts being acquired in such Servicing Acquisition; provided, that for purposes of the foregoing calculations, the following Mortgage Loans shall be excluded: (w) Mortgage Loans on which any payment is more than thirty (30) days past due, (x) Mortgage Loans in

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                                       22
                           respect of which the Borrowers have commenced foreclosure proceedings, (y) Mortgage Loans in respect of which any obligor is the subject of a bankruptcy proceeding, and (z) Servicing Contracts excluded in calculating the Adjusted Servicing Portfolio.

                                    (2) The aggregate amount of Working
                           Capital Advances outstanding at any one time shall not exceed Five Million Dollars ($5,000,000) (the "Working Capital Sublimit").

                                    (3) No Servicing Acquisition Advance shall
                           be made to finance a Servicing Acquisition unless the Lender shall have reviewed the documents and information described in Section 2.5(b) in connection with such Servicing Acquisition, and the same shall be in all respects satisfactory to the Lender.

                           2.4(c) Unless either the Lender or the Borrower, in
                  its sole discretion, provides the other with written notice, on or before the sixtieth day prior to the then-effective Servicing Facility Commitment Termination Date, that it is not willing to extend the Servicing Facility Commitment Termination Date (subject to an earlier termination of the Commitments pursuant to Section 8.2), and provided no Default or Event of Default has occurred and is continuing on the then-effective Servicing Facility Commitment Termination Date, the Servicing Facility Commitment Termination Date shall be extended by one year, effective as of the then-effective Servicing Facility Commitment Termination Date; provided, that the Servicing Facility Commitment Termination Date shall not be extended under this Section 2.4(c) beyond August 31, 2001.

                  2.5      Procedures for Obtaining Servicing Facility
         Advances.

                           2.5(a) The Borrowers may obtain a Servicing Facility
                  Advance hereunder, subject to the satisfaction of the conditions set forth in Sections 4.1 and 4.2 hereof, upon compliance with the procedures set forth in this Section 2.5. Requests for Servicing Acquisition Advances shall be initiated by the Borrowers delivering to the Lender, no later than two (2) Business Day prior to any Business Day on which the Borrowers desire to borrow hereunder, a completed and signed request for a Servicing Acquisition Advance (a "Servicing Acquisition Advance Request") on the then current form approved by the Lender. The current form in use by the Lender is

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                                       23

                  Exhibit C-SER attached hereto and made a part hereof. Requests for Working Capital Advances shall be initiated by the Borrowers delivering to the Lender, no later than one (1) Business Day prior to any Business Day on which the Borrowers desire to borrow hereunder, a completed and signed request for a Working Capital Advance (a "Working Capital Advance Request") on the then current form approved by the Lender. The current form in use by the Lender is Exhibit C-WC attached hereto and made a part hereof. The Lender shall have the right, on not less than three (3) Business Days' prior Notice to the Borrowers, to modify such Exhibits to conform to current legal requirements or Lender practices, and, as so modified, said Exhibit shall be deemed a part hereof.

                           2.5(b) The Borrowers shall deliver the following
                  documents, certificates and opinions related to any Servicing Acquisition to the Lender prior to the date of such Servicing Acquisition Advance:

                                    (1) the following documents with respect to
                           Nonrecourse Servicing Contracts acquired in such Servicing Acquisition: (i) a counterpart of the Servicing Purchase Agreement and all other Servicing Acquisition Documents, duly executed by each party thereto, (ii) such information with respect to such Servicing Contracts and the Mortgage Loans serviced pursuant thereto as the Lender may reasonably request, (iii) a valuation of such Servicing Contracts prepared using the methodology and values used in the most recent Appraisal of the Pledged Servicing Contracts or, if required by the Lender, an Appraisal with respect to such Servicing Contracts and (iv) evidence satisfactory to the Lender that, if requested by the Lender, FNMA, FHLMC and/or GNMA, if applicable, has entered into an Acknowledgment Agreement with respect to all such Servicing Contracts to which it is a party (provided, that such evidence shall not be required if such Servicing Contracts are excluded from the calculation of Servicing Acquisition Cost and the Appraisal or internal valuation described above), and that, if applicable, GNMA has received such notice of the Lender's security interest in such Servicing Contracts to which it is a party as may be required thereunder or to perfect such security interests;

                                    (2) a certificate of the president or
                           chief financial officer of each of the
                           Borrowers, certifying that all representations and warranties set forth in Section 5 hereof,

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                                       24
                           including, without limitation, Section 5.4 hereof, are true and correct as though made on and as of the date of such Servicing Acquisition Advance;

                                    (3) evidence satisfactory to the Lender
                           that all consents from and notices to FNMA, FHLMC, GNMA, FHA, VA and other governmental agencies or Investors required for the Borrowers to assume the Servicing Contracts to be acquired and continue its business after the closing of such Servicing Acquisition have been obtained and given;

                                    (4) evidence satisfactory to the Lender
                           that such Servicing Acquisition Advance and any additional funds delivered simultaneously to such seller will be sufficient to pay the purchase price under such Servicing Purchase
                           Agreement in full;

                                    (5) Such UCC Financing statements or
                           amendments as the Lender, in its sole
                           discretion, may request to perfect or continue the perfection of its security interest;

                                    (6) UCC, tax lien and judgment searches in
                           the appropriate public records for the seller(s) in such Servicing Acquisition, which shall not have disclosed the existence of any prior Lien on the Servicing Contracts to be acquired by the Borrowers; and

                                    (7) such further documents, instruments,
                           opinions, certificates and evidence as the Lender may reasonably request.

                           2.5(c) Before funding any Servicing Acquisition
                  Advance, the Lender shall have a reasonable time (two (2) Business Days in ordinary circumstances) to examine the documents delivered to it hereunder in connection with the Servicing Acquisition to be funded by such Servicing Acquisition Advance prior to making the requested Servicing Acquisition Advance, and may reject such of them as are not reasonably satisfactory to Lender.

                           2.5(d) To make a Servicing Acquisition
                  Advance, the Lender shall disburse the amount thereof in accordance with the Request for Servicing Acquisition Advance upon compliance by the Borrowers with the terms of this Agreement. To make a Working Capital Advance,

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                                       25
                  the Lender shall disburse the proceeds thereof into the Operating Account.

                  2.6 Notes. The Borrowers' Obligations in respect of Warehousing Advances shall be evidenced by a Warehousing Promissory Note of the Borrowers in the form of Exhibit A-1 attached hereto. The Borrowers' Obligations in respect of the Term Loan Advance shall be evidenced by a Term Loan Promissory Note of the Borrowers substantially in the form of Exhibit A-2 attached hereto. The Borrowers' Obligations in respect of Servicing Facility Advances shall be evidenced by a Servicing Facility Promissory Note of the Borrowers in the form of Exhibit A-3 attached hereto. Each note shall be dated as of the date hereof. The Warehousing Promissory Note, the Term Loan Promissory Note and the Servicing Promissory Note are collectively referred to as the "Notes". The terms "Warehousing Promissory Note," "Term Loan Promissory Note," "Servicing Promissory Note," "Note" or "Notes" shall include all extensions, renewals and modifications of the Notes and all substitutions therefor. All terms and provisions of the Notes are hereby incorporated herein.

                  2.7      Interest.

                           2.7(a) Except as provided in Section 2.7(g), the
                  unpaid amount of each Warehousing Advance shall bear interest, from the date of such Advance until paid in full, at the Warehousing Rate.

                           2.7(b) Except as provided in Section 2.7(g), the
                  unpaid amount of each Term Loan Advance shall bear interest, from the date of such Term Loan Advance until paid in full, at the Term Loan Rate.

                           2.7(c) Except as provided in Section 2.7(g), the
                  unpaid amount of the Servicing Facility Advance shall bear interest, from the date of the Servicing Facility Advance until paid in full, at the Servicing Facility Rate.

                           2.7(d) The Borrowers shall be entitled to receive
                  certain benefits based on the average monthly Eligible Balances of the Borrowers maintained at a Designated Bank. For the purposes hereof, all Advances shall be called the "Applicable Advances". After the end of each calendar month, the Lender will calculate the interest due for the applicable month, by electing a portion ("Balance Funded Portion") of the Applicable Advances which is equal to the lesser of (a) the Applicable Advances outstanding during such month or (b) the average amount of Eligible Balances on deposit with a Designated Bank during such month. The Balance Funded Portion of

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                  the Applicable Advances shall bear interest at balance funded rates of (1) one percent (1.00%) per annum for the Balance Funded Portion of Warehousing Advances, (2) three and one-half percent (3.50%) per annum for the Balance Funded Portion of Servicing Facility Advances, and (3) three percent (3.00%) per annum for the Balance Funded Portion of the Term Loan Advance.

                           The Balance Funded Portion of the Applicable
                  Advances outstanding for a month shall be determined by (a) first, deducting the average amount of the Term Loan Advance outstanding for a month from the average amount of Eligible Balances during such month, but only to the extent of the average amount of Eligible Balances, (b) second, to the extent Eligible Balances remain for such month, deducting the average amount of the Servicing Facility Advances outstanding for a month from the remaining average amount of Eligible Balances during such month, but only to the extent of the remaining average amount of Eligible Balances, and (c) third, to the extent Eligible Balances remain for such month, deducting the average amount of Warehousing Advances outstanding for a month from the remaining average amount of Eligible Balances during such month, but only to the extent of the remaining average amount of Eligible Balances.

                           If, for any month, a portion of the average amount
                  of Eligible Balances remains ("Remainder") after the Balance Funded Portion has been deducted, the Lender shall provide a benefit in the form of an "Earnings Credit" on the Remainder portion of the Eligible Balances maintained in time deposit accounts with the Designated Bank, and the Lender shall provide a benefit in the form of an "Earnings Allowance" on the Remainder portion of the Eligible Balances maintained in demand deposit accounts with the Designated Bank. Any Earnings Allowance shall be used first and any Earnings Credit shall be used second as a credit against accrued Miscellaneous Charges and fees, including, but not limited to Commitment Fees and may be used, at the Lender's option, to reduce accrued interest. Any Earnings Allowance not used during the month in which the benefit was received shall be accumulated for use and must be used during the calendar year in which the benefit was received. Any Earnings Credit not used during the month in which the benefit was received shall be used to provide a cash benefit to the Borrowers.

                           The Lender's determination of the Balance Funded
                  Portion, the Earnings Credit and the Earnings Allowance for any month shall be determined by the Lender in its sole discretion and shall be conclusive and binding

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                  absent manifest error. In no event shall the benefit received by the Borrowers exceed the Depository Benefit.

                           Either party hereto may terminate the benefits
                  provided for in this Section, effective immediately upon Notice to the other party, if the terminating party shall have determined (which determination shall be conclusive and binding absent manifest error) at any time that any applicable law, rule, regulation, order or decree or any interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof, or compliance by such party with any request or directive (whether or not having the force of law) of any such authority, shall make it unlawful or impossible for such party to continue to offer or receive the benefits provided for in this Section.

                           2.7(e) Interest shall be computed on the basis of a
                  360-day year and applied to the actual number of days elapsed in each interest calculation period and shall be payable monthly in arrears, on the first day of each month, commencing with the first month following the Closing Date and on the Maturity Date.

                           2.7(f) If, for any reason, no interest is due on an
                  Advance, the Borrowers agree to pay to the Lender an administrative fee equal to one day of interest on such Advances at a rate of one and one-half percent (1-1/2%) per annum. Administrative and other fees shall be due and payable in the same manner as interest is due and payable hereunder.

                           2.7(g) After the occurrence and during the
                  continuation of an Event of Default hereunder, the Lender may give Notice to the Borrowers that the unpaid amount of each Advance shall bear interest, until paid in full, at a rate of interest (the "Default Rate") equal to two percent (2%) per annum over the applicable rate provided in the applicable subsection of this Section 2.7 or, if no rate is applicable, the highest rate then applicable to any outstanding Advance.

                  2.8      Principal Payments.

                           2.8(a) The outstanding principal amount of
                  all Warehousing Advances shall be payable in full on the Warehousing Maturity Date.

                           2.8(b) The outstanding principal amount of the Term
                  Loan Advance shall be payable in twenty (20) equal quarterly installments, due on the first day of each Calendar Quarter following the Closing Date. Such

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                  installments shall be in an amount equal to one-fortieth (1/40) of the amount of the Term Loan Advance each. The remaining principal balance of the Term Loan Advance shall be payable on the Term Loan Maturity Date.

                           2.8(c) The outstanding principal amount of the
                  Servicing Facility Advances as of the Servicing Facility Commitment Termination Date shall be payable in twenty (20) equal quarterly installments, due on the first day of each Calendar Quarter beginning after the Servicing Facility Commitment Termination Date. Each such installment shall be in an amount equal to one-twentieth (1/20) of the aggregate outstanding principal balance of the Servicing Facility Advances on the Servicing Facility Commitment Termination Date. The remaining principal balance of the Servicing Facility Advances shall be payable on the Servicing Facility Maturity Date.

                           2.8(d) The Borrowers shall have the right to prepay
                  the outstanding Advances in whole or in part, from time to time, without premium or penalty. All prepayments of the Term Loan Advance, and all prepayments of the Servicing Facility Advances made after the Servicing Facility Commitment Termination Date, shall be applied to the installments due thereon in the inverse order of their maturities.

                           2.8(e) All payments of outstanding Advances from the
                  proceeds of the sale or other disposition of Pledged Mortgages and Pledged Securities shall be paid directly by the Investor to the Cash Collateral Account to be applied against the Obligations.

                           2.8(f) The Borrowers shall be obligated to pay to
                  the Lender, without the necessity of prior demand or notice from the Lender, and the Borrowers authorize the Lender to cause the Funding Bank to charge the Borrowers' account for, the amount of any outstanding Advance against a specific Pledged Mortgage, upon the earliest occurrence of any of the following events:

                                    (1) For an FHA Construction Mortgage Loan,
                           ninety (90) days elapse from the date of each Advance made by the Lender against such Pledged Mortgage, and for any other Mortgage Loan other than a Pledged Mortgage to be exchanged for a FNMA Mortgage-backed Security, ninety (90) days elapse from the date of the initial Advance made by the Lender against such Pledged Mortgage, whether or not such Pledged Mortgage is included in an Eligible Mortgage Pool.


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                                       29

                                    (2) For Mortgage Loans other than FNMA DUS
                           Mortgage Loans to be exchanged for a FNMA
                           Mortgage-backed Security, forty-five (45) days elapse from the date the Pledged Mortgage was delivered to an Investor for examination and purchase, without the purchase being made, or upon rejection of the Pledged Mortgage as unsatisfactory by an Investor.

                                    (3) For FNMA DUS Mortgage Loans to be
                           exchanged for a FNMA Mortgage-backed Security, seventy-five (75) days elapse from the date such FNMA DUS Mortgage Loan was delivered to FNMA for examination, and the issuance of a Pledged Security, without the Pledged Security being issued, or upon rejection of the Pledged Mortgage as unsatisfactory by FNMA.

                                    (4) On the date an Advance was made and the
                           Pledged Mortgage which was to have been funded by such Advance is not closed and funded.

                                    (5) For a Conventional Multi-family
                           Mortgage Loan, FNMA DUS Mortgage Loan, FHA Project Mortgage Loan, HUD 241 Mortgage Loan, FHA Construction Mortgage Loan or Conventional Health Care Mortgage Loan, one (1) Business Day elapses from the date an Advance was made against any Mortgage Loan, without receipt of those Collateral Documents relating to such Mortgage Loan required to be delivered on such date under Exhibit D-MF/CONV/DUS, Exhibit D-MF/FHA, or Exhibit D-MF/BER hereto, or such Collateral Documents, upon examination by the Lender, are found not to be in compliance with the requirements of this Agreement or the related Purchase Commitment.

                                    (6) Ten (10) Business Days elapse from the
                           date a Collateral Document was delivered to the Borrowers for correction or completion under a Trust Receipt, without being returned to the Lender.

                                    (7) Three (3) Business Days after the date
                           on which the Lender notifies the Borrowers that a Pledged Mortgage is determined to have been originated based on untrue, incomplete or inaccurate information, whether or not the Borrowers had knowledge of such misrepresentation or incorrect information, or that the Pledged Mortgage is defaulted and has remained in default for a period of sixty (60) days or more.


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                                       30

                                    (8) On the mandatory delivery date of the
                           related Purchase Commitment and the specific Pledged Mortgage was not delivered under the Purchase Commitment prior to such mandatory delivery date or the Purchase Commitment is terminated.

                                    (9)  Upon sale, maturity or other
                           disposition of the Pledged Mortgage.

                                    (10) Payment of any Lien prior to a HUD 241
                           Mortgage Loan is delinquent, and remains delinquent, for a period of sixty (60) days or more.

                                    (11) If the Pledged Mortgage is included in
                           a Mortgage Pool, then if the Mortgage Pool is an Eligible Mortgage Pool, upon sale of the Mortgage-backed Security, or if the Mortgage Pool is not an Eligible Mortgage Pool, upon delivery of the Pledged Mortgage to the pool custodian.

                                    (12) For an Advance made to Washington
                           against a Berkshire Loan, two (2) days elapse from the date of the initial Advance made by the Lender without the Pledged Security to be exchanged for a one hundred percent (100%) participation in such Berkshire Loan having been issued, or upon any determination by FNMA not to purchase such one hundred percent (100%) participation.

                           2.8(g) The outstanding amount of any Advance made
                  pursuant to Section 2.2(e) shall be payable in full within one (1) Business Day after the date of such Advance.

                           2.8(h) The Borrowers shall give Notice to the Lender
                  (telephonically, to be followed by written notice) of the Pledged Mortgages or Pledged Securities for which proceeds have been received. Upon receipt of such Notice the Advances against such Pledged Mortgages or Pledged Securities shall be repaid and such Pledged Mortgages or Pledged Securities shall be considered to have been redeemed from pledge. The Lender is entitled to rely upon the Borrowers' affirmation that deposits in the Cash Collateral Account represent payment from Investors for the purchase of Pledged Mortgages or Pledged Securities as specified by the Borrowers. In the event that the payment from an Investor for the purchase of Pledged Mortgages or Pledged Securities is less than the outstanding Advances against such Pledged Mortgages or the Mortgage Loans backing Pledged Securities, the Lender

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                  is authorized to cause the Funding Bank to charge the Borrowers' account for an amount equal to such deficiency. Provided no Default or Event of Default exists, the Lender shall return any excess payment from an Investor for Pledged Mortgages or Pledged Securities to the Borrowers.

                           2.8(i) In addition to the payments required pursuant
                  to Section 2.8(f), the Borrowers shall be obligated to pay to the Lender, without the necessity of prior demand or notice from the Lender, and the Borrowers authorize the Lender to cause the Funding Bank to charge the Borrowers' account if the principal amount of any Pledged Mortgage is prepaid in whole or in part while an Advance is outstanding against such Pledged Mortgage, for the amount of such prepayment, to be applied to such Advance.

                           2.8(j) If at any time the aggregate outstanding
                  principal balance of all Servicing Facility Advances and the Term Loan Advance exceeds the Servicing Collateral Value, the Borrowers shall prepay either the outstanding Term Loan Advances or the outstanding Servicing Facility
                  Advances in the amount of such excess.

                  2.9 Expiration of Commitments. Unless extended or terminated earlier as permitted hereunder, the Warehousing Commitment shall expire of its own term, and without the necessity of action by the Lender, at the close of business on the Warehousing Maturity Date. The Term Loan Commitment shall expire of its own term, and without the necessity of action by the Lender, at the close of business on the Closing Date. The Servicing Facility Commitment shall expire of its own term, and without the necessity of action by the Lender, at the close of business on the Servicing Facility Commitment Termination Date.

                  2.10     Method of Making Payments.

                           2.10(a) Except as otherwise specifically provided
                  herein, all payments hereunder shall be made to the Lender not later than the close of business on the date when due unless such date is a non-Business Day, in which case, such payment shall be due on the first Business Day thereafter, and shall be made in lawful money of the United States of America in immediately available funds transferred via wire to accounts designated by the Lender from time to time.

                           2.10(b) Upon an Event of Default, and without the
                  necessity of prior demand or notice from the Lender, the Borrowers authorize the Lender to cause the Funding Bank

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                  to charge the Borrowers' account for any Obligations due and owing the Lender.

                  2.11     Commitment Fees.

                           2.11(a) The Borrowers agree to pay to the Lender a
                  Warehousing Commitment Fee for the period from the Closing Date until the date set forth in clause (a) of the definition of Warehousing Maturity Date, in the amount of one-eighth percent (1/8%) per annum of One Hundred Million Dollars ($100,000,000), which Warehousing Commitment Fee shall be paid monthly in advance and shall be computed on the basis of a 365-day year and applied to the actual number of days elapsed in such calendar month. On the Closing Date, the Borrowers shall pay the prorated portion of the monthly Warehousing Commitment Fee due from the Closing Date to the last day of the current calendar month. Thereafter, the Borrowers shall make monthly payments of the Warehousing Commitment Fee on the first (1st) day of each calendar month. If the Warehousing Maturity Date is other than the last day of a calendar month, the Borrowers shall pay the prorated portion of the monthly Warehousing Commitment Fee due from the beginning of the then current calendar month to and including the Warehousing Maturity Date. The Borrowers shall not be entitled to a reduction in the amount of the Warehousing Commitment Fee in the event the Warehousing Commitment Amount is reduced or in the event that the Warehousing Commitment is terminated at the request of the Borrowers or as a result of an Event of Default. If the Warehousing Commitment terminates at the request of the Borrowers or as a result of an Event of Default, the unpaid balance of the Warehousing Commitment Fee shall be due and payable in full on the date of such termination.

                           2.11(b) The Borrowers agree to pay to the Lender a
                  Term Loan Commitment Fee for the period from the Closing Date until the Term Loan Maturity Date, in the amount of (i) on the Closing Date, one-fifth percent (1/5%) per annum of the Term Loan Commitment Amount for the period from the Closing Date until the end of the then-current month, and (ii) on the first day of each month thereafter, one-fifth (1/5%) per annum of the outstanding principal balance of the Term Loan on such date, which Term Loan Commitment Fee shall be paid monthly in advance and shall be computed on the basis of a 365-day year and applied to the actual number of days elapsed in such month. If the Term Loan Maturity Date is other than the last day of a month, the Borrowers shall pay the prorated portion of the quarterly Term Loan Commitment Fee due from the beginning of the then current

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                                      33
                  month to and including the Term Loan Maturity Date. The Borrowers shall not be entitled to a refund of any portion of the Term Loan Commitment Fee previously paid in the event the Term Loan Advance is prepaid, either voluntarily by the Borrowers or as a result of an Event of Default.

                           2.11(c) The Borrowers agree to pay to the Lender a
                  Servicing Facility Commitment Fee for the period from the Closing Date until the later to occur of (i) the date set forth in clause (a) of the definition of Servicing Facility Commitment Termination Date or (ii) the Servicing Facility Maturity Date, in the amount of one-fifth percent (1/5%) per annum of (i) from the Closing Date until the end of the month in which the Servicing Facility Commitment Termination Date occurs, the Servicing Facility Commitment Amount, and (ii) thereafter, the aggregate outstanding principal balance of the Servicing Facility Advances as of the first day of each month, which Servicing Facility Commitment Fee may be paid quarterly in advance and shall be computed on the basis of a 365-day year and applied to the actual number of days elapsed in such month. On the Closing Date, the Borrowers shall pay the prorated portion of the monthly Servicing Facility Commitment Fee due from the Closing Date to the last day of the current month. Thereafter, the Borrowers shall make monthly payments of the Servicing Facility Commitment Fee on the first (1st) day of each month. If the Servicing Facility Maturity Date is other than the last day of a month, the Borrowers shall pay the prorated portion of the quarterly Servicing Facility Commitment Fee due from the beginning of the then current month to and including the Servicing Facility Maturity Date. The Borrowers shall not be entitled to a reduction in the amount of the Servicing Facility Commitment Fee, in the event the Servicing Facility Commitment Amount is reduced or in the event that the Servicing Facility Commitment is terminated at the request of the Borrowers or as a result of an Event of Default or in the event the Servicing Facility Advances are prepaid after the Servicing Facility Commitment Termination Date, either voluntarily by the Borrowers or as a result of an Event of Default. If the Servicing Facility Commitment terminates at the request of the Borrowers or as a result of an Event of Default, or if the Servicing Facility Advances are prepaid after the Servicing Facility Commitment Termination Date, either voluntarily by the Borrowers or as a result of an Event of Default, the unpaid balance of the Servicing Facility Commitment Fee shall be due and payable in full on the date of such termination.


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                                       34

                  2.12 Miscellaneous Charges. The Borrowers agree to reimburse the Lender for miscellaneous charges and expenses (collectively, "Miscellaneous Charges") incurred by or on behalf of the Lender in connection with the handling and administration of Advances, and to reimburse the Lender for Miscellaneous Charges incurred by or on behalf of the Lender in connection with the handling and administration of the Collateral. For the purposes hereof, Miscellaneous Charges shall include, but not be limited to, charges for wire transfers, charges for security delivery fees, charges for overnight delivery of Collateral to Investors, Funding Bank's service charges and Designated Bank's service charges. Miscellaneous Charges are due when incurred, but shall not be delinquent if paid within fifteen (15) days after receipt of an invoice or an account analysis statement from the Lender.

                  2.13 Interest Limitation. All agreements between the Borrowers and the Lender are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of this Agreement or the Notes or otherwise, shall the amount paid or agreed to be paid to the Lender for the use, forbearance, loaning or retention of the Advances secured by this Agreement exceed the maximum permissible under applicable law. If from any circumstances whatsoever, fulfillment of any provisions hereof or of the Notes, or any other document securing this Agreement at any time given shall involve transcending the limit of validity prescribed by law, then, the obligation to be fulfilled shall automatically be reduced to the limit of such validity, and if from any circumstances the Lender should ever receive as interest an amount which would exceed the highest lawful rate of interest, such amount which would be in excess of interest shall be applied to the reduction of the principal balance secured by the Notes and not to the payment of interest thereunder. This provision shall control every other provision of all agreements between the Borrowers and Lender and shall also be binding upon and available to any subsequent holder of the Notes.

3.       COLLATERAL.

                  3.1 Grant of Security Interest. As security for the payment of the Notes and for the performance of all of the Borrowers' Obligations, the Borrowers hereby assign and transfer to the Lender all right, title and interest in and to and grants a security interest to the Lender in the following described property (the "Collateral"):

                           3.1(a) All Mortgage Loans, including all Mortgage
                  Notes and Mortgages evidencing or securing such Mortgage Loans, which from time to time are delivered or caused to be delivered to the Lender (including delivery to a third

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                                       35
                  party on behalf of the Lender), come into the possession, custody or control of the Lender for the purpose of assignment or pledge or in respect of which an Advance has been made by the Lender hereunder and, with respect to the Berkshire Loans, the Berkshire Master Notes and all of Washington's right, title and interest in and to the Berkshire Master Agreement and the "Loan Documents" (as defined therein) (the "Pledged Mortgages").

                           3.1(b) All Mortgage-backed Securities and
                  Participation Certificates which are from time to time created in whole or in part on the basis of the Pledged Mortgages or are delivered or caused to be delivered to, or are otherwise in the possession of the Lender, or its agent, bailee or custodian as assignee, or pledged to the Lender, or for such purpose are registered by book-entry in the name of, the Lender (including delivery to or registration in the name of a third party on behalf of the Lender) hereunder or in respect of which from time to time an Advance has been made by the Lender hereunder (the "Pledged Securities").

                           3.1(c) All commitments issued by the FHA to insure
                  any Mortgage Loans included in the Pledged Mortgages; all guaranties related to Pledged Securities; all Purchase Commitments held by the Borrowers covering the Pledged Mortgages or the Pledged Securities and all proceeds resulting from the sale thereof to Investors pursuant thereto; and all personal property, contract rights, servicing and servicing fees and income or other proceeds, amounts and payments payable to the Borrowers as compensation or reimbursement, accounts and general intangibles of whatsoever kind relating to the Pledged Mortgages, the Pledged Securities, said FHA commitments and the Purchase Commitments, and all other documents or instruments relating to the Pledged Mortgages and the Pledged Securities, including, without limitation, any interest of the Borrowers in any fire, casualty or hazard insurance policies and any awards made by any public body or decreed by any court of competent jurisdiction for a taking or for degradation of value in any eminent domain proceeding as the same relate to the Pledged Mortgages.

                           3.1(d) All Nonrecourse Servicing Contracts now
                  owned or hereafter created or acquired by the Borrowers.

                           3.1(e) All rights of the Borrowers to receive
                  payments under or by virtue of the Servicing Contracts described in Section 3.1(d) and the Acknowledgement Agreements, whether as servicing fees, servicing income, damages, amounts payable upon the cancellation or

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                                       36
                  termination of any such Servicing Contract, interests on the foregoing, or otherwise.

                           3.1(f) Any agreement pursuant to which any Servicing
                  Contract described in Section 3.1(d) or the stock of any Subsidiary that owned (at the time of acquisition or at any time thereafter) or owns any such Servicing Contract was acquired or is sold by the Borrowers, and all documents executed or delivered in connection with any such acquisition or sale.

                           3.1(g) All right, title and interest of the
                  Borrowers in and to all escrow accounts, documents, instruments, files, surveys, certificates, correspondence, appraisals, computer programs, tapes, discs, cards, accounting records (including all information, records, tapes, data, programs, discs and cards necessary or helpful in the administration or servicing of the Collateral) and other information and data of the Borrowers relating to the Collateral.

                           3.1(h) All now existing or hereafter acquired cash
                  delivered to or otherwise in the possession of the Lender or its agent, bailee or custodian or designated on the books and records of the Borrowers as assigned and pledged to the Lender.

                           3.1(i) All cash and non-cash proceeds of the
                  Collateral, including all dividends, distributions and other rights in connection with, and all additions to, modifications of and replacements for, the Collateral, and all products and proceeds of the Collateral, together with whatever is receivable or received when the Collateral or proceeds thereof are sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, including, without limitation, all rights to payment with respect to any cause of action affecting or relating to the Collateral or proceeds thereof.

         The grant of the security interest under Sections 3.1(d) and 3.1(e) above is subject and subordinate to the rights of FNMA, FHLMC or GNMA, as applicable, in and to any Servicing Contracts to which FNMA, FHLMC or GNMA is a party. The Lender acknowledges that (i) each Borrower is entitled to servicing income with respect to a given Mortgage Pool only as long as such Borrower is an issuer in good standing, (ii) upon either Borrower's loss of issuer status, the Lender's rights to servicing income related to the affected Mortgage Pool(s) also terminate, and (iii) the pledge of rights to servicing income conveys no rights (such as the right to become a substitute

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                                       37
         servicer or issuer) that are not otherwise specifically provided for in the applicable GNMA or Investor guide.

                  3.2      Release of Security Interest in Collateral.

                           3.2(a) Pledged Mortgages shall be released from the
                  Lender's security interest only against payment to the Lender of the Release Amount in connection with such Pledged Mortgages.

                           3.2(b) If Pledged Mortgages are to be transferred to
                  a pool custodian or to FHLMC or FNMA for inclusion in a Mortgage Pool, the Lender's security interest in such Pledged Mortgages shall be released only against payment to the Lender of the Release Amount in connection with such Pledged Mortgages. If the Lender's security interest in the Pledged Mortgages comprising the Mortgage Pool is not released prior to the issuance of the Mortgage-backed Security or Participation Certificate, then the Mortgage-backed Security or Participation Certificate, when issued, shall be a Pledged Security. The Lender's security interest shall continue in such Pledged Mortgages and the Pledged Security. The Lender shall be entitled to possession of such Pledged Security in the manner provided below.

                           3.2(c) If Pledged Mortgages are transferred to an
                  Approved Custodian and included in an Eligible Mortgage Pool, the Lender's security interest in the Pledged Mortgages comprising the Eligible Mortgage Pool shall be released upon the issuance of the Mortgage-backed Security, which shall be a Pledged Security. The Lender's security interest in such Pledged Security shall be released only against payment to the Lender of the Release Amount in connection with the Pledged Mortgages backing such Pledged Security. The Lender shall be entitled to possession of such Pledged Security in the manner provided below.

                           3.2(d) The Lender shall have the exclusive right to
                  the possession of the Pledged Securities or, if the Pledged Securities are not to be issued in certificated form or are to be issued in certificated form and registered exclusively in the name of, and held by, a clearing agency or its nominee, shall have the right to have the book entries for the Pledged Securities issued in the Lender's name or the name or names of its designees, and the Lender shall have the right to cause delivery of the Pledged Securities to be made to the Investor or the book entries registered in the name of the Investor or the Investor's designee only against payment therefor. The Borrowers acknowledge that the

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                                       38

                  Lender may enter into one or more standing arrangements with other financial institutions for the issuance of Pledged Securities in book entry form in the name of such other financial institutions, as agent or financial intermediary for the Lender, and the Borrowers agree upon request of the Lender, to execute and deliver to such other financial institutions the Borrowers' written concurrence in any such standing arrangements.

                           3.2(e) Prior to the occurrence of an Event of
                  Default, the Borrowers may redeem a Pledged Mortgage or Pledged Security from the Lender's security interest by notifying the Lender of its intention to redeem such Pledged Mortgage or Pledged Security from pledge and either (a) paying, or causing an Investor to pay, to the Lender, for application to prepayment of the principal balance of the Notes, the Release Amount in connection with such Pledged Mortgage or Pledged Security, or (b) delivering substitute Collateral which, in addition to being acceptable to the Lender in its sole discretion will, when included with the Collateral, result in a Collateral Value of all Collateral held by the Lender which is at least equal to the aggregate outstanding Advances.

                           3.2(f) Following the occurrence of a Default or
                  Event of Default, the Lender may, with no liability to the Borrowers or any Person, continue to release its security interest in any Pledged Mortgage or Pledged Security against payment of the Release Amount in connection with such Pledged Mortgage or Pledged Security.

                           3.2(g) The Release Amount in connection with any
                  Pledged Mortgage shall be (i) prior to the occurrence of an Event of Default, the principal amount of the Advances made against such Pledged Mortgage, and (ii) from and after the occurrence and during the continuance of an Event of Default, the Committed Purchase Price of such Pledged Mortgage or, if there is no Purchase Commitment therefor, the amount paid to the Lender in a commercially reasonable disposition thereof.

                  3.3 Delivery of Additional Collateral or Mandatory Prepayment. At any time that the aggregate Collateral Value of the Pledged Mortgages and Pledged Securities then pledged hereunder is less than the aggregate amount of the Warehousing Advances then outstanding hereunder, the Lender may request, and the Borrowers shall within two (2) Business Days after Notice by the Lender (a) deliver to the Lender for pledge hereunder additional Mortgage Loans and/or cash, with a Collateral Value sufficient to cover the difference between

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                                       39
         the Collateral Value of the Pledged Mortgages and Pledged Securities pledged and the aggregate amount of Warehousing Advances outstanding hereunder, and/or (b) repay the Warehousing Advances in an amount sufficient to reduce the aggregate balance thereof outstanding to or below the Collateral Value of the Pledged Mortgages and Pledged Securities pledged hereunder.

                  3.4 Collection and Servicing Rights. So long as no Event of Default shall have occurred and be continuing, the Borrowers shall be entitled to service and receive and collect directly all sums payable to the Borrowers in respect of the Collateral other than proceeds of any Purchase Commitment or proceeds of the sale of any Collateral. Following the occurrence of any Event of Default, the Lender or its designee shall thereafter be entitled to service and receive and collect all sums payable to the Borrowers in respect of the Collateral, and in such case (a) the Lender or its designee in its discretion may, in its own name, in the name of the Borrowers or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so, (b) the Borrowers shall, if the Lender so requests, hold in trust for the benefit of the Lender and forthwith pay to the Lender at its office designated by Notice hereunder, all amounts thereafter received by the Borrowers upon or in respect of any of the Collateral, advising the Lender as to the source of such funds, and (c) all amounts so received and collected by the Lender shall be held by it as part of the Collateral.

                  3.5 Return of Collateral at End of Commitment. If (a) the Commitments shall have expired or been terminated, and (b) no Advances, interest or other Obligations evidenced by the Notes or payable under the Loan Documents shall be outstanding and unpaid, the Lender shall release its security interest in the Collateral, and deliver all Collateral in its possession to the Borrowers, in each case at the Borrowers expense. The receipt of the Borrowers for any Collateral released or delivered to the Borrowers pursuant to any provision of this Agreement shall be a complete and full acquittance for the Collateral so returned, and the Lender shall thereafter be discharged from any liability or responsibility therefor.

         3.6      Release of Collateral.

                           3.6(a)           The Lender may deliver documents
                  relating to the Collateral to the Borrowers for correction or completion pursuant to a Trust Receipt.

                           3.6(b)           Prior to the occurrence of a Default
                  or Event of Default, upon delivery by the Borrowers to the

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                  Lender of shipping instructions pursuant to Exhibit DMF/CONV/DUS, Exhibit D-MF/FHA or Exhibit D-MF/BER, the Lender will transmit Pledged Mortgages or Pledged Securities and all related loan documents or pool documents to the applicable Investor, Approved Custodian or other party.

                           3.6(c) Upon receipt of Notice from the Borrowers
                  under Section 2.8(h) hereof, and repayment of the Release Amount with respect to a Pledged Mortgage identified by the Borrowers, any Collateral Documents relating to the redeemed Pledged Mortgage or Mortgage Loan backing a Pledged Security which have not been delivered to an Investor or Approved Custodian shall be released by the Lender to or at the direction of the Borrowers.

4.       CONDITIONS PRECEDENT.

                  4.1 Initial Advance. The obligation of the Lender to make the initial Advance under this Agreement is subject to the satisfaction, in the sole discretion of the Lender, on or before the date thereof of the following conditions precedent:

                           4.1(a) The Lender shall have received the following,
                  all of which must be satisfactory in form and content to the Lender, in its sole discretion:

                                    (1) The Notes and this Agreement duly
                           executed by the Borrowers.

                                    (2) The Borrowers' articles of
                           incorporation as certified by the Secretary of State of Delaware and a copy of the Borrowers' bylaws certified by the corporate secretary of the Borrowers, or a Certificate of the Borrowers stating that there has been no change in either the articles of incorporation or bylaws since those most recently delivered in connection with the Existing Warehousing Agreement or the Existing Term Agreement, and certificates of good standing dated no less recently than ninety (90) days prior to the date of this Agreement.

                                    (3) Resolutions of the board of directors
                           of the Borrowers, certified as of the date of this Agreement by their corporate secretary, authorizing the execution, delivery and performance of this Agreement and the other Loan Documents, and all other instruments or documents to be delivered by the Borrowers pursuant to this Agreement.


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                                    (4) A certificate of the Borrowers'
                           corporate secretary as to the incumbency and authenticity of the signatures of the officers of the Borrowers executing this Agreement and the other Loan Documents and each Advance Request and all other instruments or documents to be delivered pursuant hereto (the Lender being entitled to rely thereon until a new such certificate has been furnished to the Lender).

                                    (5) Financial statements of Washington and
                           its Subsidiaries, on a consolidated basis, containing a balance sheet as of December 31, 1995, and related statements of income, changes in stockholders' equity and cash flows for the period ended on such date, all prepared in accordance with GAAP applied on a basis consistent with prior periods and audited by independent certified public accountants of recognized standing acceptable to the Lender.

                                    (6) Financial statements of Washington and
                           its Subsidiaries, on a consolidated basis, containing a balance sheet as of March 31, 1996, related statements of income and changes in stockholders' equity for the period ended on such date prepared in accordance with GAAP applied on a basis consistent with Washington's most recent audited financial statements.

                                    (7) A favorable written opinion of counsel
                           to the Borrowers, dated as of the date of this Agreement substantially in the form of Exhibit H attached hereto, addressed to the Lender.

                                    (8) Uniform Commercial Code, tax lien and
                           judgment searches of the appropriate public records in the States of California, Delaware, New Jersey and Virginia for the Borrowers, which search shall not have disclosed the existence of any prior Lien on the Collateral other than in favor of the Lender or as permitted hereunder.

                                    (9)  An executed copy of the Berkshire
                           Master Agreement.

                                    (10) Executed copies of the Berkshire
                           Master Notes.

                                    (11) An executed copy of the FNMA Special
                           Pool Purchase Contract related thereto.


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                                       42

                                    (12) An executed original of a bailee
                           agreement with respect to the Berkshire Master Notes among Washington, the Lender and FNMA, in form and substance satisfaction to the Lender.

                                    (13) Copies of the certificates, documents
                           or other written instruments which evidence the Borrowers' eligibility described in Section 5.13 hereof, all in form and substance satisfactory to the Lender.

                                    (14) Copies of the Borrowers' errors and
                           omissions insurance policy or mortgage impairment insurance policy, and blanket bond coverage policy, or certificates in lieu of policies, all in form and content satisfactory to the Lender, showing compliance by the Borrowers as of the date of this Agreement with the related provisions of Section
                           6.8 hereof.

                                    (15) Executed financing statements in
                           recordable form covering the Collateral and ready for filing in all jurisdictions required by the Lender.

                                    (16) Receipt by the Lender of any fees due
                           on the date hereof, including, but not limited to, Commitment Fees and document production fees.

                                    (17) Evidence that all accounts necessary
                           into which Advances will be funded have been established at the Funding Bank and receipt of a fully executed Funding Bank Agreement.

                           4.1(b) All directors, officers and shareholders of
                  the Borrowers, all Affiliates of the Borrowers or of any Subsidiary of the Borrowers, to whom or to any of whom the Borrowers shall be indebted as of the date of this Agreement, which indebtedness has a term of more than one (1) year or is in excess of Five Hundred Thousand Dollars ($500,000) shall have subordinated such indebtedness to the Obligations, by executing a Subordination of Debt Agreement, in the form of Exhibit F hereto; and the Lender shall have received an executed copy of any such Subordination of Debt Agreement, certified by the corporate secretary of the Borrowers to be true and complete and in full force and effect as of the date of the Advance.

                  4.2 Each Advance. The obligation of the Lender to make the initial and each subsequent Advance under this Agreement is subject to the satisfaction, in the sole discretion of the

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                                       43

         Lender, as of the date of each such Advance, of the following additional conditions precedent:

                           4.2(a) The Borrowers shall have delivered to the
                  Lender the Advance Request and Collateral Documents, called for under, and shall have satisfied the procedures set forth in, Section 2.2 hereof and the applicable Exhibits hereto described in that Section, according to the requested Advance. All items delivered to the Lender shall be satisfactory to the Lender in form and content, and the Lender may reject such of them as do not meet the requirements of this Agreement or of the related Purchase Commitment.

                           4.2(b) The Lender shall have received evidence
                  satisfactory to it as to the making and/or continuation of any book entry or the due filing and recording in all appropriate offices of all financing statements and other instruments as may be necessary to perfect the security interest of the Lender in the Collateral under the Uniform Commercial Code of Minnesota or other applicable law.

                           4.2(c) The representations and warranties of the
                  Borrowers contained in Article 5 hereof shall be accurate and complete in all material respects as if made on and as of the date of each Advance.

                           4.2(d) The Borrowers shall have performed all
                  agreements to be performed by it hereunder, and after giving effect to the requested Advance, there shall exist no Default or Event of Default hereunder.

                           4.2(e) The Borrowers shall not have incurred any
                  material liabilities, direct or contingent, other than in the ordinary course of its business, since the Statement Date.

                           4.2(f) The Lender shall have received from counsel
                  for the Borrowers, if requested by the Lender in its sole discretion, an updated opinion, in form and substance satisfactory to the Lender, addressed to the Lender and dated as of the date of such Advance, covering such of the matters as the Lender may reasonably request.

                  Delivery of an Advance Request by the Borrowers shall be deemed a representation by the Borrowers that all conditions set forth in this Section 4.2 shall have been satisfied as of the date of such Advance.


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                                       44

5.       REPRESENTATIONS AND WARRANTIES.

                  The Borrowers hereby represents and warrants to the Lender, as of the date of this Agreement and as of the date of each Advance Request and the making of each Advance, that:

                  5.1 Organization; Good Standing; Subsidiaries. Each of the Borrowers and each Subsidiary of the Borrowers is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, has the full legal power and authority to own its property and to carry on its business as currently conducted and is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction in which the transaction of its business makes such qualification necessary, except in jurisdictions, if any, where a failure to be in good standing has no material adverse effect on the business, operations, assets or financial condition of the Borrowers or any such Subsidiary. For the purposes hereof, good standing shall include qualification for any and all licenses and payment of any and all taxes required in the jurisdiction of its incorporation and in each jurisdiction in which the Borrowers transact business. The Borrowers have no Subsidiaries except as set forth on Exhibit G hereto. Exhibit G sets forth with respect to each such Subsidiary, its name, address, place of incorporation, each state in which it is qualified as a foreign corporation, and the percentage ownership of its capital stock by the Borrowers.

                  5.2 Authorization and Enforceability. The Borrowers have the power and authority to execute, deliver and perform this Agreement, the Notes and all other Loan Documents to which the Borrowers are party and to make the borrowings hereunder. The execution, delivery and performance by the Borrowers of this Agreement, the Notes and all other Loan Documents to which the Borrowers are party and the making of the borrowings hereunder and thereunder, have been duly and validly authorized by all necessary corporate action on the part of the Borrowers (none of which actions has been modified or rescinded, and all of which actions are in full force and effect) and do not and will not conflict with or violate any provision of law, of any judgments binding upon the Borrowers, or of the articles of incorporation or by-laws of the Borrowers, conflict with or result in a breach of or constitute a default or require any consent under, or result in the creation of any Lien upon any property or assets of the Borrowers other than the Lien on the Collateral granted hereunder, or result in or require the acceleration of any indebtedness of the Borrowers pursuant to any agreement, instrument or indenture to which the Borrowers are a party or by which the Borrowers or their property may be bound or affected. This Agreement, the Notes and all other Loan

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                                       45

         Documents contemplated hereby or thereby constitute legal, valid, and binding obligations of the Borrowers, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or other such laws affecting the enforcement of creditors' rights.

                  5.3 Approvals. The execution and delivery of this Agreement, the Notes and all other Loan Documents and the performance of the Borrowers' obligations hereunder and thereunder and the validity and enforceability hereof and thereof do not require any license, consent, approval or other action of any state or federal agency or governmental or regulatory authority other than those which have been obtained and remain in full force and effect.

                  5.4 Financial Condition. The balance sheet of Washington and its Subsidiaries, on a consolidated basis, as at the Statement Date, and the related statements of income and changes in stockholders' equity for the fiscal period ended on the Statement Date, heretofore furnished to the Lender, fairly present the financial condition of Washington and its Subsidiaries as at the Statement Date and the results of its operations for the fiscal period ended on the Statement Date. The Borrowers have, on the Statement Date, no known material liabilities, direct or indirect, fixed or contingent, matured or unmatured, or liabilities for taxes, long-term leases or unusual forward or long-term commitments not disclosed by, or reserved against in, said balance sheet and related statements, and at the present time there are no material unrealized or anticipated losses from any loans, advances or other commitments of the Borrowers except as heretofore disclosed to the Lender in writing. Said financial statements were prepared in accordance with GAAP applied on a consistent basis throughout the periods involved. Since the Statement Date, there has been no material adverse change in the business, operations, assets or financial condition of the Borrowers (and their Subsidiaries), nor is the Borrowers aware of any state of facts which (with or without notice or lapse of time or both) would or could result in any such material adverse change.

                  5.5 Litigation. There are no actions, claims, suits or proceedings pending or, to the knowledge of the Borrowers, threatened or reasonably anticipated against or affecting the Borrowers or any Subsidiary of the Borrowers in any court or before any arbitrator or before any government commission, board, bureau or other administrative agency which, if adversely determined, may reasonably be expected to result in any material and adverse change in the business, operations, assets or financial condition of the Borrowers as a whole, or which would affect the validity or enforceability of this Agreement, the Notes or any other Loan Document.

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                                       46

                  5.6 Compliance with Laws. Neither the Borrowers nor any Subsidiary of the Borrowers are in violation of any provision of any law, or of any judgment, award, rule, regulation, order, decree, writ or injunction of any court or public regulatory body or authority which might have a material adverse effect on the business, operations, assets or financial condition of the Borrowers as a whole or which would affect the validity or enforceability of this Agreement, the Notes or any other Loan Document.

                  5.7 Regulations G and U. The Borrowers are not engaged principally, or as one of their important activities, in the business of extending credit for the purpose of purchasing or carrying Margin Stock, and no part of the proceeds of any Advances made hereunder will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock.

                  5.8 Investment Company Act. Neither of the Borrowers is an "investment company" or controlled by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  5.9 Payment of Taxes. The Borrowers and each of their Subsidiaries has filed or caused to be filed all federal, state and local income, excise, property and other tax returns with respect to the operations of the Borrowers and their Subsidiaries which are required to be filed, all such returns are true and correct, and the Borrowers and each of their Subsidiaries has paid or caused to be paid all taxes as shown on such returns or on any assessment, to the extent that such taxes have become due, including, but not limited to, all FICA payments and withholding taxes, if appropriate; provided, that with respect to Huntoon such representations are limited to periods ending after September 11, 1991. The amounts reserved, as a liability for income and other taxes payable, in the financial statements described in Section 5.4 hereof are sufficient for payment of all unpaid federal, state and local income, excise, property and other taxes, whether or not disputed, of the Borrowers and their Subsidiaries accrued for or applicable to the period and on the dates of such financial statements and all years and periods prior thereto and for which either Borrower or any of their Subsidiaries may be liable in its own right or as transferee of the assets of, or as successor to, any other Person.

                  5.10 Agreements. Neither of the Borrowers nor any Subsidiary of the Borrowers is a party to any agreement, instrument or indenture or subject to any restriction materially and adversely affecting its business, operations, assets or financial condition, except as disclosed in the financial statements described in Section 5.4 hereof. Neither

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                                       47
         of the Borrowers nor any Subsidiary of the Borrowers is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement, instrument, or indenture which default could have a material adverse effect on the business, operations, properties or financial condition of the Borrowers as a whole. No holder of any indebtedness of either of the Borrowers or of any of their Subsidiaries has given notice of any asserted default thereunder, and no liquidation or dissolution of either of the Borrowers or of any of their Subsidiaries and no receivership, insolvency, bankruptcy, reorganization or other similar proceedings relative to either of the Borrowers or of any of their Subsidiaries or any of its properties is pending, or to the knowledge of the Borrowers, threatened.

                  5.11 Title to Properties. Each of the Borrowers and each Subsidiary of the Borrowers has good, valid, insurable (in the case of real property) and marketable title to all of its properties and assets (whether real or personal, tangible or intangible) reflected on the financial statements described in Section 5.4 hereof, except for such properties and assets as have been disposed of since the date of such financial statements as no longer used or useful in the conduct of its business or as have been disposed of in the ordinary course of business, and all such properties and assets are free and clear of all Liens except as disclosed in such financial statements.

                  5.12 ERISA. All plans ("Plans") of a type described in
         Section 3(3) of ERISA in respect of which either of the Borrowers or any Subsidiary of the Borrowers is an "Employer," as defined in
         Section 3(5) of ERISA, are in substantial compliance with ERISA, and none of such Plans is insolvent or in reorganization, has an accumulated or waived funding deficiency within the meaning of Section 412 of the Internal Revenue Code, and neither of the Borrowers nor any Subsidiary of the Borrowers has incurred any material liability (including any material contingent liability) to or on account of any such Plan pursuant to Sections 4062, 4063, 4064, 4201 or 4204 of ERISA; and no proceedings have been instituted to terminate any such Plan, and no condition exists which presents a material risk to either of the Borrowers or a Subsidiary of the Borrowers of incurring a liability to or on account of any such Plan pursuant to any of the foregoing Sections of ERISA. No Plan or trust forming a part thereof has been terminated since September 1, 1974.

                  5.13 Eligibility. The Borrowers are approved and qualified and in good standing as a lender or seller/servicer, as set forth below, and meet all requirements applicable to its status as such:


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                                       48

                           5.13(a) Washington and Huntoon are FHA approved
                  mortgagees, eligible to originate, purchase, hold, sell and service FHA fully insured Mortgage Loans.

                           5.13(b) Huntoon is a GNMA approved seller/
                  servicer of Mortgage Loans and issuer of Mortgage-backed Securities guaranteed by GNMA.

                           5.13(c) Washington and Huntoon are FNMA approved
                  seller/servicers of Mortgage Loans, eligible to originate, purchase, hold, sell and service Mortgage Loans to be sold to FNMA.

                           5.13(d) Washington is a FNMA approved and qualified
                  Delegated Underwriting and Servicing Lender, eligible to process, underwrite, hold, sell to FNMA and service FNMA Mortgage Loans under the DUS Program.

                           5.13(e) Huntoon and Washington are FHLMC approved
                  seller/servicers of Mortgage Loans, eligible to originate, purchase, hold, sell and service Mortgage Loans to be sold to FHLMC.

                  5.14 Place of Business. The chief executive office and principal place of business of Washington is 1593 Spring Hill Road, Suite 400, Vienna, VA 22182. The chief executive office and principal place of business of Huntoon is 379 Thornall Street, Edison, New Jersey 08837.

                  5.15 Special Representations Concerning Warehousing Collateral. The Borrowers hereby represent and warrant to the Lender, as of the date of this Agreement and as of the date of each Advance Request and the making of each Advance, that:

                           5.15(a) The applicable Borrower is the legal and
                  equitable owner and holder, free and clear of all Liens (other than Liens granted hereunder), of the Pledged Mortgages and the Pledged Securities. All Pledged Mortgages, Pledged Securities and Purchase Commitments have been duly authorized and validly issued to the Borrower, and all of the foregoing items of Collateral comply with all of the requirements of this Agreement, and have been and will continue to be validly pledged or assigned to the Lender, subject to no other Liens.

                           5.15(b) Each Borrower has, and will continue to
                  have, the full right, power and authority to pledge the Collateral pledged and to be pledged by it hereunder.

                           5.15(c) Any Mortgage Loan and any related document
                  included in the Pledged Mortgages (1) has been duly executed and delivered by the parties thereto at a

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                                       49
                  closing held not more than thirty (30) days prior to the date of the initial Advance Request for such Mortgage Loan, except with respect to an Advance Request for a Berkshire Advance,
                  (2) has been made in compliance with all requirements of the Real Estate Settlement Procedures Act, Equal Credit Opportunity Act, the federal Truth-In-Lending Act and all other applicable laws and regulations, (3) is and will continue to be valid and enforceable in accordance with its terms, without defense or offset, (4) has not been modified or amended except in writing, which writing is part of the Collateral Documents, nor any requirements thereof waived,
                  (5) has been evaluated or appraised in accordance with Title XI of FIRREA, and (6) complies and will continue to comply with the terms of this Agreement and, if applicable, with the related Purchase Commitment held by the Borrowers. Except for FHA Construction Mortgage Loans and the Berkshire Master Notes, each Mortgage Loan has been fully advanced in the face amount thereof. Each First Mortgage is a first Lien on the premises described therein and each Second Mortgage is secured by a second Lien on the premises described therein, and has or will have a title insurance policy, in American Land Title Association form or equivalent thereof, from a recognized title insurance company, insuring the priority of the Lien of the Mortgage and meeting the usual requirements of Investors purchasing such Mortgage Loans.

                           5.15(d) No default has occurred and is continuing
                  for more than sixty (60) days under any Mortgage Loan included in the Pledged Mortgages without the Advance against such Pledged Mortgage having been repaid in accordance with
                  Section 2.8(f)(7) hereof, provided, however, that with respect to Pledged Mortgages which have already been pledged as Collateral hereunder, if any default has occurred, the Borrowers will promptly notify the Lender.

                           5.15(e) The Borrowers have complied and will
                  continue to comply with all laws, rules and regulations in respect of the FHA insurance of each Mortgage Loan included in the Pledged Mortgages designated by either Borrower as an FHA insured Mortgage Loan, and such insurance is and will continue to be in full force and effect.

                           5.15(f) All fire and casualty policies covering the
                  premises encumbered by each Mortgage included in the Pledged Mortgages (1) name and will continue to name the applicable Borrower and its successors and assigns as the insured under a standard mortgagee clause, (2) are and will continue to be in full force and effect, and (3)

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                                       50
                  afford and will continue to afford insurance against fire and such other risks as are usually insured against in the broad form of extended coverage insurance from time to time available.

                           5.15(g) Pledged Mortgages secured by premises
                  located in a special flood hazard area designated as such by the Director of the Federal Emergency Management Agency are and shall continue to be covered by special flood insurance under the National Flood Insurance Program.

                           5.15(h) Each FHA insured Mortgage Loan pledged
                  hereunder meets all applicable governmental requirements for such insurance. Each Pledged Mortgage, against which an Advance is made on the basis of a Purchase Commitment, meets all requirements of such Purchase Commitment. The Borrowers shall assure that Pledged Mortgages which are intended to be used in the formation of Mortgage-backed Securities shall comply or, prior to the formation of any such Mortgage-backed Security, shall comply with the requirements of the governmental instrumentality, department or agency guaranteeing such Mortgage-backed Security.

                           5.15(i) For Pledged Mortgages which will be used to
                  back GNMA Mortgage-backed Securities, the applicable Borrower has received from GNMA a Confirmation Notice or Confirmation Notices for Request Additional Commitment Authority and for Request Pool Numbers, and there remains available thereunder a commitment on the part of GNMA sufficient to permit the issuance of GNMA Mortgage-backed Securities in an amount at least equal to the amount of such Pledged Mortgages designated by the Borrowers as the Mortgage Loans to be used to back such GNMA Mortgage-backed Securities; each such Confirmation Notice is in full force and effect; each of such Pledged Mortgages has been assigned by the Borrowers to one of such Pool Numbers and a portion of the available GNMA Commitment has been allocated thereto by the Borrowers, in an amount at least equal to such Pledged Mortgages; and each such assignment and allocation has been reflected in the books and records of the Borrowers.

                           5.15(j) At the time of any Advance to Washington
                  against a Berkshire Loan, (i) the Berkshire Master Agreement and the Berkshire Master Notes are in full force and effect and constitute the legal, valid and binding obligations of the parties thereto, enforceable against such parties in accordance with their terms, (ii) all of the Mortgages and pledges of Mortgage Notes included in the "Collateral Pool" (as defined in the

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                                       51

                  Berkshire Master Agreement) are in full force and effect, constitute the legal, valid and binding obligations of the parties thereto, enforceable against such parties in accordance with their terms, and, in the case of Mortgages, constitute valid, perfected first priority Liens on the underlying property, subject only to Liens specified as exceptions in the original title insurance policy related thereto, and in the case of pledges of Mortgage Notes, constitute a valid, perfected first priority Lien on such Mortgage Note, which is in turn secured by valid, perfected, first priority Liens on the underlying property, subject only to Liens specified in the original file policy related thereto; and (iii) such Berkshire Loan is or was made, and each of Washington and Berkshire LP is, in compliance with all terms of the Berkshire Master Agreement and the FNMA Special Pool Purchase Contract related thereto.

                  5.16 Servicing. Attached hereto as Exhibit E-1 is a true and complete list of the Borrowers' Servicing Portfolio. All of the Borrowers' Servicing Contracts are in full force and effect, and except as otherwise indicated, are unencumbered by Liens. No default or event which, with notice or lapse of time or both, would become a default, exists under any such Servicing Contract.

                  5.17 Special Representations Concerning Servicing Collateral. Attached hereto as Exhibit E-2 is a true and complete list of the Borrowers' Pledged Servicing Contracts as of the date of this Agreement. The Borrowers hereby represent and warrant to the Lender, as of the Closing Date and as of the date of each Servicing Facility Advance Request and the making of each Servicing Facility Advance, that:

                           5.17(a) The Borrowers are the legal and equitable
                  owners and holders, free and clear of all Liens (other than Liens granted hereunder), of the Servicing Contracts pledged hereunder, and the Servicing Contracts have been and will continue to be validly pledged or assigned to the Lender, subject to no other Liens.

                           5.17(b) The Borrowers have, and will continue to
                  have, the full right, power and authority to pledge the Servicing Contracts pledged and to be pledged by them hereunder, subject to the rights of FNMA, FHLMC, GNMA or any applicable Investor.

                           5.17(c) All of the servicing rights under
                  the Servicing Contracts pledged hereunder hereby constitute direct servicing rights.


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                           5.17(d) Each Servicing Contract pledged hereunder is
                  in full force and effect, each Servicing Contract pledged hereunder is legal, valid and enforceable in accordance with its terms and no default or event which, with notice or lapse of time or both, would become a default, exists under any such Servicing Contract.

                           5.17(e) Each right to the payment of money under the
                  Servicing Contracts pledged hereunder is genuine and enforceable in accordance with its terms against the parties obligated to pay the same ("Obligor"), which terms have not been modified or waived in any respect or to any extent.

                           5.17(f) To the best of the Borrowers' knowledge, the
                  amount represented by the Borrowers to the Lender as owing by an obligor under each Mortgage Loan being serviced under a Servicing Contract pledged hereunder is the correct amount actually and unconditionally owing by such obligor.

                           5.17(g) To the best of the Borrowers' knowledge, no
                  obligor has any defense, set off, claim or counterclaim against the Borrowers which can be asserted against the Lender, whether in any proceeding to enforce the Lender's rights in the related Mortgage Loan or otherwise.

                           5.17(h) The Borrowers have not sold, assigned or
                  otherwise transferred any rights associated with the Mortgage Loans being serviced under a Servicing Contract pledged hereunder.

                           5.17(i) Except for Acknowledgement Agreements, no
                  consent of any obligor or any other Person is required for the grant of the security interest provided herein by the Borrowers in any of the Collateral including, without limitation, the Servicing Contracts pledged hereunder, or any computer software being utilized by the Borrowers pursuant to license, lease or otherwise, other than consents which have been obtained, nor will any consent need to be obtained upon the occurrence of an Event of Default for the Lender to exercise its rights with respect to any of the Collateral except as set forth in the Acknowledgement Agreements.

6.       AFFIRMATIVE COVENANTS.

                  The Borrowers hereby covenant and agree that, so long as any of the Commitments is outstanding or there remain any Obligations to be paid or performed under this Agreement or under any other Loan Document, the Borrowers shall:

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                                       53

                  6.1 Payment of Notes. Punctually pay or cause to be paid all Obligations payable hereunder and under the Notes in accordance with the terms hereof and thereof.

                  6.2 Financial Statements and Other Reports. Deliver to the Lender:

                           6.2(a) As soon as available and in any event within
                  forty-five (45) days after the end of each calendar month, statements of income and changes in stockholders' equity of Washington and its Subsidiaries, on a consolidated basis, for the immediately preceding month and for the period from the beginning of the fiscal year to the end of such calendar month, and the related balance sheet as at the end of the immediately preceding month, all in reasonable detail and certified as to the fairness of presentation by the chief financial officer of Washington, subject, however, to year-end audit adjustments.

                           6.2(b) As soon as available and in any event within
                  ninety (90) days after the close of each fiscal year of Washington, statements of income, changes in stockholders' equity and cash flow of Washington and its Subsidiaries, on a consolidated basis, for such year, and the related balance sheet as at the end of such year (setting forth in comparative form the corresponding figures for the preceding fiscal year), all in reasonable detail and accompanied by an opinion in form and substance satisfactory to the Lender and prepared by an accounting firm reasonably satisfactory to the Lender, or other independent certified public accountants of recognized standing selected by Washington and acceptable to the Lender, as to said financial statements and a certificate signed by the chief financial officer of Washington stating that said financial statements fairly present the financial condition and results of operations of Washington and its Subsidiaries as at the end of, and for, such year.

                           6.2(c) Together with each delivery of financial
                  statements required in Section 6.2 (a) for the last month of any fiscal quarter, and each delivery of financial statements required in Section 6.2(b), an Officer's Certificate substantially in the form of Exhibit I-MF hereto: (1) setting forth in reasonable detail all calculations necessary to show that the Borrowers are in compliance with the requirements of Sections 7.6, 7.7, 7.8, 7.9, 7.10, 7.11, 7.12 and 7.13 hereof as of the end of such month or year (or, if the Borrowers are not in compliance, showing the extent of non-compliance and specifying the period of non-compliance and what actions

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                  the Borrowers have taken, are taking or propose to take with respect thereto); (2) certifying that the Borrowers were, as of the end of the period, in compliance and in good standing with applicable HUD, GNMA, or Investor net worth requirements; and (3) stating that the signers have reviewed the terms of this Agreement and have made, or caused to be made under their supervision, a review in reasonable detail of the transactions and conditions of the Borrowers and their Subsidiaries during the accounting period covered by such financial statements and that such review has not disclosed the existence during or at the end of such accounting period, and that the signers do not have knowledge of the existence as of the date of the Officer's Certificate, of any Default or Event of Default or if any Default or Event of Default existed or exists, specifying the nature and period of the existence thereof and what action the Borrowers have taken, are taking and propose to take with respect thereto.

                           6.2(d) As soon as available and in any event within
                  forty-five (45) days after the end of each calendar month, a consolidated report (the "Servicing Portfolio Report") as of the end of the calendar month detailing, as to all Mortgage Loans the servicing rights to which are owned by the Borrowers (specified by investor type, recourse and non-recourse) regardless of whether such Mortgage Loans are Pledged Mortgages and which report shall indicate Mortgage Loans which (A) are current and in good standing, (B) are more than 30, 60 or 90 days past due, respectively, (C) are, for Mortgage Loans serviced with recourse, more than three hundred sixty (360) days past due, (D) are the subject of pending bankruptcy or foreclosure proceedings, or (E) have been converted (through foreclosure or other proceedings in lieu thereof) by the Borrowers into real estate owned by the Borrowers.

                           6.2(e) As soon as available and in any event within
                  ninety (90) days after the end of each fiscal year of the Borrowers, a consolidated report (the "Loan Production Report") as of the end of the fiscal year, presenting the total dollar volume and the number of Mortgage Loans originated or purchased during the fiscal year, specified by property type and loan type or Investor (e.g. FHA, GNMA, FNMA, FHLMC, etc.)

                           6.2(f) Reports in respect of the Pledged Mortgages,
                  Pledged Securities and Pledged Servicing Contracts, in such detail and at such times as the Lender in its discretion may reasonably request at any time or from time to time.

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                           6.2(g) As of the last day of June and December of
                  each year (to be delivered with the financial statements required under Sections 6.2(a) and (b), respectively, as of such dates), and at any time at the request of the Lender, obtain an Appraisal of the Pledged Servicing Contracts; if the borrowers shall at any time fail to obtain an Appraisal required by this Section 6.2(g), the Lender may obtain such Appraisal, and the Borrowers shall reimburse the Lender for its costs and expenses incurred in connection therewith.

                           6.2(h) As soon as available and in any event within
                  forty-five (45) days after the end of each calendar quarter, a valuation of the Pledged Servicing Contracts prepared by the Borrowers using the methodology and values used in the most recent Appraisal thereof.

                           6.2(i) Copies of all regular or periodic financial
                  and other reports, if any, which the Borrowers shall file with the Securities and Exchange Commission or any governmental agency successor thereto and copies of any audits completed by HUD, GNMA, FNMA or FHLMC. Copies of the Mortgage Bankers' Financial Reporting Forms (FHLMC Form 1055/FNMA Form 1002) which the Borrowers shall have filed with FNMA or FHLMC, in such detail and at such times as the Lender in its direction may request at any time and from time to time.

                           6.2(j) From time to time, with reasonable
                  promptness, such further information regarding the business, operations, properties or financial condition of the Borrowers as the Lender may reasonably request.

                  6.3 Maintenance of Existence; Conduct of Business. Preserve and maintain their corporate existence in good standing and all of their rights, privileges, licenses and franchises necessary or desirable in the normal conduct of their business, including, without limitation, their eligibility as lender, seller/servicer and issuer described under Section 5.13 hereof; conduct their businesses in an orderly and efficient manner; maintain a net worth of acceptable assets as required for maintaining the Borrowers' eligibility as lender, seller/servicer and issuer described under Section 5.13 hereof; and make no change in the nature or character of their businesses or engage in any business in which they were not engaged on the date of this Agreement.

                  6.4 Compliance with Applicable Laws. Comply with the requirements of all applicable laws, rules, regulations and orders of any governmental authority, a breach of which could materially adversely affect the business, operations, assets,

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         or financial condition of the Borrowers, except where contested in good faith and by appropriate proceedings.

                  6.5 Inspection of Properties and Books. Permit authorized representatives of the Lender or any Participant to discuss the business, operations, assets and financial condition of the Borrowers and their Subsidiaries with their officers and employees and to examine their books of account and make copies or extracts thereof, all at such reasonable times as the Lender or any Participant may request; provided, that prior to the occurrence of a Default or an Event of Default, the Borrowers shall have no obligation to permit any such visitation or examination on not less than two (2) Business Days notice from the Lender or any Participant. The Borrowers will provide their accountants with a copy of this Agreement promptly after the execution hereof and will instruct their accountants to answer candidly any and all questions that the officers of the Lender or any Participant or any authorized representatives of the Lender or any Participant may address to them in reference to the financial condition or affairs of the Borrowers and their Subsidiaries. The Borrowers may have their representatives in attendance at any meetings between the officers or other representatives of the Lender or any Participant and the Borrowers' accountants held in accordance with this authorization.

                  6.6 Notice. Give prompt Notice to the Lender, after the Borrowers have actual or constructive notice thereof, of (a) any action, suit or proceeding instituted by or against either Borrower or any of their Subsidiaries in any federal or state court or before any commission or other regulatory body (federal, state or local, domestic or foreign) which action, suit or proceeding has at issue in excess of Five Hundred Thousand Dollars ($500,000), or any such proceedings threatened against either Borrower or any of their Subsidiaries in a writing to either Borrower or such Subsidiary containing the details thereof, (b) the filing, recording or assessment of any federal, state or local tax Lien against either Borrower, or any of their assets or any of their Subsidiaries, (c) the occurrence of any Event of Default hereunder or the occurrence of any Default and continuation thereof for five (5) days, (d) the suspension, revocation or termination of either Borrower's eligibility, in any respect, as approved lender, seller/servicer or issuer as described under Section 5.13 hereof, (e) the involuntary transfer, loss or termination of any Servicing Contract to which either Borrower is a party, or which is held for the benefit of either Borrower, and the reason for such transfer, loss or termination, if known to either Borrower, and (f) any other action, event or condition of any nature which may lead to or result in a material adverse effect upon the business, operations, assets, or financial condition of the Borrowers

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         and their Subsidiaries or which, with or without notice or lapse of time or both, would constitute a default under any other agreement, instrument or indenture to which either Borrower or any of their Subsidiaries is a party or to which either Borrower or any of their Subsidiaries, their properties or assets, may be subject.

                  6.7 Payment of Debt, Taxes, etc. Pay and perform all obligations and indebtedness of either Borrower, and cause to be paid and performed all obligations and indebtedness of their Subsidiaries, promptly and in accordance with the terms thereof and pay and discharge or cause to be paid and discharged promptly all taxes, assessments and governmental charges or levies imposed upon either Borrower or their Subsidiaries or upon their respective income, receipts or properties before the same shall become past due, as well as all lawful claims for labor, materials and supplies or otherwise which, if unpaid, might become a Lien or charge upon such properties or any part thereof; provided, however, that either Borrower and their Subsidiaries shall not be required to pay taxes, assessments or governmental charges or levies or claims for labor, materials or supplies for which the Borrowers or their Subsidiaries shall have obtained an adequate bond or adequate insurance or which are being contested in good faith and by proper proceedings which are being reasonably and diligently pursued and for which proper reserves have been created.

                  6.8 Insurance. Maintain (a) errors and omissions insurance or mortgage impairment insurance, and blanket bond coverage, with such companies and in such amounts as satisfy prevailing requirements applicable to a lender, seller/servicer and issuer described under
         Section 5.13 hereof, and (b) liability insurance and fire and other hazard insurance on its properties, with responsible insurance companies approved by the Lender, in such amounts and against such risks as is customarily carried by similar businesses operating in the same vicinity; and (c) within thirty (30) days after Notice from the Lender, obtain such additional insurance as the Lender shall reasonably require, all at the sole expense of the Borrowers. Copies of such policies shall be furnished to the Lender without charge upon request of the Lender.

                  6.9 Closing Instructions. Indemnify and hold the Lender harmless from and against any loss, including reasonable attorneys' fees and costs, attributable to the failure of a title insurance company, agent or approved attorney to comply with the disbursement or instruction letter or letters of the Borrowers relating to any Mortgage Loan. The Lender shall have the right to pre-approve the closing instructions of the Borrowers to the title insurance company, agent or attorney in

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         any case where the Mortgage Loan to be created at settlement is intended to be warehoused by the Borrowers to be included as Collateral pursuant hereto.

                  6.10 Subordination of Certain Indebtedness. Cause any indebtedness of either Borrower, incurred after the date of this Agreement, to any shareholder, director or officer of either Borrower, or to any Affiliate of either Borrower or of any Subsidiary of either Borrower, which indebtedness has a term of more than one (1) year or is in excess of Five Hundred Thousand Dollars ($500,000) to be subordinated to all Obligations, by the execution of a Subordination of Debt Agreement in the form of Exhibit F hereto and deliver to the Lender an executed copy of said Agreement, certified by the corporate secretary of the applicable Borrower to be true and complete and in full force and effect.

                  6.11 Other Loan Obligations. Perform all material obligations under the terms of each loan agreement, note, mortgage, security agreement or debt instrument by which either Borrower is bound or to which any of its property is subject, and promptly notify the Lender in writing of a declared default under or the termination, cancellation, reduction or nonrenewal of any of its other lines of credit or agreements with any other lender. Exhibit J hereto is a true and complete list of all such lines of credit or agreements as of the date hereof and the Borrowers hereby agree to give the Lender at least thirty (30) days Notice before entering into any additional lines of credit or agreements.

                  6.12 Use of Proceeds of Advances. Use the proceeds of each Advance solely for the purpose set forth in Section 2.1(b), 2.3 or 2.4(b) for Advances of that type.

                  6.13 Special Affirmative Covenants Concerning Collateral.

                           6.13(a) Warrant and defend the right, title and
                  interest of the Lender in and to the Collateral against the claims and demands of all Persons whomsoever.

                           6.13(b) Service or cause to be serviced all Mortgage
                  Loans in accordance with the standard requirements of the issuers of Purchase Commitments covering the same and all applicable HUD, FNMA and FHLMC requirements, including without limitation taking all actions necessary to enforce the obligations of the obligors under such Mortgage Loans. The Borrowers shall service or cause to be serviced all Mortgage Loans backing Pledged Securities in accordance with applicable governmental requirements and requirements of issuers of Purchase Commitments covering the same. The Borrowers

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                  shall hold all escrow funds collected in respect of Pledged Mortgages and Mortgage Loans backing Pledged Securities in trust, without commingling the same with non-custodial funds, and apply the same for the purposes for which such funds were collected.

                           6.13(c) Execute and deliver to the Lender such
                  Uniform Commercial Code financing statements with respect to the Collateral as the Lender may request. The Borrowers shall also, at the request of the Lender, execute and deliver to the Lender, and obtain the execution and delivery by FNMA, FHLMC and/or GNMA of, Acknowledgment Agreements in the forms from time to time promulgated by FNMA, FHLMC or GNMA, as applicable, with respect to the FNMA, FHLMC and/or GNMA Servicing Contracts included in the Collateral. The Borrowers shall also execute and deliver to the Lender such further instruments of sale, pledge or assignment or transfer, and such powers of attorney, as may reasonably be requested by the Lender, and shall do and perform all matters and things necessary or desirable to be done or observed, for the purpose of effectively creating, maintaining and preserving the security and benefits intended to be afforded the Lender under this Agreement. The Lender shall have all the rights and remedies of a secured party under the Uniform Commercial Code of Minnesota, or any other applicable law, in addition to all rights provided for herein.

                           6.13(d) Notify the Lender within two (2) Business
                  Days of any default under, or of the termination of, any Purchase Commitment relating to any Pledged Mortgage, Eligible Mortgage Pool, or Pledged Security.

                           6.13(e) Promptly comply in all respects with the
                  terms and conditions of all Purchase Commitments, and all extensions, renewals and modifications or substitutions thereof or thereto. The Borrowers will cause to be delivered to the Investor the Pledged Mortgages and Pledged Securities to be sold under each Purchase Commitment not later than three (3) Business Days prior to the mandatory delivery date thereof.

                           6.13(f) Maintain, at their principal office or in a
                  regional office approved by the Lender, or in the office of a computer service bureau engaged by the Borrowers and approved by the Lender and, upon request, make available to the Lender the originals, or copies in any case where the originals have been delivered to the Lender or to an Investor, of its Mortgage Notes and Mortgages included in Pledged Mortgages, Mortgage-backed Securities delivered to the Lender as Pledged Securities,

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                  Purchase Commitments, and all related Mortgage Loan documents and instruments, and all files, surveys, certificates, correspondence, appraisals, computer programs, tapes, discs, cards, accounting records and other information and data relating to the Collateral.

                           6.13(g) Promptly provide the Lender with copies of
                  any amendment, supplement, restatement or other modification of the Berkshire Master Agreement, the Berkshire Master Notes or the FNMA Special Pool Purchase Contract related thereto.

7.  NEGATIVE COVENANTS.

                  The Borrowers hereby covenant and agree that, so long as any of the Commitments are outstanding or there remain any Obligations to be paid or performed, the Borrowers shall not, either directly or indirectly, without the prior written consent of the Lender:

                  7.1 Contingent Liabilities. Assume, guarantee, endorse, or otherwise become contingently liable for the obligation of any Person except by endorsement of negotiable instruments for deposit or collection in the ordinary course of business and excluding the sale of Mortgage Loans with recourse in the ordinary course of the Borrowers' businesses.

                  7.2 Sale or Pledge of Servicing Contracts. Sell, pledge or grant a security interest in any existing or future Servicing Contracts of either Borrower other than to the Lender, except as otherwise expressly permitted in this Agreement, or omit to take any action required to keep all such Servicing Contracts in full force and effect; provided, however, that if no Default or Event of Default has occurred and is continuing, (a) servicing on individual Mortgage Loans may be sold concurrently with and incidental to the sale of such Mortgage Loans (with servicing released) in the ordinary course of the Borrowers' business, and (b) Servicing Contracts may be sold by the Borrowers or any Subsidiary in the ordinary course of business as long as (i) after giving effect to any such sale, the requirements of
         Section 7.10 will be satisfied, and (ii) after giving effect to any prepayments of Servicing Facility Advances and the Term Loan Advance made with the proceeds of such sale, no further prepayments will be required pursuant to Section 2.8(j) hereof.

                  7.3 Merger; Sale of Assets; Acquisitions. Liquidate, dissolve, consolidate or merge or sell any substantial part of their assets, or acquire any substantial part of the assets of another other than (a) Nonrecourse Servicing Contracts acquired in the ordinary course of the Borrowers' business,

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         and (b) the stock or assets of a Person engaged principally in the mortgage banking business.

                  7.4 Deferral of Subordinated Debt. Pay in advance of the stated maturity thereof any Subordinated Debt of the Borrowers or, if a Default or Event of Default hereunder shall have occurred, make any payment of any kind thereafter on such Subordinated Debt until all Obligations have been paid and performed in full and any applicable preference period has expired.

                  7.5 Loss of Eligibility. Take any action that would cause either Borrower to lose all or any part of its status as an eligible lender, seller/servicer and issuer as described under Section 5.13 hereof.

                  7.6 Debt to Adjusted Tangible Net Worth Ratio. Permit the ratio of Debt to Adjusted Tangible Net Worth of Washington and its Subsidiaries, on a consolidated basis, at any time to exceed 15 to 1.

                  7.7 Minimum Adjusted Tangible Net Worth. Permit Adjusted Tangible Net Worth of Washington and its
         Subsidiaries, on a consolidated basis, at any time to be less than Fifteen Million Dollars ($15,000,000).

                  7.8 Liquidity. Permit the ratio of Liquid Assets to Adjusted Tangible Net Worth of Washington and its
         Subsidiaries, on a consolidated basis, at any time to be less than twenty-five percent (25%).

                  7.9 Maximum Pass-Throughs. Permit the ratio of (a) the aggregate cumulative outstanding amount of advances to or on behalf of defaulting mortgagors paid or required to have been paid by the Borrowers on Mortgage Loans and Mortgage-backed Securities to (b) Adjusted Tangible Net Worth of Washington and its Subsidiaries, on a consolidated basis, at any time to exceed thirty-five percent (35%).

                  7.10 Minimum Adjusted Servicing Portfolio. Permit the outstanding Adjusted Servicing Portfolio of the Borrowers to be less than Three Billion Dollars ($3,000,000,000).

                  7.11 Debt Service Coverage Ratio. Permit the Debt Service Coverage Ratio, measured as of the last day of any fiscal quarter, to be less than 1.50 to 1.00.

                  7.12 Delinquency Ratio. Permit the Delinquency Ratio to exceed ten percent (10%).

                  7.13 Transactions with Affiliates. Directly or indirectly (a) make any loan, advance, extension of credit or

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         capital contribution to any of its Affiliates, (b) transfer, sell, pledge, assign or otherwise dispose of any of its assets to or on behalf of such Affiliates, (c) merge or consolidate with or purchase or acquire assets from such Affiliates, or (d) pay management fees to or on behalf of such Affiliates; provided, that nothing in this
         Section 7.13 shall restrict transactions between the Borrowers.

                  7.14     Special Negative Covenants Concerning Collateral.

                           7.14(a) The Borrowers shall not amend or modify, or
                  waive any of the terms and conditions of, or settle or compromise any claim in respect of, any Pledged Mortgages or Pledged Securities.

                           7.14(b) The Borrowers shall not sell, assign,
                  transfer or otherwise dispose of, or grant any option with respect to, or pledge or otherwise encumber (except pursuant to this Agreement or as permitted herein) any of the Collateral or any interest therein.

                           7.14(c) The Borrowers shall not make any compromise,
                  adjustment or settlement in respect of any of the Collateral or accept other than cash in payment or liquidation of the Collateral.

                           7.14(d) At any time that a Berkshire Advance is
                  outstanding, Washington shall not amend, supplement, restate or otherwise modify the Berkshire Master Agreement, the Berkshire Master Notes or the FNMA Special Pool Purchase Contract related thereto.

8.       DEFAULTS; REMEDIES.

                  8.1 Events of Default. The occurrence of any of the following conditions or events shall be an event of default ("Event of Default"):

                           8.1(a) Failure to pay the principal of any Advance
                  when due, whether at stated maturity, by acceleration, or otherwise; or failure to pay any installment of interest on any Advance or any other amount due under this Agreement within ten (10) days after the due date; or failure to pay, within any applicable grace period, the principal or interest on any other indebtedness of the Borrowers due the Lender; or

                           8.1(b) Failure of the Borrowers or any of their
                  Subsidiaries to pay, or any default in the payment of any principal or interest on, any other indebtedness or in the payment of any contingent obligation within any period of grace provided; breach or default with respect

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                  to any other material term of any other indebtedness or of any loan agreement, mortgage, indenture or other agreement relating thereto, if the effect of such breach or default is to cause, or to permit the holder or holders thereof (or a trustee on behalf of such holder or holders) to cause, indebtedness of the Borrowers or their Subsidiaries in the aggregate amount of Five Hundred Thousand Dollars ($500,000) or more to become or be declared due prior to its stated maturity (upon the giving or receiving of notice, lapse of time, both, or otherwise); or

                           8.1(c)    Failure of the Borrowers to perform
                  or comply with any term or condition applicable to them contained in Sections 6.3, 6.12, and 6.13 or in any Section of Article 7 of this Agreement; or

                           8.1(d)(1) Any of the Borrowers' representations or
                  warranties made or deemed made herein or in any other Loan Document shall be inaccurate or incomplete in any material respect on the date as of which made or deemed made, or (2) any of the Borrower's representations or warranties made or deemed made in any statement or certificate at any time given by either Borrower in writing pursuant hereto or thereto shall be inaccurate or incomplete in any material respect on the date as of which made or deemed made and, if such inaccuracy or incompleteness was unintentional, the same has not been cured within ten (10) days after (i) receipt by the Borrowers of Notice thereof from the Lender, (ii) receipt by the Lender of Notice thereof from the Borrowers, or (iii) the date the Borrowers should have notified the Lender thereof pursuant to Section 6.6(c); or

                           8.1(e) The Borrowers shall default in the
                  performance of or compliance with any term contained in this Agreement or any other Loan Document other than those referred to above in Subsections 8.1(a), 8.1(c) or 8.1(d) and such default shall not have been remedied or waived within thirty (30) days after the earliest of (i) receipt by the Borrowers of Notice from the Lender of such default, (ii) receipt by the Lender of Notice from the Borrowers of such default, or (iii) the date the Borrowers should have notified the Lender of such default pursuant to Section 6.6 (c); or

                           8.1(f) (1) A court having jurisdiction shall enter a
                  decree or order for relief in respect of either Borrower or any Subsidiary of either Borrower in an involuntary case under any applicable bankruptcy, insolvency or other similar law in respect of either Borrower or any Subsidiary of either Borrower now or

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                  hereafter in effect, which decree or order is not stayed; either Borrower or any Subsidiary of either Borrower shall consent to the entry of any such decree or order; or a filing of a voluntary case under any applicable bankruptcy, insolvency or other similar law in respect of either Borrower or any Subsidiary of either Borrower has occurred; or any other similar relief shall be granted under any applicable federal or state law; or (2) the filing of an involuntary case in respect of either Borrower or any Subsidiary of either Borrower under any applicable bankruptcy, insolvency or other similar law; or a decree or order of a court having jurisdiction for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over either Borrower or any Subsidiary of either Borrower, or over all or a substantial part of their respective property, shall have been entered; or the involuntary appointment of an interim or permanent receiver, trustee or other custodian of either Borrower or any Subsidiary of either Borrower for all or a substantial part of their respective property; or the issuance of a warrant of attachment, execution or similar process against any substantial part of the property of either Borrower or any Subsidiary of either Borrower, and the continuance of any such events in Subsection (2) above for sixty (60) days unless dismissed, bonded off or discharged; or

                           8.1(g) Either Borrower or any Subsidiary of either
                  Borrower shall consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; the making by either Borrower or any Subsidiary of either Borrower of any assignment for the benefit of creditors; or the inability or failure of either Borrower or any Subsidiary of either Borrower, or the admission by either Borrower or any Subsidiary of either Borrower in writing of its inability, to pay its debts as such debts become due; or

                           8.1(h) Failure of either Borrower to perform any
                  contractual obligations which it may have to repurchase Mortgage Loans, if such obligations in the aggregate exceed One Million Dollars ($1,000,000); or

                           8.1(i) Any money judgment, writ or warrant of
                  attachment, or similar process involving in any case an amount in excess of Five Hundred Thousand Dollars ($500,000) shall be entered or filed against either Borrower or any Subsidiary of either Borrower or any of their respective assets and shall remain undischarged, unvacated, unbonded or unstayed for a period of thirty

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                  (30) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; or

                           8.1(j) Any order, judgment or decree shall be
                  entered against either Borrower decreeing the dissolution or split up of either Borrower and such order shall remain undischarged or unstayed for a period in excess of twenty
                  (20) days; or

                           8.1(k) Any Plan maintained by either Borrower or any
                  Subsidiary of either Borrower shall be terminated within the meaning of Title IV of ERISA or a trustee shall be appointed by an appropriate United States district court to administer any Plan, or the Pension Benefit Guaranty Corporation (or any successor thereto) shall institute proceedings to terminate any Plan or to appoint a trustee to administer any Plan if as of the date thereof such Borrower's liability or any such Subsidiary's liability (after giving effect to the tax consequences thereof) to the Pension Benefit Guaranty Corporation (or any successor thereto) for unfunded guaranteed vested benefits under the Plan exceeds the then current value of assets accumulated in such Plan by more than Twenty-Five Thousand Dollars ($25,000) (or in the case of a termination involving either Borrower or any Subsidiary of either Borrower as a "substantial employer" (as defined in Section 4001(a)(2) of ERISA) the withdrawing employer's proportionate share of such excess shall exceed such amount); or

                           8.1(l) Either Borrower or any Subsidiary of either
                  Borrower as employer under a Multiemployer Plan shall have made a complete or partial withdrawal from such Multiemployer Plan and the plan sponsor of such Multiemployer Plan shall have notified such withdrawing employer that such employer has incurred a withdrawal liability in an annual amount exceeding Twenty-Five Thousand Dollars ($25,000); or

                           8.1(m) Either Borrower shall purport to disavow its
                  obligations hereunder or shall contest the validity or enforceability hereof; or the Lender's security interest on any portion of the Collateral shall become unenforceable or otherwise impaired; provided that, subject to the Lender's approval, no Event of Default shall occur as a result of such impairment if all Advances made against any such Collateral shall be paid in full within ten (10) days of the date of such impairment; or

                           8.1(n)  (a) The Parent shall consent to the
                  appointment of a conservator or receiver or liquidator in

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                  any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Parent or of or relating to all or substantially all of its property, or (b) a decree or order of a court or agency or supervisory authority having jurisdiction over the Parent for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or the winding up or liquidation of its affairs, shall have been entered against the Parent, or (c) the Parent shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make any assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; or

                           8.1(o) NHP Financial Services, Ltd. shall cease
                  owning, directly or indirectly, all of the capital stock of Washington, or Washington shall cease owning, directly, all of the capital stock of Huntoon; or

                  8.2      Remedies.

                           8.2(a) Upon the occurrence of any Event of Default
                  described in Sections 8.1(f) or 8.1(g), the Commitments shall be terminated and the unpaid principal amount of and accrued interest on the Notes and all other Obligations shall automatically become due and payable, without presentment, demand or other requirements of any kind, all of which are hereby expressly waived by the Borrowers.

                           8.2(b) Upon the occurrence of any Event of Default,
                  other than those described in Sections 8.1(f) and 8.1(g), the Lender may, by Notice to the Borrowers, terminate the Commitments and/or declare all Obligations to be immediately due and payable, whereupon the same shall forthwith become due and payable, together with all accrued interest thereon, and the obligation of the Lender to make any Advances shall thereupon terminate.

                           8.2(c) Upon the occurrence of any Event of Default,
                  the Lender may also do any of the following:

                                    (1) Foreclose upon or otherwise enforce its
                           security interest in and Lien on the Collateral to secure all payments and performance of the Obligations in any manner permitted by law or provided for hereunder.


Washington/Huntoon:6/13/96
                                       67

                                    (2) Notify all obligors in respect of
                           Collateral that the Collateral has been assigned to the Lender and that all payments thereon are to be made directly to the Lender or such other party as may be designated by the Lender; settle, compromise, or release, in whole or in part, any amounts owing on the Collateral, any such obligor or any Investor or any portion of the Collateral, on terms acceptable to the Lender; enforce payment and prosecute any action or proceeding with respect to any and all Collateral; and where any such Collateral is in default, foreclose on and enforce security interests in, such Collateral by any available judicial procedure or without judicial process and sell property acquired as a result of any such foreclosure.

                                    (3) Act, or contract with a third party to
                           act, as servicer or subservicer of each item of Collateral requiring servicing and perform all obligations required in connection with Servicing Contracts and Purchase Commitments, such third party's fees to be paid by the Borrowers.

                                    (4) Require the Borrowers to assemble the
                           Collateral and/or books and records relating thereto and make such available to the Lender at a place to be designated by the Lender.

                                    (5) Enter onto property where any
                           Collateral or books and records relating thereto are located and take possession thereof with or without judicial process.

                                    (6) Prior to the disposition of the
                           Collateral, prepare it for disposition in any manner and to the extent the Lender deems appropriate.

                                    (7) Exercise all rights and remedies of a
                           secured creditor under the Uniform Commercial Code of Minnesota or other applicable law, including, but not limited to, selling or otherwise disposing of the Collateral, or any part thereof, at one or more public or private sales, whether or not such Collateral is present at the place of sale, for cash or credit or future delivery, on such terms and in such manner as the Lender may determine, including, without limitation, sale pursuant to any applicable Purchase Commitment. If notice is required under such applicable law, the Lender will give the Borrowers not less than ten (10) days'

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                                       68
                           notice of any such public sale or of the date after which any private sale may be held. The Borrowers agree that ten (10) days' notice shall be reasonable notice. The Lender may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Lender until the selling price is paid by the purchaser thereof, but the Lender shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice. The Lender may, however, instead of exercising the power of sale herein conferred upon it, proceed by a suit or suits at law or in equity to collect all amounts due upon the Collateral or to foreclose the pledge of and sell the Collateral or any portion thereof under a judgment or decree of a court or courts of competent jurisdiction, or both.

                                    (8) Proceed against the Borrowers on the
                           Notes.

                           8.2(d) The Lender shall incur no liability as a
                  result of the sale or other disposition of the Collateral, or any part thereof, at any public or private sale or disposition. The Borrowers hereby waive (to the extent permitted by law) any claims they may have against the Lender arising by reason of the fact that the price at which the Collateral may have been sold at such private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the outstanding Advances and the unpaid interest accrued thereon, even if the Lender accepts the first offer received and does not offer the Collateral to more than one offeree, provided such sale was commercially reasonable in all other respects. Any sale of Collateral pursuant to the terms of a Purchase Commitment, or any other disposition of Collateral arranged by the either Borrower, whether before or after the occurrence of an Event of Default, shall be deemed to have been made in a commercially reasonable manner.

                           8.2(e) The Borrowers acknowledge that Mortgage Loans
                  and Mortgage-backed Securities are collateral of a type which is customarily sold on a recognized market.

Washington/Huntoon:6/13/96
                                       69

                  The Borrowers waive any right they may have to prior notice of the sale of any Pledged Mortgage or Pledged Security, and agrees that the Lender may purchase any Pledged Mortgages or Pledged Securities at a private sale of such Collateral.

                           8.2(f) The Borrowers specifically waive and releases
                  (to the extent permitted by law) any equity or right of redemption, all rights of redemption, stay or appraisal which the Borrowers have or may have under any rule of law or statute now existing or hereafter adopted, and any right to require the Lender to (1) proceed against any Person, (2) proceed against or exhaust any of the Collateral or pursue its rights and remedies as against the Collateral in any particular order, or (3) pursue any other remedy in its power. The Lender shall not be required to take any steps necessary to preserve any rights of the Borrowers against holders of mortgages prior in lien to the Lien of any Mortgage included in the Collateral or to preserve rights against prior parties.

                           8.2(g) The Lender may, but shall not be obligated
                  to, advance any sums or do any act or thing necessary to uphold and enforce the Lien and priority of, or the security intended to be afforded by, any Mortgage included in the Collateral, including, without limitation, payment of delinquent taxes or assessments and insurance premiums. All advances, charges, costs and expenses, including reasonable attorneys' fees and disbursements, incurred or paid by the Lender in exercising any right, power or remedy conferred by this Agreement, or in the enforcement hereof, together with interest thereon, at the Default Rate, from the time of payment until repaid, shall become a part of the principal balance outstanding hereunder and under the Notes.

                           8.2(h) No failure on the part of the Lender to
                  exercise, and no delay in exercising, any right, power or remedy provided hereunder, at law or in equity shall operate as a waiver thereof; nor shall any single or partial exercise by the Lender of any right, power or remedy provided hereunder, at law or in equity preclude any other or further exercise thereof or the exercise of any other right, power or remedy. Without intending to limit the foregoing, all defenses based on the statute of limitations are hereby waived by the Borrowers to the extent permitted by law. The remedies herein provided are cumulative and are not exclusive of any remedies provided at law or in equity.


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                                       70

                           8.2(i) The Borrowers acknowledge that the Borrowers
                  (or either of them) and the Lender have entered into, and may from time to time hereafter enter into, agreements ("Acknowledgment Agreements") with FNMA, FHLMC, GNMA or any other Investor in order to obtain the consent of FNMA, FHLMC, GNMA or such other Investor to the assignment of and security interest granted in the Servicing Contracts pursuant to
                  Section 3 hereof, as the same may be amended from time to time. The Borrowers further acknowledge that the Acknowledgment Agreements may contain certain provisions concerning the enforcement by the Lender of its security interest in the Servicing Contracts subject thereto. The Borrowers agree that the disposition of their rights in any Servicing Contract pursuant to the terms of the applicable Acknowledgment Agreement shall be deemed commercially reasonable within the meaning of Section 9-504(3) of the Uniform Commercial Code of Minnesota. The Borrowers hereby waive any claims they might otherwise have against the Lender as a result of the Lender's compliance with the terms of any Acknowledgment Agreement.

                  8.3 Application of Proceeds. The proceeds of any sale, disposition or other enforcement of the Lender's security interest in all or any part of the Collateral shall be applied by the Lender:

                  First, to the payment of the costs and expenses of such sale or enforcement, including reasonable compensation to the Lender's agents and counsel, and all expenses, liabilities and advances made or incurred by or on behalf of the Lender in connection therewith;

                  Second, to the payment of interest accrued and unpaid on the Notes;

                  Third, to the payment of any other Obligations due (other than principal and interest) under this Agreement and the Loan Documents;

                  Fourth, to the payment of the outstanding principal balance of the Notes; and

                  Finally, to the payment to the Borrowers, or to their successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

                  If the proceeds of any such sale, disposition or other enforcement are insufficient to cover the costs and expenses of such sale, as aforesaid, and the payment in full of all Obligations, the Borrowers shall remain liable for any deficiency.

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                                       71

                  8.4 Lender Appointed Attorney-in-Fact. The Lender is hereby appointed the attorney-in-fact of the Borrowers, with full power of substitution, for the purpose of carrying out the provisions hereof and taking any action and executing any instruments which the Lender may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Lender shall have the right and power to give notices of its security interest in the Collateral to any Person, either in the names of the Borrowers or in their own name, to endorse all Pledged Mortgages or Pledged Securities payable to the order of either Borrower, to change or cause to be changed the book-entry registration or name of subscriber or Investor on any Pledged Security, or to receive, endorse and collect all checks made payable to the order of either Borrower representing any payment on account of the principal of or interest on, or the proceeds of sale of, any of the Pledged Mortgages or Pledged Securities and to give full discharge for the same. Except to the extent the Lender is granted the power to take any action covered by the foregoing power of attorney prior to the occurrence of an Event of Default under the Loan Documents, the Lender agrees not to exercise the foregoing power of attorney prior to the occurrence of an Event of Default.

                  8.5 Right of Set-Off. If the Borrowers shall default in the payment of the Notes, any interest accrued thereon, or any other sums which may become payable hereunder when due, or in the performance of any of its other obligations or liabilities under this Agreement, the Lender, shall have the right, at any time and from time to time, without notice, to set-off and to appropriate or apply any and all property or indebtedness of any kind at any time held or owing by the Lender to or for the credit or the account of the Borrowers against and on account of the Obligations of the Borrowers under the Notes and this Agreement, irrespective of whether or not the Lender shall have made any demand hereunder and whether or not said Obligations shall have matured.

9.       NOTICES.

                  All notices, demands, consents, requests and other communications required or permitted to be given or made hereunder (collectively, "Notices") shall, except as otherwise expressly provided hereunder, be in writing and shall be delivered in person or telecopied or mailed, first class or delivered by overnight courier, return receipt requested, postage prepaid, addressed to the respective parties hereto at their respective addresses hereinafter set forth or, as to any such party, at such other address as may be designated by it in a Notice to the other. All Notices shall be conclusively deemed to have been properly given or made when duly

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                                       72
         delivered, in person, by telecopy or by overnight courier, or if mailed, on the date of receipt as noted on the return receipt, addressed as follows:

               if to the Borrowers:         Washington Mortgage Financial
                                            Group, Ltd.
                                            WMF/Huntoon, Paige Associates
                                            Limited
                                            1593 Spring Hill Road, Suite 400
                                            Vienna, VA  22182
                                            Attention: Howard Perkins, CFO
                                            Telecopier No.: (703) 610-1405

               if to the Lender:            Residential Funding Corporation
                                            4800 Montgomery Lane, Suite 300
                                            Bethesda, Maryland  20814
                                            Attention: Lisa Carlson, Director
                                            Telecopier No.: (301) 215-6288

               with a copy to:              Residential Funding Corporation
                                            8400 Normandale Lake Boulevard
                                            Suite 600
                                            Minneapolis, Minnesota  55437
                                            Attention:  Sandra L. Oakes, Esq.
                                            Telecopier No.: (612) 832-7190

10.      REIMBURSEMENT OF EXPENSES; INDEMNITY.

                  The Borrowers shall: (a) pay a documentation production fee of Four Thousand Dollars ($4,000) in connection with the preparation and negotiation of this Agreement; (b) pay such additional documentation production fees, as the Lender may require and all reasonable out-of-pocket costs and expenses of the Lender, including, without limitation, reasonable fees and service charges of counsel (including allocated costs of internal counsel), in connection with the amendment, enforcement and administration of this Agreement, the Notes, and other Loan Documents and the making and repayment of the Advances and the payment of interest thereon (provided, that this clause (b) shall not apply to the preparation or negotiation of this Agreement); (c) indemnify, pay, and hold harmless the Lender and any holder of the Notes from and against, any and all present and future stamp, documentary and other similar taxes with respect to the foregoing matters and save the Lender and the holder or holders of the Notes harmless from and against any and all liabilities with respect to or resulting from any delay or omission to pay such taxes; and (d) indemnify, pay and hold harmless the Lender and any of its officers, directors, employees or agents and any subsequent holder of the Notes (collectively called the "Indemnitees") from and against any and all liabilities, obligations, losses, damages, penalties, judgments, suits, and

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                                       73
         reasonable costs, expenses and disbursements of any kind or nature whatsoever (including without limitation, the reasonable fees and disbursements of counsel of the Indemnitees (including allocated costs of internal counsel) in connection with any investigative, administrative or judicial proceeding, whether or not such Indemnitees shall be designated a party thereto) which may be imposed upon, incurred by or asserted against such Indemnitees in any manner relating to or arising out of this Agreement, the Notes, or any other Loan Document or any of the transactions contemplated hereby or thereby (the "Indemnified Liabilities"); provided, however, that the Borrowers shall have no obligation hereunder with respect to Indemnified Liabilities arising from any action or inaction by the Borrowers explicitly directed by the Lender in writing, or the gross negligence or willful misconduct of any such Indemnitees. To the extent that the undertaking to indemnify, pay and hold harmless as set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the Borrowers shall contribute the maximum portion which it is permitted to pay and satisfy under applicable law, to the payment and satisfaction of all Indemnified Liabilities incurred by the Indemnitees or any of them. The agreement of the Borrowers contained in Subsection (d) shall survive the expiration or termination of this Agreement and the payment in full of the Notes. Reasonable attorneys' fees and disbursements incurred in enforcing, or on appeal from, a judgment pursuant hereto shall be recoverable separately from and in addition to any other amount included in such judgment, and this clause is intended to be severable from the other provisions of this Agreement and to survive and not be merged into such judgment. As to Subsection (d), the Lender and any holder of the Notes which is an assignee of the Lender shall use its best efforts to give Borrowers' notice of any such investigative, administrative or judicial proceeding, and the Borrowers shall have the right to consult in the defense of or the negotiation relating to any such matter at Borrowers' expense.

11.      FINANCIAL INFORMATION.

                  All financial statements and reports furnished to the Lender hereunder shall be prepared in accordance with GAAP, applied on a basis consistent with that applied in preparing the financial statements as at the end of and for the last fiscal year ended (except to the extent otherwise required to conform to good accounting practice).

12.      MISCELLANEOUS.

                  12.1 Terms Binding Upon Successors; Survival of Representations. The terms and provisions of this Agreement

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                                       74
         shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. All representations, warranties, covenants and agreements herein contained on the part of the Borrowers shall survive the making of any Advance and the execution of the Notes, and shall be effective so long as any of the Commitments are outstanding hereunder or there remain any Obligations to be paid or performed.

                  12.2 Assignment. This Agreement may not be assigned by the Borrowers. This Agreement and the Notes along with the Lender's security interest in any or all of the Collateral, may, at any time, be transferred or assigned, in whole or in part, by the Lender, and any assignee thereof may enforce this Agreement, the Notes and such security interest.

                  12.3 Amendments. Except as otherwise provided in this Agreement, this Agreement may not be amended, modified or supplemented unless such amendment, modification or supplement is set forth in a writing signed by the parties hereto.

                  12.4 Governing Law. This Agreement and the other Loan Documents shall be governed by the laws of the State of Minnesota, without reference to its principles of conflicts of laws.

                  12.5 Participations. The Lender may at any time sell, assign or grant participations in, or otherwise transfer to any other Person (a "Participant"), all or part of the Obligations. Without limitation of the exclusive right of the Lender to collect and enforce such Obligations, the Borrowers agree that each disposition will give rise to a debtor-creditor relationship of the Borrowers to the Participant, and the Borrowers authorize each Participant, upon the occurrence of an Event of Default, to proceed directly by right of setoff, banker's lien, or otherwise, against any assets of the Borrowers which may be in the hands of such Participant. The Borrowers authorize the Lender to disclose to any prospective Participant and any Participant any and all information in the Lender's possession concerning the Borrowers, this Agreement and the Collateral.

                  12.6 Relationship of the Parties. This Agreement provides for the making of Advances by the Lender, in its capacity as a lender, to the Borrowers, in their capacity as borrowers, and for the payment of interest, repayment of principal by the Borrowers to the Lender, and for the payment of certain fees by the Borrowers to the Lender. The relationship between the Lender and the Borrowers is limited to that of creditor/secured party, on the one hand, and debtors, on the other hand. The provisions herein for compliance with financial covenants and delivery of financial

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                                       75
         statements are intended solely for the benefit of the Lender to protect its interests as lender in assuring payments of interest and repayment of principal and payment of certain fees, and nothing contained in this Agreement shall be construed as permitting or obligating the Lender to act as a financial or business advisor or consultant to the Borrowers, as permitting or obligating the Lender to control the Borrowers or to conduct the Borrowers' operations, as creating any fiduciary obligation on the part of the Lender to the Borrowers, or as creating any joint venture, agency, or other relationship between the parties hereto other than as explicitly and specifically stated in this Agreement. The Borrowers acknowledge that they have had the opportunity to obtain the advice of experienced counsel of its own choosing in connection with the negotiation and execution of this Agreement and to obtain the advice of such counsel with respect to all matters contained herein. The Borrowers further acknowledge that they are experienced with respect to financial and credit matters and have made their own independent decisions to apply to the Lender for credit and to execute and deliver this Agreement.

                  12.7 Severability. If any provision of this Agreement shall be declared to be illegal or unenforceable in any respect, such illegal or unenforceable provision shall be and become absolutely null and void and of no force and effect as though such provision were not in fact set forth herein, but all other covenants, terms, conditions and provisions hereof shall nevertheless continue to be valid and enforceable.

                  12.8 Operational Reviews. From time to time upon request, the Borrowers shall permit the Lender or its representative access to their premises and records for the purpose of conducting a review of the Borrowers' general mortgage business methods, policies, and procedures, auditing loan files and reviewing financial and operational aspects of the Borrowers' businesses.

                  12.9 Consent to Credit References. The Borrowers hereby consent to the disclosure of information regarding the Borrowers and their relationships with the Lender to Persons making credit inquiries to the Lender. This consent is revocable by the Borrowers at any time upon Notice to the Lender as provided in Section 9 hereof.

                  12.10 Consent to Jurisdiction. The Borrowers hereby agree that any action or proceeding under the Loan Documents, the Notes or any document delivered pursuant hereto may be commenced against them in any court of competent jurisdiction within the State of Minnesota, by service of process upon the Borrowers by first class registered or certified mail, return receipt requested, addressed to the Borrowers at their address

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                                       76
         last known to the Lender. The Borrowers agree that any such suit, action or proceeding arising out of or relating to this Agreement or any other such document may be instituted in the Hennepin County, State District Court or in the United States District Court for the District of Minnesota at the option of the Lender; and the Borrowers hereby waive any objection to the jurisdiction or venue of any such court with respect to, or the convenience of any court as a forum for, any such suit, action or proceeding. Nothing herein shall affect the right of the Lender to accomplish service of process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Borrowers in any other jurisdiction or court.

                  12.11 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute but one and the same instrument.

                  12.12 Entire Agreement. This Agreement, the Notes and the other Loan Documents represent the final agreement among the parties hereto and thereto with respect to the subject matter hereof and thereof, and may not be contradicted by evidence of prior or contemporaneous oral agreements among such parties. There are no oral agreements among the parties with respect to the subject matter hereof and thereof.

                  12.13 WAIVER OF JURY TRIAL. THE BORROWERS AND THE LENDER EACH HEREBY (a) COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY A JURY, AND (b) WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN, KNOWINGLY AND VOLUNTARILY, BY THE BORROWERS AND THE LENDER, AND THIS WAIVER IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT OF A JURY TRIAL WOULD OTHERWISE ACCRUE. THE LENDER AND THE BORROWERS IS EACH HEREBY AUTHORIZED AND REQUESTED TO SUBMIT THIS AGREEMENT TO ANY COURT HAVING JURISDICTION OVER THE SUBJECT MATTER AND THE PARTIES HERETO, SO AS TO SERVE AS CONCLUSIVE EVIDENCE OF THE FOREGOING WAIVER OF THE RIGHT TO JURY TRIAL. FURTHER, THE BORROWERS AND THE LENDER EACH HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF THE OTHER PARTY, INCLUDING THE OTHER PARTY'S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, TO ANY OF ITS REPRESENTATIVES OR AGENTS THAT THE OTHER PARTY WILL NOT SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION.

                  12.14 Joint and Several Liability. The promises and agreements herein shall be construed to be and are hereby declared to be the joint and several promises and agreements of each of the Borrowers and shall constitute the joint and several obligation of each of the Borrowers and shall be fully

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                                       77
         binding upon and enforceable against each of the Borrowers. The release of any party to this Agreement shall not affect or release the joint and several liability of any other party. The Lender may, at its option, enforce this Agreement against one or both of the Borrowers, and the Lender shall not be required to resort to enforcement against each of the Borrowers and the failure to proceed against or join each of the Borrowers shall not affect the joint and several liability of each of the Borrowers.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                 WASHINGTON MORTGAGE FINANCIAL GROUP,
                                 LTD., a Delaware corporation


                                 By: /s/ HOWARD S. PERKINS
                                    ---------------------------------------
                                 Its: EVP
                                     --------------------------------------

                                 WMF/HUNTOON, PAIGE ASSOCIATES
                                 LIMITED, a Delaware corporation


                                 By: /s/ HOWARD S. PERKINS
                                    ---------------------------------------

                                 Its: Vice Chairman
                                     --------------------------------------

                                 RESIDENTIAL FUNDING CORPORATION,
                                 a Delaware corporation


                                 By: /s/ LISA F. CARLSON
                                    ---------------------------------------

                                 Its: Director
                                     --------------------------------------

STATE OF VIRGINIA             )
                              ) ss
COUNTY OF FAIRFAX             )

         On June 18, 1996, before me, a Notary Public, personally appeared Howard S. Perkins, the EVP of WASHINGTON MORTGAGE FINANCIAL GROUP, LTD., a Delaware corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.

                                                /s/ JOANNE G. FRYE
                                                -------------------------------
                                                Notary Public
  (SEAL)                                        My Commission Expires: 2/28/99

Washington/Huntoon:6/13/96
                                       78

STATE OF VIRGINIA             )
                              ) ss
COUNTY OF FAIRFAX             )

         On June 18, 1996, before me, a Notary Public, personally appeared Howard S. Perkins, the Vice Chairman of WMF/HUNTOON, PAIGE ASSOCIATES LIMITED, a Delaware corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.



                                                /s/ JOANNE G. FRYE
                                                -------------------------------
                                                Notary Public
  (SEAL)                                        My Commission Expires: 2/28/99


STATE OF VIRGINIA             )
                              ) ss
COUNTY OF FAIRFAX             )

         On June 25th, 1996, before me, a Notary Public, personally appeared Lisa F. Carlson, the Director of RESIDENTIAL FUNDING CORPORATION, a Delaware corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her authorized capacity, and that by her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.



                                                /s/ ALAETA S. MYERS
                                                -------------------------------
                                                Notary Public
  (SEAL)                                        My Commission Expires: 11/23/96


                                                       ALAETA S. MYERS
                                               NOTARY PUBLIC STATE OF MARYLAND
                                         My Commission Expires November 23, 1996



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                                       79

                                                                     EXHIBIT A-1

                          WAREHOUSING PROMISSORY NOTE

$150,000,000                                              Date:  June 14, 1996


                 FOR VALUE RECEIVED, the undersigned, WASHINGTON MORTGAGE FINANCIAL GROUP, LTD., a Delaware corporation, and WMF/HUNTOON, PAIGE ASSOCIATES LIMITED, a Delaware corporation (herein collectively called the "Borrowers", and individually as "Co-Borrower"), hereby promises to pay to the order of RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender" or, together with its successors and assigns, the "Holder") whose principal place of business is 8400 Normandale Lake Blvd., Suite 600, Minneapolis, Minnesota 55437, or at such other place as the Holder may designate from time to time, the principal sum of One Hundred Fifty Million Dollars ($150,000,000) or so much thereof as may be outstanding from time to time pursuant to the Warehousing Credit and Security Agreement described below, and to pay interest on said principal sum or such part thereof as shall remain unpaid from time to time, from the date of each Advance until repaid in full, and all other fees and charges due under the Agreement, at the rates and at the times set forth in the Agreement. All payments hereunder shall be made in lawful money of the United States and in immediately available funds.

                 This Note is given to evidence an actual warehouse line of credit in the above amount and is the Warehousing Promissory Note referred to in that certain Warehousing Credit and Security Agreement ("the Agreement") dated the date hereof between the Borrowers and the Lender, as the same may be amended or supplemented from time to time, and is entitled to the benefits thereof. Reference is hereby made to the Agreement (which is incorporated herein by reference as fully and with the same effect as if set forth herein at length) for a description of the Collateral, a statement of the covenants and agreements, a statement of the rights and remedies and securities afforded
thereby and other matters contained therein.   Capitalized terms used herein,
unless otherwise defined herein, shall have the meanings given them in the Agreement.

                 This Note may be prepaid in whole or in part at any time without premium or penalty.

                 Should this Note be placed in the hands of attorneys for collection, the Borrowers agree to pay, in addition to principal and interest, fees and charges due under the Agreement, any and all costs of collecting this Note, including reasonable attorneys' fees and expenses.





Washington/Huntoon:6/13/96             1

                 The Borrowers hereby waive demand, notice, protest and presentment.

                 The promises and agreements herein shall be construed to be and are hereby declared to be the joint and several promises and agreements of each Co-Borrower and shall constitute the joint and several obligation of each Co-Borrower and shall be fully binding upon and enforceable against each Co-Borrower. The release of any party to this Note shall not affect or release the joint and several liability of any other party. The Lender may at its option enforce this Note against one or all of the Co-Borrower, and the Lender shall not be required to resort to enforcement against each Co-Borrower and the failure to proceed against or join each Co-Borrower shall not affect the joint and several liability of each Co-Borrower.

                 This Note shall be construed and enforced in accordance with the laws of the State of Minnesota, without reference to its principles of conflicts of law.

                 IN WITNESS WHEREOF, the Borrowers have executed this Note as of the day and year first above written.


                                     WASHINGTON MORTGAGE FINANCIAL GROUP,
                                     LTD., a Delaware corporation


                                     By:
                                        ----------------------------------

                                     Its:
                                         ---------------------------------


                                     WMF/HUNTOON, PAIGE ASSOCIATES
                                     LIMITED, a Delaware corporation


                                     By:
                                        ----------------------------------

                                     Its:
                                         ---------------------------------





Washington/Huntoon:6/13/96             2

STATE OF ________________ )
                          ) ss
COUNTY OF ______________  )

                 On _________________, 1996, before me, a Notary Public,
personally appeared ________________________________, the ____________________
of WASHINGTON MORTGAGE FINANCIAL GROUP, LTD., a Delaware corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

                 WITNESS my hand and official seal.


                                             ---------------------------------
                                             Notary Public
(SEAL)                                       My Commission Expires:
                                                                   -----------

STATE OF _______________  )
                          ) ss
COUNTY OF ______________  )

                 On _________________, 1996, before me, a Notary Public,
personally appeared ________________________________, the __ __________________
of WMF/HUNTOON, PAIGE ASSOCIATES LIMITED, a Delaware corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

                 WITNESS my hand and official seal.


                                             --------------------------------
                                             Notary Public
(SEAL)                                       My Commission Expires:
                                                                   ----------


Washington/Huntoon:6/13/96             3

                                                                     EXHIBIT A-2

                           TERM LOAN PROMISSORY NOTE



$10,000,000                                                Date:  June 14, 1996


                 FOR VALUE RECEIVED, the undersigned, WASHINGTON MORTGAGE FINANCIAL GROUP, LTD., a Delaware corporation, and WMF/HUNTOON, PAIGE ASSOCIATES LIMITED, a Delaware corporation (herein collectively called the "Borrowers", and individually as "Co-Borrower"), hereby promises to pay to the order of RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender" or, together with its successors and assigns, the "Holder") whose principal place of business is 8400 Normandale Lake Blvd., Suite 600, Minneapolis, Minnesota 55437, or at such other place as the Holder may designate from time to time, the principal sum of Ten Million Dollars ($10,000,000) or so much thereof as may be outstanding from time to time pursuant to the Warehousing Credit and Security Agreement described below, and to pay interest on said principal sum or such part thereof as shall remain unpaid from time to time, from the date of each Advance until repaid in full, and all other fees and charges due under the Agreement, at the rates and at the times set forth in the Agreement. All payments hereunder shall be made in lawful money of the United States and in immediately available funds.

                 This Note is given to evidence an actual warehouse line of credit in the above amount and is the Term Loan Promissory Note referred to in that certain Warehousing Credit and Security Agreement ("the Agreement") dated the date hereof between the Borrowers and the Lender, as the same may be amended or supplemented from time to time, and is entitled to the benefits thereof. Reference is hereby made to the Agreement (which is incorporated herein by reference as fully and with the same effect as if set forth herein at length) for a description of the Collateral, a statement of the covenants and agreements, a statement of the rights and remedies and securities afforded
thereby and other matters contained therein.   Capitalized terms used herein,
unless otherwise defined herein, shall have the meanings given them in the Agreement.

                 This Note may be prepaid in whole or in part at any time without premium or penalty.

                 Should this Note be placed in the hands of attorneys for collection, the Borrowers agree to pay, in addition to principal and interest, fees and charges due under the Agreement, any and all costs of collecting this Note, including reasonable attorneys' fees and expenses.





Washington/Huntoon:6/13/96             1

                 The Borrowers hereby waive demand, notice, protest and presentment.

                 The promises and agreements herein shall be construed to be and are hereby declared to be the joint and several promises and agreements of each Co-Borrower and shall constitute the joint and several obligation of each Co-Borrower and shall be fully binding upon and enforceable against each Co-Borrower. The release of any party to this Note shall not affect or release the joint and several liability of any other party. The Lender may at its option enforce this Note against one or all of the Co-Borrower, and the Lender shall not be required to resort to enforcement against each Co-Borrower and the failure to proceed against or join each Co-Borrower shall not affect the joint and several liability of each Co-Borrower.

                 This Note shall be construed and enforced in accordance with the laws of the State of Minnesota, without reference to its principles of conflicts of law.

                 IN WITNESS WHEREOF, the Borrowers have executed this Note as of the day and year first above written.


                                     WASHINGTON MORTGAGE FINANCIAL GROUP,
                                     LTD., a Delaware corporation


                                     By:
                                        --------------------------------------

                                     Its:
                                         -------------------------------------


                                     WMF/HUNTOON, PAIGE ASSOCIATES
                                     LIMITED, a Delaware corporation


                                     By:
                                        --------------------------------------

                                     Its:
                                         -------------------------------------



Washington/Huntoon:6/13/96             2

STATE OF ________________ )
                          ) ss
COUNTY OF ______________  )

                 On _________________, 1996, before me, a Notary Public,
personally appeared ________________________________, the ___________________
of WASHINGTON MORTGAGE FINANCIAL GROUP, LTD., a Delaware corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

                 WITNESS my hand and official seal.


                                             ---------------------------------
                                             Notary Public
(SEAL)                                       My Commission Expires:
                                                                   -----------
STATE OF _______________  )
                          ) ss
COUNTY OF ______________  )

                 On _________________, 1996, before me, a Notary Public,
personally appeared ________________________________, the ____________________
of WMF/HUNTOON, PAIGE ASSOCIATES LIMITED, a Delaware corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

                 WITNESS my hand and official seal.


                                             ---------------------------------
                                             Notary Public
(SEAL)                                       My Commission Expires:
                                                                   -----------




Washington/Huntoon:6/13/96             3

                                                                     EXHIBIT A-3

                       SERVICING FACILITY PROMISSORY NOTE



$10,000,000                                                Date:  June 14, 1996

                 FOR VALUE RECEIVED, the undersigned, WASHINGTON MORTGAGE FINANCIAL GROUP, LTD., a Delaware corporation, and WMF/HUNTOON, PAIGE ASSOCIATES LIMITED, a Delaware corporation (herein collectively called the "Borrowers", and individually as "Co-Borrower"), hereby promises to pay to the order of RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender" or, together with its successors and assigns, the "Holder") whose principal place of business is 8400 Normandale Lake Blvd., Suite 600, Minneapolis, Minnesota 55437, or at such other place as the Holder may designate from time to time, the principal sum of Ten Million Dollars ($10,000,000) or so much thereof as may be outstanding from time to time pursuant to the Warehousing Credit and Security Agreement described below, and to pay interest on said principal sum or such part thereof as shall remain unpaid from time to time, from the date of each Advance until repaid in full, and all other fees and charges due under the Agreement, at the rates and at the times set forth in the Agreement. All payments hereunder shall be made in lawful money of the United States and in immediately available funds.

                 This Note is given to evidence an actual warehouse line of credit in the above amount and is the Servicing Facility Promissory Note referred to in that certain Warehousing Credit and Security Agreement ("the Agreement") dated the date hereof between the Borrowers and the Lender, as the same may be amended or supplemented from time to time, and is entitled to the benefits thereof. Reference is hereby made to the Agreement (which is incorporated herein by reference as fully and with the same effect as if set forth herein at length) for a description of the Collateral, a statement of the covenants and agreements, a statement of the rights and remedies and securities
afforded thereby and other matters contained therein.   Capitalized terms used
herein, unless otherwise defined herein, shall have the meanings given them in the Agreement.

                 This Note may be prepaid in whole or in part at any time without premium or penalty.

                 Should this Note be placed in the hands of attorneys for collection, the Borrowers agree to pay, in addition to principal and interest, fees and charges due under the Agreement, any and all costs of collecting this Note, including reasonable attorneys' fees and expenses.





Washington/Huntoon:6/13/96             1

                 The Borrowers hereby waive demand, notice, protest and presentment.

                 The promises and agreements herein shall be construed to be and are hereby declared to be the joint and several promises and agreements of each Co-Borrower and shall constitute the joint and several obligation of each Co-Borrower and shall be fully binding upon and enforceable against each Co-Borrower. The release of any party to this Note shall not affect or release the joint and several liability of any other party. The Lender may at its option enforce this Note against one or all of the Co-Borrower, and the Lender shall not be required to resort to enforcement against each Co-Borrower and the failure to proceed against or join each Co-Borrower shall not affect the joint and several liability of each Co-Borrower.

                 This Note shall be construed and enforced in accordance with the laws of the State of Minnesota, without reference to its principles of conflicts of law.

                 IN WITNESS WHEREOF, the Borrowers have executed this Note as of the day and year first above written.


                                WASHINGTON MORTGAGE FINANCIAL GROUP,
                                LTD., a Delaware corporation


                                By:
                                   -------------------------------------------

                                Its:
                                    ------------------------------------------


                                WMF/HUNTOON, PAIGE ASSOCIATES
                                LIMITED, a Delaware corporation


                                By:
                                   -------------------------------------------

                                Its:
                                    ------------------------------------------






Washington/Huntoon:6/13/96             2

STATE OF ________________ )
                          ) ss
COUNTY OF ______________  )

                 On _________________, 1996, before me, a Notary Public,
personally appeared ________________________________, the __ __________________
of WASHINGTON MORTGAGE FINANCIAL GROUP, LTD., a Delaware corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

                 WITNESS my hand and official seal.


                                             ----------------------------------
                                             Notary Public
(SEAL)                                       My Commission Expires:
                                                                   ------------
STATE OF _______________  )
                          ) ss
COUNTY OF ______________  )

                 On _________________, 1996, before me, a Notary Public,
personally appeared ________________________________, the __ __________________
of WMF/HUNTOON, PAIGE ASSOCIATES LIMITED, a Delaware corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

                 WITNESS my hand and official seal.


                                             ----------------------------------
                                             Notary Public
(SEAL)                                       My Commission Expires:
                                                                   ------------




Washington/Huntoon:6/13/96             3

                                                                       EXHIBIT B





                            (INTENTIONALLY OMITTED)





Washington/Huntoon:6/13/96

                                                                    EXHIBIT C-MF
              REQUEST FOR ADVANCE AGAINST MULTIFAMILY, HEALTH CARE
                         AND COMMERCIAL MORTGAGE LOANS

                                                                    _____  THIRD PARTY ORIGINATION
         _____  CONVENTIONAL MORTGAGE LOAN
                          _____ FNMA  _____ FHLMC   _____ OTHER
                          _____ REFUNDER
         _____  FNMA DUS MORTGAGE LOAN
                          _____ REFUNDER
         _____  FHA PROJECT MORTGAGE LOAN   _____ GNMA
                          _____ SECOND
                          _____  REFUNDER
         _____  FHA CONSTRUCTION MORTGAGE LOAN
         _____  COMMERCIAL MORTGAGE LOAN

         _____  CONDUIT MORTGAGE LOAN

Mortgage Company:         WASHINGTON MORTGAGE FINANCIAL GROUP, LTD. and
                          WMF/HUNTOON, PAIGE ASSOCIATES LIMITED

Loan No.: __________________________________                Warehouse Date: ___________________
Project Name: ______________________________                Contract/Pool No.: ________________

Mortgage Note Amount:_______________________                Interest Rate: ____________________
Mortgage Note Date:  _______________________
Advance Amount: ____________________________

Approved Warehouse Amt: ____________________                 Endorsement Amt: _________________
Cumulative Endorsement Amt: ________________

Investor: __________________________________                 Expiration Date: _________________
Committed Purchase Price: __________________

Title Company/Closing Agent: __________________________________________________________________
Title Contact Person: ______________________                 Phone No.: _______________________

Security Rate: ________ Issue Date: ________                 Maturity Date: ___________________

                           WIRE TRANSFER INFORMATION

Wire Amount:_________________________________                Date of Wire: ___________

Receiving Bank:______________________________                     ABA No.: ___________

City & State: ________________________________________________________________________

Credit Account Name:___________________________                   Number: ____________
Advise:________________________________________                    Phone: ____________

         For new value this day received, and as collateral security for the payment of any and all indebtedness and liability of the Mortgage Company under that certain Credit and Security Agreement dated as of June 14, 1996, as may be amended from time to time, by and between the Company and RESIDENTIAL FUNDING CORPORATION (the "Lender"), the Company creates and grants in favor and for the benefit of the Lender a security interest in and to the Mortgage Note evidencing the Mortgage Loan described in this Advance Request.





Washington/Huntoon:6/13/96

         The Company agrees to cause the Mortgage Note to be delivered to the Lender, on the next Business Day following the date of the Advance made to fund the Mortgage Loan.

AUTHORIZED SIGNATURE(S)

--------------------------  ---------------------------------



                                     - 2 -
Washington/Huntoon:6/13/96

                                                                EXHIBIT C-MF/BER


                  REQUEST FOR ADVANCE AGAINST BERKSHIRE LOANS


Mortgage Company:  WASHINGTON MORTGAGE FINANCIAL GROUP, LTD.

Berkshire Loan Amount:_________________                             Warehouse Date:________________
Berkshire Loan Date:___________________                             Interest Rate:_________________
Berkshire Note Balance:________________
RFC Advance Amount:____________________

Approved Warehouse Amt: _______________                              Endorsement Amt: _____________
Cumulative Endorsement Amt: ___________

Investor:________________________                                  Expiration Date: _______________
Investor Purchase Price: _____________________________

Title Company/Closing Agent: ______________________________________________________________________
Title Contact Person (if applicable):_________________                    Phone No.: ______________

Security Rate: ________ Issue Date: ________                               Maturity Date: _________

                           WIRE TRANSFER INFORMATION

Wire Amount:_________________________________                             Date of Wire: ___________

Receiving Bank:______________________________                                  ABA No.: ___________

City & State: _____________________________________________________________________________________

Credit Account Name:___________________________                                Number: ____________
Advise:________________________________________                                 Phone: ____________



AUTHORIZED SIGNATURE(S)
--------------------------  ---------------------------------





WAMtg./Huntoon:6/13/96

                                                                   EXHIBIT C-SER

                     SERVICING ACQUISITION ADVANCE REQUEST


Date:_________________, 199_

         Reference is made to that certain Credit and Security Agreement between WASHINGTON MORTGAGE FINANCIAL GROUP, INC., a Delaware corporation, WMF/PAIGE, ASSOCIATES LIMITED, a Delaware corporation (the "Borrowers"), and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender"), dated as of June 14, 1996 (as the same may be amended, modified, supplemented, renewed or restated from time to time, the "Agreement"). All capitalized terms used herein and all Section numbers given herein refer to those terms and Sections set forth in the Agreement. This Servicing Acquisition Advance Request is submitted to the Lender pursuant to Section 2.5(a).

         The undersigned hereby requests a Servicing Acquisition Advance for a Servicing Acquisition in the aggregate principal amount of $_______ to be made on __________, 199_.

         The Servicing Collateral Value as of the date of the requested Advance, including the value of the Servicing Acquisition to be funded by this Servicing Acquisition Advance, will be $__________. The Borrowers represent and warrant that they have no reason to believe that such amount is incorrect. The aggregate principal amount of the Servicing Facility Advances outstanding after giving effect to the Servicing Facility Advance requested hereby will not exceed the Servicing Facility Commitment Amount, and the aggregate principal amount of the Term Loan Advance and the Servicing Facility Advances outstanding after giving effect to the Servicing Facility Advance requested hereby will not exceed the Servicing Collateral Value as set forth in the preceding sentence. The amount of the requested Servicing Acquisition Advance does not exceed the maximum amount permitted therefor under Section 2.4(b)(1)(ii) of the Agreement.

         Attached hereto are the following documents submitted pursuant to
Section 2.5(b) of the Agreement:

         _____   1.       A counterpart of the Purchase Agreement and all other
                          Servicing Acquisition Documents.

         _____   2.       A current Servicing Portfolio Report.

         _____   3.       A copy of the most recent Appraisal of the Servicing
                          Contracts currently owned by the Borrowers, if required by the Lender.

         _____   4.       An Appraisal of the Nonrecourse Servicing Contracts
                          to be acquired, if requested by the Lender.

                                                                   EXHIBIT C-SER
                                                                          Page 2




         _____   5.      Letter of direction from the Borrowers to the Lender
                         directing disbursement of the proceeds of the Servicing Acquisition Advance to the seller under the Servicing Purchase Agreement.

         _____   6.      Prior to the final disbursement of proceeds for
                         a particular Servicing Acquisition all consents from and notices to FNMA, FHLMC or GNMA required for the Borrowers to assume the Servicing Contracts to be acquired and FNMA and FHLMC acknowledgements.

         The representations and warranties of the Borrowers set forth in
Section 5 of the Agreement are true and correct in all material respects on and as of the date hereof as if made on and as of such date.

         No Event of Default has occurred and is continuing.

         Since the Statement Date, there has been no material adverse change in the business, financial condition or results of operation of the Borrowers and their Subsidiaries, taken as a whole.


                                    WASHINGTON MORTGAGE FINANCIAL GROUP,
                                    LTD., a Delaware corporation


                                    By:___________________________

                                    Its:__________________________


                                    WMF/HUNTOON, PAIGE ASSOCIATES
                                    LIMITED, a Delaware corporation


                                    By:___________________________

                                    Its:__________________________





Washington/Huntoon:6/13/96

                                                                    EXHIBIT C-WC
                        WORKING CAPITAL ADVANCE REQUEST

Date:
     -------------------

         Reference is made to that certain Credit and Security Agreement between WASHINGTON MORTGAGE FINANCIAL GROUP, LTD., a Delaware corporation and WMF/HUNTOON, PAIGE ASSOCIATES LIMITED, a Delaware corporation (the "Borrowers"), and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender"), dated as of June 14, 1996 (as the same may be amended, modified, supplemented, renewed or restated from time to time, the "Agreement"). All capitalized terms used herein and all Section numbers given herein refer to those terms and Sections set forth in the Agreement. This Working Capital Advance Request is submitted to the Lender pursuant to Section 2.5(a) of the Agreement.

         The undersigned hereby requests a Working Capital Advance in the aggregate principal amount of $________________ to be made on __________, 199___. The amount of the Working Capital Advances requested are not more than the amount permitted by the Agreement to be borrowed pursuant to this Advance Request.

         The Servicing Collateral Value as of the date hereof is $_______________. The Borrowers represent and warrant that they have no reason to believe that such amount is incorrect. The aggregate principal amount of the Servicing Facility Advances outstanding after giving effect to the Servicing Facility Advance requested hereby will not exceed the Servicing Facility Commitment Amount, and the aggregate principal amount of the Term Loan Advance and the Servicing Facility Advances outstanding after giving effect to the Servicing Facility Advance requested hereby will not exceed the Servicing Collateral Value as set forth in the preceding sentence.

         The Borrowers hereby certify that no Default or Event of Default has occurred and is continuing and that all of the Borrowers' representations and warranties in this Advance Request and the Agreement are currently true and correct and (to the extent applicable on or after their respective dates) are hereby republished. Since the Statement Date, there has been no material adverse change in the business, financial condition or results of operation of the Borrowers and their Subsidiaries, taken as a whole. The Borrowers acknowledge that the Lender will rely on the truth of each statement in this Advance Request in making the requested Working Capital Advances.

                               METHOD OF ADVANCE

(  )     Wire Transfer
         Amount of Wire: __________________        Date of Wire:_____________________
         Credit Acct. No.: ________________        Credit Acct. Name:________________
         ABA No.: _________________________        Bank Name:________________________
         Account to Debit: ________________        City & State:_____________________
         Ref: ________________ Advise: ___________________ Phone:       _____________


                                 WASHINGTON MORTGAGE FINANCIAL GROUP,
                                 LTD., a Delaware corporation

                                 By:
                                    ------------------------------------

                                 Its:
                                     -----------------------------------

                                 WMF/HUNTOON, PAIGE ASSOCIATES
                                 LIMITED, a Delaware corporation

                                 By:
                                    ------------------------------------

                                 Its:
                                     -----------------------------------


                           FOR RFC INTERNAL USE ONLY

 Repetitive Code:____________________ Date:_________________________
 Wire Initiator's Initials:__________ Wire Verifier's Initials:_____





Washington/Huntoon:6/13/96

                                                                EXHIBIT D-MF/BER


                        PROCEDURES AND DOCUMENTATION FOR
                          WAREHOUSING BERKSHIRE LOANS


         The following procedures and documentation requirements must be observed in all respects by Washington. All documents must be satisfactory to the Lender in its sole discretion. Terms used below, which are not otherwise defined, shall have the meanings given them in the Agreement. The term "Mortgagee" as used below shall have the same meaning as the term "Washington". The FNMA form numbers referred to herein are for convenience only and Washington shall use the equivalent forms required at the time of delivery of the Mortgage Loans or Mortgage-backed Securities.

I.       FOR EACH ADVANCE:

         The Lender must receive the following:

         (1)     Original signed Request for Advance (Exhibit C-MF).
         (2) In the case of the initial Berkshire Advance, the original Berkshire Master Notes, endorsed by Washington in blank and without recourse (fax with original to follow within one (1) Business Day).
         (3) Original Advance Confirmation Instrument with respect to the Berkshire Loan (for initial Berkshire Advance, fax with original to follow within one (1) Business Day).
         (4) Original Fannie Mae Participation Certificate evidencing FNMA's 100% participation interest in such Berkshire Loan (for initial Berkshire Advance, fax with original to follow within one (1) Business Day).
         (5)     Copy of Investor's Purchase Commitment for the
                 Mortgage-backed Security.
         (6) In the case of (a) the initial Berkshire Advance and (b) the first Berkshire Advance made after an additional Mortgage or pledged Mortgage Note is added to the Collateral Pool under the Berkshire Master Agreement, a copy of the title insurance commitment to issue a policy of title insurance marked to show the final policy exceptions (within one (1) Business Day).
         (7) Check payable to the Lender for the Warehousing Fee (if applicable).

II.      DELIVERY OF DOCUMENTS

Upon instruction by Washington, accompanied by signed Securities Delivery Instructions in the form attached hereto as Schedule I, the Lender will make arrangements for delivery of the original Advance Confirmation Instrument and Fannie Mae Participation Certificate to the FNMA office specified by Washington under a



Washington/Huntoon:6/13/96
cover letter referring to the bailee agreement among Washington, the Lender and FNMA with respect to the Berkshire Master Notes. Upon receipt of a Mortgage-backed Security, the Lender will deliver such Mortgage-backed Security to the Investor which issued the Purchase Commitment. Mortgage-backed Securities will be released to the Investor only upon payment of the purchase proceeds to the Lender. Cash proceeds of sales of Mortgage-backed Securities shall be applied to any amounts outstanding under the Commitments. Provided no Default exists, the Lender shall return any excess proceeds of the sale of Mortgage-backed Securities to the Borrowers.


                                     - 2 -
Washington/Huntoon:6/13/96

                                                                      SCHEDULE I
                        RESIDENTIAL FUNDING CORPORATION
                          WAREHOUSING LENDING DIVISION

                         Security Delivery Instructions

INSTRUCTIONS MUST BE RECEIVED TWO (2) BUSINESS DAYS IN ADVANCE OF
PICK-UP/DELIVERY


BOOK-ENTRY DATE: ______________________        SETTLEMENT DATE: _____________________________________
ISSUER:________________________________        SECURITY: $___________________________________________
NO. OF CERTIFICATES: __________________        1)__________________________
                                               2)__________________________
                                               3)__________________________

CUSIP #______________
Pool #_______________   MI#______________      Coupon Rate:__________________________________________
Issue Date:(M/D/Y) _______________________      Maturity Date:(M/D/Y)________________________________

POOL TYPE (circle one):

GNMA:            GNMA I         GNMA II
FHLMC:           FIXED          ARM            DISCOUNT NOTE
FNMA:            FIXED          ARM            DISCOUNT NOTE     DEBENTURES        REMIC


-----------------------------------------------------------------------------------------------------

DELIVER TO:_______________________________         (  ) Versus Payment
           _______________________________         DVP AMT. $________________________________________
            _______________________________        (  ) Free Delivery
DELIVER TO:_______________________________         (  ) Versus Payment
            _______________________________        DVP AMT. $________________________________________
            _______________________________        (  ) Free Delivery
DELIVER TO:_______________________________         (  ) Versus Payment
            _______________________________        DVP AMT. $________________________________________
            _______________________________        (  ) Free Delivery

-----------------------------------------------------------------------------------------------------
AUTHORIZED SIGNATURE:________________________________________________________________________________

TITLE:               ________________________________________________________________________________

                                                           EXHIBIT D-MF/CONV/DUS


                  PROCEDURES AND DOCUMENTATION FOR WAREHOUSING
              CONVENTIONAL MULTIFAMILY, FNMA DUS, HEALTH CARE AND
                           COMMERCIAL MORTGAGE LOANS

          The following procedures and documentation requirements must be observed in all respects by the Company. All documents must be satisfactory to the Lender in its sole discretion. Terms used below, which are not otherwise defined, shall have the meanings given them in the Agreement. The FNMA and FHLMC form numbers referred to herein are for convenience only and the Company shall use the equivalent forms required at the time of delivery of the Pledged Mortgage or Pledged Security.

I.        AT LEAST THREE (3) BUSINESS DAYS PRIOR TO THE ADVANCE DATE:

          The Lender must receive a letter signed by the Company providing the following information on the Pledged Mortgage:

          (1)     Mortgagor's name;

          (2)     Project name;

          (3)     Company's case/loan number;

          (4)     Expected Advance date;

          (5)     Mortgage Note Amount;

          (6)     Name and address of title company or
                  settlement attorney and contact person.

II.       AT LEAST ONE (1) BUSINESS DAY PRIOR TO THE DATE OF AN ADVANCE:

          The Lender must receive the following:

          (1)     Original signed Request for Advance (Exhibit
                  C-MF);

          (2) For FHLMC-committed Conventional Mortgage Loans the signed Conventional Multifamily Immediate Delivery Purchase Contract and Prior Approval Conversion Amendment (FHLMC Form
                  64A);

          (3) For FNMA-committed Conventional Mortgage Loans, a copy of the signed Mortgage Purchase and Delivery Commitment (FNMA Form 4257);

          (4) For FNMA DUS Mortgage Loans, a copy of the signed FNMA Mandatory Delivery Commitment-Multifamily Delegated Underwriting;

          (5) For other Conventional Mortgage Loans, Health Care Mortgage Loans and Commercial Mortgage Loans, a copy of the Purchase Commitment for the Pledged Mortgage;

          (6) If a Mortgage-backed Security is to be issued, a copy of Purchase Commitment for the Pledged Security;

          (7) If Participation Certificate is to be issued, a copy of Participation and Servicing Agreement;





Washington/Huntoon:6/13/96                                        Rev:12/13/95

          (8) Original Lender escrow instructions letter to the title company or the settlement attorney, countersigned by an authorized representative of the title company or the settlement attorney to be involved with the transaction;

          (9) If the Company is not the mortgagee on the Mortgage, a copy of the assignment of Mortgage by the mortgagee to the Company which was sent for recordation on or before the date of the Advance;

          (10) Original assignment of the Mortgage to the Lender in recordable form but unrecorded;

          (11) Original assignment of the security agreement to the Lender in recordable form but unrecorded;

          (12) Original assignment of the UCC financing statements to the Lender in recordable form but unrecorded; and

          (13) Check payable to the Lender for the Warehousing Fee (if applicable).

          Upon receipt of the letter required under Section I above, in form and substance satisfactory to the Lender, the Lender will issue its escrow instruction letter to the title company or the settlement attorney. The Advance, when wired by the Lender to the title company or the settlement attorney, shall be held in an escrow account of the title company or the settlement attorney and disbursed in accordance with the closing letter of the Company or its counsel when authorized by the Lender in its escrow instruction letter. No Advance will be made by the Lender prior to its receipt of all Collateral Documents required under Section II above. Disbursement will be authorized only after the title company or settlement attorney takes possession, on behalf of the Lender, of the signed Mortgage Note, endorsed by the Company in blank and without recourse, and the title company has issued its title insurance policy. Immediately after disbursement, the title company or settlement attorney shall be required to transmit the Mortgage Note and certified true copy of the title insurance policy directly to the Lender. In the event the Pledged Mortgage is not closed and the related Mortgage recorded by 3:00 p.m. on the date of the Advance, the title company or the settlement attorney is instructed to return the Advance immediately to the Lender.

          The foregoing arrangements, permitting funding of the Advance when the Mortgage Note has been delivered to a third person on behalf of, and as agent and bailee for the Lender, and before the Mortgage Note is received by the Lender, are for the convenience of the Company. All risk of loss or nondelivery of the Mortgage Note is that of the Company, and the Lender has no liability or responsibility therefor.





Washington/Huntoon:6/13/96           - 2 -                      Rev:12/13/95

 III.     ON NEXT BUSINESS DAY FOLLOWING THE ADVANCE DATE:

          The Lender must receive the following:

          (1) The original Mortgage Note, endorsed by the Company in blank and without recourse. If the Company is not the named holder of the Mortgage Note, the Mortgage Note must bear an endorsement from the holder to the Company;

          (2) A copy of the title insurance policy or the title insurance commitment to issue a policy marked to show the final policy exceptions, which:

                  (a)      Names as insured the Company and/or
                           the Investor, and their successors
                           and assigns, as their interests may
                           appear;

                  (b)      Shows effective date and time which
                           is on or after the date and time of
                           disbursement of the Advance from
                           escrow; and

                  (c)      Sets forth an insured amount which
                           is equal to or greater than the Advance amount.

          (3) If a Participation Certificate is issued, original Participation Certificate evidencing one hundred percent (100%) of the undivided interests in the pool of Pledged Mortgages;

          (4) If a Participation Certificate is issued, original signed Stock/Bond Power or equivalent Assignment for the Participation Certificate issued from the Company to the Lender (or from the Investor to the Lender if the Participation Certificate was issued in the name of the Investor);

IV. AS SOON AS POSSIBLE FOLLOWING THE ADVANCE DATE, AND NO LATER THAN ONE (1) BUSINESS DAY PRIOR TO THE DATE THE INVESTOR OR THE APPROVED CUSTODIAN MUST RECEIVE THE PLEDGED MORTGAGE:

          The Lender must receive the following:

          (1) Signed shipping instructions for the delivery of the Pledged Mortgage including the following:

                  (a)      Name and address of the Investor or
                           the Approved Custodian to which the
                           Collateral Documents are to be
                           shipped, the desired shipping date
                           and the preferred method of
                           delivery;

                  (b)      For delivery of the Participation
                           Certificate, the name and address of
                           the Investor to which the
                           Participation Certificate is to be
                           delivered;

                  (c)      Name of project securing the Pledged Mortgage;

                  (d) Date the Investor or the Approved Custodian must receive the Pledged Mortgage; and

                  (e)      Instructions for endorsement of the Mortgage Note.

          (2) For FHLMC-committed Conventional Mortgage Loans, the following additional documents must be received:





Washington/Huntoon:6/13/96            - 3 -                       Rev:12/13/95

                  (a)      Original Contract Delivery Summary
                           (FHLMC Form 381) marked to indicate
                           that the mortgages being delivered
                           are subject to a security interest.

                  (b)      For cash payments, the signed
                           original Wire Transfer Authorization
                           for a Cash Warehouse Delivery (FHLMC
                           Form 987), showing the Lender as
                           warehouse lender and specifying the
                           Cash Collateral Account as the
                           receiving account for loan purchase
                           proceeds.

                  (c)      Completed, but not signed, Warehouse
                           Lender Release of Security Interest
                           (FHLMC Form 996), to be signed by
                           the Lender.

          (3) For FNMA-committed Conventional Mortgage Loans and FNMA DUS Mortgage Loans, the following additional documents must be received:

                  (a)      For cash payments, the signed
                           original Wire Transfer Request (FNMA
                           Form 4639), specifying the Cash
                           Collateral Account as the receiving
                           account for loan purchase proceeds.

                  (b) Executed bailee letter with Schedule A (in form approved by FNMA and the Lender).

          (4) The remainder of the documents required for shipping to the Investor as specified by the Investor or in the applicable Seller/Servicer Guide.

          The Lender exclusively shall deliver the Mortgage Note and other original Collateral Documents evidencing the Pledged Mortgage and related pool documents to an Investor or an Approved Custodian, unless otherwise agreed in writing.

V. IF A MORTGAGE-BACKED SECURITY IS TO BE ISSUED BY FNMA, AS SOON AS POSSIBLE FOLLOWING CLOSING, BUT NO LATER THAN ONE (1) BUSINESS DAY PRIOR TO SETTLEMENT DATE FOR A PLEDGED SECURITY THE LENDER MUST
          RECEIVE:

          (1) An original Delivery Schedule (FNMA Form 2014), instructing FNMA to issue the Mortgage-backed Security in the name of the Company, to deliver the Pledged Security to the Lender's custody account at Chemical Bank NY (CHEMICAL NYC/GEOCUST/MR9229490), and bearing the following instructions: "These instructions may not be changed without the prior written approval of Residential Funding Corporation, Preston A. Lyvers Director or Patti Erfan, Director."

          (2) The signed Securities Delivery Instructions form attached hereto as Schedule I.

Upon instruction by the Company, the Lender shall complete the endorsement of the Mortgage Note. If no Mortgage-backed Security is to be issued, the Lender shall deliver the Mortgage Note and the other documents required for shipping to the Investor as specified





Washington/Huntoon:6/13/96           - 4 -                        Rev:12/13/95
by the Investor or in the applicable Seller/Servicer Guide with a bailee letter to the Investor who issued the Purchase Commitment for the Pledged Mortgage or to an Approved Custodian for such Investor. If a Mortgage-backed Security is to be issued, the Lender shall deliver the Mortgage Note, the other documents required for shipping and the Delivery Schedule with a bailee letter to FNMA or to an Approved Custodian for FNMA. If Participation Certificates are to be issued, the Lender will retain possession of the original Mortgage Note until the proceeds of the sale of all related Participation Certificates have been received by the Lender.

Upon receipt of a Pledged Security, the Lender will deliver the Pledged Security to the Investor which issued the Purchase Commitment for the Pledged Security. The Pledged Security will be released to the Investor only upon payment of the purchase proceeds to the Lender. Cash proceeds of the sale of a Pledged Mortgage or a Pledged Security shall be applied to the related Advance outstanding under the Commitment. Provided no Default exists, the Lender shall return any excess proceeds of the sale of a Pledged Mortgage or a Pledged Security to the Company, unless otherwise instructed in writing.




                                    - 5 -
Washington/Huntoon:6/13/96                                        Rev:12/13/95

                                                                      SCHEDULE I
                        RESIDENTIAL FUNDING CORPORATION
                          WAREHOUSING LENDING DIVISION

                         Security Delivery Instructions

INSTRUCTIONS MUST BE RECEIVED TWO (2) BUSINESS DAYS IN ADVANCE OF
PICK-UP/DELIVERY


BOOK-ENTRY DATE: ______________________        SETTLEMENT DATE: _____________________________________
ISSUER:________________________________        SECURITY: $___________________________________________
NO. OF CERTIFICATES: __________________        1)__________________________
                                               2)__________________________
                                               3)__________________________

CUSIP #______________
Pool #_______________   MI#______________      Coupon Rate:__________________________________________
Issue Date:(M/D/Y) _______________________      Maturity Date:(M/D/Y)________________________________

POOL TYPE (circle one):

GNMA:            GNMA I         GNMA II
FHLMC:           FIXED          ARM            DISCOUNT NOTE
FNMA:            FIXED          ARM            DISCOUNT NOTE     DEBENTURES        REMIC


-----------------------------------------------------------------------------------------------------

DELIVER TO:_______________________________         (  ) Versus Payment
           _______________________________         DVP AMT. $________________________________________
            _______________________________        (  ) Free Delivery
DELIVER TO:_______________________________         (  ) Versus Payment
            _______________________________        DVP AMT. $________________________________________
            _______________________________        (  ) Free Delivery
DELIVER TO:_______________________________         (  ) Versus Payment
            _______________________________        DVP AMT. $________________________________________
            _______________________________        (  ) Free Delivery

-----------------------------------------------------------------------------------------------------
AUTHORIZED SIGNATURE:________________________________________________________________________________

TITLE:               ________________________________________________________________________________

                                                                EXHIBIT D-MF/FHA


                  PROCEDURES AND DOCUMENTATION FOR WAREHOUSING
             FHA PROJECT LOANS AND FHA CONSTRUCTION MORTGAGE LOANS

                 The following procedures and documentation requirements must be observed in all respects by the Company. All documents must be satisfactory to the Lender in its sole discretion. Terms used below, which are not otherwise defined, shall have the meanings given them in the Agreement. The HUD form numbers referred to herein are for convenience only and the Company shall use the equivalent forms required at the time of delivery of a Pledged Mortgage or a Pledged Security.

I.               AT LEAST THREE (3) BUSINESS DAYS PRIOR TO THE ADVANCE DATE:

                 The Lender must receive a letter signed by the Company providing the following information on the Pledged Mortgage:

                 (1)      Mortgagor's name;
                 (2)      Project name;
                 (3)      Company's case/loan number;
                 (4)      Expected Advance date;
                 (5)      Mortgage Note Amount;
                 (6) Name and address of Company's counsel to be present at closing; and
                 (7) Name and address of title company or settlement attorney and contact person.

II.              AT LEAST ONE (1) BUSINESS DAY PRIOR TO THE ADVANCE DATE:

                 The Lender must receive the following:

                 (1)      Original signed Request for Advance (Exhibit C-MF);
                 (2)      Copy of FHA Firm Commitment to insure;
                 (3) If no Mortgage-backed Security is to be issued, a copy of Purchase Commitment for the Pledged Mortgage;
                 (4)      If a Mortgage-backed Security is to be issued:
                          (a)     Copy of Purchase Commitment for the
                                  Mortgage-backed Security;
                          (b) Copy of Confirmation Notice for Request Additional Commitment Authority from GNMA; and
                          (c) Copy of Confirmation Notice for Request Pool Numbers.
                 (5) If Pledged Mortgage is an FHA Construction Mortgage Loan, then, in addition to (3) and (4) above, a copy of Purchase Commitment for related FHA Project Mortgage Loan or, if a Mortgage-backed Security is to be issued backed by the related FHA Project Mortgage Loan, a copy of the Purchase Commitment for the Mortgage-backed Security;





Washington/Huntoon:6/13/96                                        Rev:12/12/95

                 (6)      If Participation Certificate is to be issued, a copy
                          of Participation and Servicing Agreement;
                 (7)      Original Lender closing instructions letter to the
                          Company's counsel, countersigned by the counsel to be involved with the transaction;
                 (8) Original Lender escrow instructions letter to the title company or the settlement attorney, countersigned by an authorized representative of the title company or the settlement attorney to be involved with the transaction;
                 (9) For FHA Construction Mortgage Loans, a copy of the Application for Insurance of Advance of Mortgage Proceeds (HUD Form 92403) signed by an authorized representative of HUD;
                 (10) Original assignment of the Mortgage to the Lender in recordable form but unrecorded;
                 (11)     Original assignment of the security agreement to the
                          Lender in recordable form but unrecorded;
                 (12)     Original assignment of the UCC financing statements
                          to the Lender in recordable form but unrecorded;
                          and
                 (13)     Check payable to the Lender for the Warehousing
                          Fee, if applicable.

                 Upon receipt of the Company's letter required under Section I above, the Lender will issue its closing instructions letter to the Company's counsel and its escrow instructions letter to the title company or the settlement attorney. The Advance, when wired by the Lender to the title company or the settlement attorney, shall be held in an escrow account of the title company or the settlement attorney and disbursed in accordance with the closing instructions letter of the Company or its counsel when authorized by the Lender in its escrow instructions letter. No Advance will be made by the Lender prior to its receipt of all Collateral Documents required under Section II above.

                 At closing, the title company or the settlement attorney shall take possession on behalf of, and as agent and bailee for the Lender, of (a) the signed Mortgage Note, endorsed by the Company in blank and without recourse, and (b) the title insurance policy.

                 After taking possession of the Mortgage Note and the title insurance policy, the title company or the settlement attorney is authorized to release the Mortgage Note and the title insurance policy to Company's counsel pursuant to a trust receipt signed by the Company's counsel, in a form approved by the Lender. The trust receipt requires the Company's counsel to (a) acknowledge receipt of the Mortgage Note, (b) acknowledge the security interest of the Lender in the Mortgage Note, (c) agree that the Mortgage Note is being delivered to the Company's counsel solely for the purpose of




                                     - 2 -
Washington/Huntoon:6/13/96                                        Rev:12/12/95
                 obtaining HUD's endorsement, and (d) deliver the Mortgage Note, endorsed by HUD, and the title insurance policy directly to the Lender.

                 The title company or the settlement attorney is authorized to disburse the Advance from escrow upon advice of the Company's counsel, which may be telephonic, that the Mortgage Note has been endorsed by HUD.

                 The foregoing arrangements, permitting funding of the Advance when the Mortgage Note has been delivered to a third person on behalf of, and as agent and bailee for the Lender, and before the Mortgage Note is received by the Lender, are for the convenience of the Company. All risk of loss or nondelivery of the Mortgage Note is that of the Company, and the Lender has no liability or responsibility therefor.

III.             ON NEXT BUSINESS DAY FOLLOWING THE ADVANCE DATE:

                 The Lender must receive the following:

                 (1) Original signed Mortgage Note, endorsed by the Company in blank and without recourse and endorsed for insurance by HUD;
                 (2)      Original title insurance policy, which:
                          (a) Contains recording information filled in on the schedules pertaining to the Pledged Mortgage, UCC financing statements and regulatory agreement;
                          (b) Names as insured the "Mortgagee and/or the Secretary of the Department of Housing and Urban Development, and their successors and assigns, as their interests may appear";
                          (c) Shows effective date and time which is on or after the date and time of disbursement of the Advance from escrow; and
                          (d) Sets forth an insured amount which is equal to or greater than the Advance amount.
                 (3) If a Participation Certificate is issued, original Participation Certificate evidencing one hundred percent (100%) of the undivided interests in the pool of Pledged Mortgages;
                 (4) If a Participation Certificate is issued, original signed Stock/Bond Power or equivalent Assignment for the Participation Certificate issued from the Company to the Lender (or from the Investor to the Lender if the Participation Certificate was issued in the name of the Investor).

IV. AS SOON AS POSSIBLE FOLLOWING THE ADVANCE DATE, AND NO LATER THAN ONE (1) BUSINESS DAY PRIOR TO DATE THE INVESTOR OR THE APPROVED CUSTODIAN MUST RECEIVE THE PLEDGED MORTGAGE:




                                     - 3 -
Washington/Huntoon:6/13/96                                        Rev:12/12/95

                 The Lender must receive signed shipping instructions for the delivery of the Pledged Mortgage including the following:

                 (1) Name and address of the Investor or the Approved Custodian to which the Collateral Documents are to be shipped, the desired shipping date and the preferred method of delivery;
                 (2) For delivery of the Participation Certificate, the name and address of the Investor to which the Participation Certificate is to be delivered;
                 (3)      Name of project securing the Pledged Mortgage;
                 (4) Date the Investor or the Approved Custodian must receive the Pledged Mortgage; and
                 (5)      Instructions for endorsement of the Mortgage Note.

                 The Lender exclusively shall deliver the Mortgage Note and other original Collateral Documents evidencing the Pledged Mortgage and related pool documents to an Investor or an Approved Custodian, unless otherwise agreed in writing.

V. IF GNMA MORTGAGE-BACKED SECURITY IS TO BE ISSUED, AS SOON AS POSSIBLE FOLLOWING CLOSING, BUT NO LATER THAN ONE (1) BUSINESS DAYS PRIOR TO SETTLEMENT DATE FOR A PLEDGED SECURITY THE LENDER MUST RECEIVE:

                 (1) The signed original Schedule of Subscribers (HUD Form 11705) instructing GNMA to issue the Mortgage-backed Security in the name of the Company and designating Chemical Bank NY as agent for the Lender, as the subscriber, and to deliver the Pledged Security to the Lender's custody account at Chemical Bank NY (CHEMICAL BANK AS AGENT FOR RESIDENTIAL FUNDING CORPORATION SEG ACCT MANUF/CUST/MR9229490) and bearing the following instructions: "These instructions may not be changed without prior written approval of Residential Funding Corporation, Preston
                          A. Lyvers, Vice President or Patti Erfan, Regional Operations Manager."
                 (2) Completed but not signed Release of Security Interest (HUD Form 11711A) to be signed by the Lender.
                 (3) The signed Securities Delivery Instructions form attached hereto as Schedule I.

Upon instruction by the Company, the Lender shall complete the endorsement of the Mortgage Note. If no GNMA Mortgage-backed Security is to be issued, the Lender shall deliver the Mortgage Note and title insurance policy with a bailee letter to the Investor who issued the Purchase Commitment for the Pledged Mortgage or an Approved Custodian for the Investor. If a GNMA Mortgage-backed Security is to be issued, the Lender shall deliver the Mortgage Note, the title insurance policy, the Release of




                                     - 4 -
Washington/Huntoon:6/13/96                                        Rev:12/12/95

Security Interest, and the Schedule of Subscribers with a bailee letter to an Approved Custodian for GNMA.

Upon receipt of a Pledged Security, the Lender will deliver the Pledged Security to the Investor which issued the Purchase Commitment for the Pledged Security. The Pledged Security will be released to the Investor only upon payment of the purchase proceeds to the Lender. Cash proceeds of the sale of a Pledged Mortgage or a Pledged Security shall be applied to the related Advance outstanding under the Commitment. Provided no Default exists, the Lender shall return any excess proceeds of the sale of a Pledged Mortgage or a Pledged Security to the Company, unless otherwise instructed in writing.

VI.              FOR SUBSEQUENT FHA CONSTRUCTION MORTGAGE LOAN ADVANCES:

                 A. AT LEAST ONE (1) BUSINESS DAY PRIOR TO THE DATE OF THE ADVANCE:

                          The Lender must receive the following:

                          (1)     Original signed Request for Advance (Exhibit
                                   C-MF); and
                          (2) Application for Insurance of Advance of Mortgage Proceeds (HUD Form 92403) signed by authorized representative of HUD.

                 B.       ON THE DAY OF THE ADVANCE:

                          The Lender must receive evidence of title insurance coverage in an amount equal to the amount of the Advance (verbal assurance from the title company to be followed by a copy of the title insurance policy endorsement immediately following closing).

                 C. AS SOON AS POSSIBLE FOLLOWING THE ADVANCE DATE, AND NO LATER THAN ONE (1) BUSINESS DAY PRIOR TO DATE THE INVESTOR OR THE APPROVED CUSTODIAN MUST RECEIVE THE PLEDGED MORTGAGE:

                          FOLLOW SAME INSTRUCTIONS AS SECTION IV ABOVE.

                 D.       IF A GNMA MORTGAGE-BACKED SECURITY IS TO BE ISSUED:

                          FOLLOW SAME INSTRUCTIONS AS SECTION V ABOVE.




                                     - 5 -
Washington/Huntoon:6/13/96                                        Rev:12/12/95

                                                                      SCHEDULE I
                        RESIDENTIAL FUNDING CORPORATION
                          WAREHOUSING LENDING DIVISION

                         Security Delivery Instructions

INSTRUCTIONS MUST BE RECEIVED TWO (2) BUSINESS DAYS IN ADVANCE OF
PICK-UP/DELIVERY


BOOK-ENTRY DATE: ______________________        SETTLEMENT DATE: _____________________________________
ISSUER:________________________________        SECURITY: $___________________________________________
NO. OF CERTIFICATES: __________________        1)__________________________
                                               2)__________________________
                                               3)__________________________

CUSIP #______________
Pool #_______________   MI#______________      Coupon Rate:__________________________________________
Issue Date:(M/D/Y) _______________________      Maturity Date:(M/D/Y)________________________________

POOL TYPE (circle one):

GNMA:            GNMA I         GNMA II
FHLMC:           FIXED          ARM            DISCOUNT NOTE
FNMA:            FIXED          ARM            DISCOUNT NOTE     DEBENTURES        REMIC


-----------------------------------------------------------------------------------------------------

DELIVER TO:_______________________________         (  ) Versus Payment
           _______________________________         DVP AMT. $________________________________________
            _______________________________        (  ) Free Delivery
DELIVER TO:_______________________________         (  ) Versus Payment
            _______________________________        DVP AMT. $________________________________________
            _______________________________        (  ) Free Delivery
DELIVER TO:_______________________________         (  ) Versus Payment
            _______________________________        DVP AMT. $________________________________________
            _______________________________        (  ) Free Delivery

-----------------------------------------------------------------------------------------------------
AUTHORIZED SIGNATURE:________________________________________________________________________________

TITLE:               ________________________________________________________________________________

                                                         EXHIBIT D-SA [OMITTED]
                                                         EXHIBIT E-1  [OMITTED]
                                                         EXHIBIT E-2  [OMITTED]





                                                                     EXHIBIT F-1


                        RESIDENTIAL FUNDING CORPORATION
                        SUBORDINATION OF DEBT AGREEMENT


                                                  _______________________, 19___


To:              Residential Funding Corporation
                 8400 Normandale Lake Blvd., Suite 600
                 Minneapolis, Minnesota  55437
                 (hereinafter referred to as the "Lender")


                 The undersigned (hereinafter referred to as the "Creditor"), creditor of WASHINGTON MORTGAGE FINANCIAL GROUP, LTD., a Delaware corporation (hereinafter referred to as the "Company"), desires that the Lender extend or continue to extend such financial accommodations to the Company as the Company may require and as the Lender may deem proper. For the purpose of inducing the Lender to grant, continue or renew such financial accommodations, and in consideration thereof, the Creditor agrees as follows:

1. That at the present time the Company is indebted to the Creditor in the principal amounts set forth below:

                                                                  PRINCIPAL AMOUNT
                       TYPE OF FACILITY                           OF DEBT FROM THE
                           OR LOAN                                     COMPANY
                 -----------------------------              -------------------------
                 -----------------------------              -------------------------
                 -----------------------------              -------------------------
                 -----------------------------              -------------------------
                 -----------------------------              -------------------------

                 (Notes, if any, are to be delivered to the Lender)

2. That all claims of the Creditor against the Company now or hereafter existing are and shall be at all times subject and subordinate to any and all claims now or hereafter which the Lender may have against the Company (and all extensions, renewals, modifications, replacements and substitutions of or for the same), for so long as any such claim or claims of the Lender shall exist.

3. That the Creditor shall not (a) except to the extent expressly permitted in Section 4 hereof, receive payment of or collect, in whole or in part, or sue upon, any claim or claims now or hereafter existing which the Creditor may hold against the





Washington/Huntoon:6/13/96             1

                 Company; (b) sell, assign, transfer, pledge, hypothecate or encumber such claim or claims except subject expressly to this Agreement; (c) enforce any lien the Creditor may now or in the future have on any debt owing by the Company to the Creditor; and/or (d) join in any petition in bankruptcy, assignment for the benefit of creditors or creditors' agreement, except as directed by the Lender, so long as any claim of the Lender against the Company, or commitment of the Lender to extend credit to the Company, is in existence.

4.               So long as no event described in clauses (a) through (d) of
                 Section 6 below (a "Liquidation Event") shall have occurred and no default shall have occurred in payment or performance of any obligation of the Company to the Lender, regularly scheduled payments of interest and principal on the claims of the Creditor may be made as and when the same become due and payable (it being understood that no prepayment shall be made of such claims and no modification or acceleration, for default or otherwise, of such maturity dates shall be permitted). After the occurrence of a Liquidation Event or of default in payment or performance of any obligation of the Company to the Lender, no interest and no principal payments on the claims of the Creditor shall be made without the prior written consent of the Lender. The subordination of claims of the Creditor hereunder shall remain in effect so long as there shall be outstanding any obligation of the Company to the Lender (for this purpose, the Company shall be deemed obligated to the Lender so long as the Lender shall have outstanding any commitment to make any loan to the Company, whether or not any such loan shall have been made or advanced).

5. In the event that any Creditor receives a payment from the Company in violation of the terms of this Agreement, such Creditor (a) shall hold such money in trust for the benefit of Lender, (b) shall segregate such payment from (and shall not commingle such payment with any of) the other funds of such Creditor, and (c) shall forthwith remit such payment to Lender in the exact form received (but with any necessary endorsement).

6. In case of (a) any assignment by the Company for the benefit of creditors, (b) any bankruptcy proceedings instituted by or against the Company, (c) the appointment of any receiver for the Company's business or assets, or (d) any dissolution or winding up of the affairs of the Company, the Company and any assignee, trustee in bankruptcy, receiver, or other person or persons in charge, are hereby directed to pay to the Lender the full amount of the Lender's claim against the Company before making any payment of principal or interest to the Creditor and the Creditor hereby sells, transfers, sets over and assigns to the Lender all claims the Creditor may now or





Washington/Huntoon:6/13/96             2
                 hereafter have against the Company and in any security therefor, and the proceeds thereof, and all rights to any payments, dividends or other distributions arising therefrom. If the Creditor does not file a proper claim or proof of debt in the form required in such proceeding prior to thirty (30) days before the expiration of the time to file such claim in such proceedings, then the Lender has the right (but no obligation) to do so and is hereby authorized to file an appropriate claim or claims for and on behalf of the Creditor.

7. For violation of this Agreement, the Creditor shall be liable to the Lender for all loss and damage sustained by reason of such breach, and upon any such violation, the Lender may accelerate the maturity of its claims against the Company, at the Lender's option.

8. The Creditor will, at any time and from time to time, promptly execute and deliver all further instruments and documents, and take all further action, that may be reasonably necessary in order to protect any right or interest granted hereby or to enable the Lender to exercise and enforce its rights and remedies hereunder.

9. The Creditor will not amend, extend or in any way modify the terms of its claims against the Company, as such terms exist as of the date of this Agreement, without the prior written consent of the Lender. The Creditor agrees to provide to the Lender, upon the occurrence thereof, notice of the existence of any event of default (however defined or described) under any document or agreement relating to its claims against the Company, or any condition, act or event, which with the giving of notice or the passage of time or both would constitute an event of default (however defined or described) thereunder.

10. All rights and interest of the Lender hereunder, and all agreements and obligations of the Creditor hereunder, shall remain in full force and effect irrespective of:

                          (a) any sale, assignment, pledge, encumbrance or other disposition of the claims of the Lender against the Company (the "Senior Claims") and/or any document or instrument executed in connection therewith;

                          (b) any change in the time, manner or place of payment of, or in any other terms of, all or any of the Senior Claims, or any refinancing thereof, or any other amendment, modification, extension or renewal of or waiver of or any consent to departure from any document or instrument relating thereto, including, without limitation, changes in the terms of the repayment of loan proceeds, modifications, extensions or renewals of payment dates, changes in interest rate or the





Washington/Huntoon:6/13/96             3
                 advancement of additional funds by the Lender in its discretion; or

                          (c) any exchange, release or nonperfection of any collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Senior Claims.

11. This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment or performance of all or any portion of the Senior Claims is rescinded or must otherwise be returned by the Lender or any other party to the documents relating thereto upon the insolvency, bankruptcy or reorganization of any such party or otherwise, all as though such payment had not been made.

12. The Creditor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to this Agreement and any requirement that the Lender protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against the Creditor or any other person or entity or any collateral.

13. No failure on the part of the Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

14. No amendment or waiver of any provision of this Agreement nor consent to any departure by the Creditor therefrom shall in any event be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

15. The Creditor agrees to pay upon demand, to the Lender the amount of any and all expenses, including the reasonable fees and expenses of its counsel and all court costs and other reasonable litigation expenses, including but not limited to expert witness fees, document copying expenses, exhibit preparation costs, and courier, postage and communication expenses, which the Lender may incur in connection with the exercise or enforcement of any of its rights or interest hereunder.

16. All notices, request and demands that may be required or otherwise provided for or contemplated under the terms of this Agreement shall, whether or not so stated, be in writing, and





Washington/Huntoon:6/13/96             4
                 shall be given by any of the following means: (a) personal delivery; (b) reputable overnight courier service; or (c) registered or certified first class mail, return receipt requested. Any notice, request or demand sent pursuant to clause (a) above shall be deemed received upon personal delivery, and if sent pursuant to clause (b) shall be deemed received on the next business day following delivery to the courier service, and if sent pursuant to clause (c) shall be deemed received three (3) days following deposit in the mail.

                 The addresses for notices are as follows:

                 If to the Creditor, addressed to:

                 ----------------------------------
                 ----------------------------------
                 ----------------------------------

                 If to the Lender, addressed to :

                 Residential Funding Corporation
                 4800 Montgomery Lane, Suite 300
                 Bethesda, Maryland  20814
                 Attention: Lisa Carlson, Director
                 Telecopier No.: (301) 215-6288

                 Such addresses may be changed by written notice to the other parties given in the manner provided above.

17. This Agreement shall be governed in all respects by the laws of the State of Minnesota and shall be binding upon and shall inure to the benefit of the Creditor, the Lender and the Company, and their respective heirs, executors, administrators, personal representatives, successors and assigns. This Agreement and any claim or claims of the Lender pursuant hereto may be assigned by the Lender, in whole or in part, at any time, without notice to the Creditor or the Company.


                                             ----------------------------------
                                                         (CREDITOR)





Washington/Huntoon:6/13/96             5

 [THE FOLLOWING ACKNOWLEDGEMENT IS TO BE USED FOR A CORPORATION.]

STATE OF _______________  )
                          ) ss
COUNTY OF ______________  )

                 On _________________, 19___ before me, a Notary Public,
personally appeared ________________________________, the ____________________
of _____________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

                 WITNESS my hand and official seal.


                                             ----------------------------------
                                             Notary Public
(SEAL)                                       My Commission Expires:
                                                                   ------------


[THE FOLLOWING ACKNOWLEDGEMENT IS TO BE USED FOR AN INDIVIDUAL.]

STATE OF _______________  )
                          ) ss
COUNTY OF ______________  )

                 The foregoing instrument was acknowledged before me this _____ day of _________________, 19__, by _____________________________.


                                             ----------------------------------
                                             Notary Public
                                             My Commission Expires:
                                                                   ------------




Washington/Huntoon:6/13/96             6

                      ACCEPTANCE OF SUBORDINATION OF DEBT
                            AGREEMENT BY THE COMPANY



                 The Company named in the Subordination of Debt Agreement set forth hereinbefore, hereby (i) represents and warrants to the Lender that it is presently indebted to the Creditor executing said Subordination of Debt Agreement in the aggregate principal amount of _____________________________ Dollars ($______________________); and (ii) accepts and consents to the Subordination of Debt Agreement, and agrees to be bound by all of the provisions thereof and to recognize all priorities and other rights granted thereby to RESIDENTIAL FUNDING CORPORATION, a Delaware corporation, its successors and assigns, and to perform in accordance therewith.


                                       WASHINGTON MORTGAGE FINANCIAL GROUP,
                                       LTD., a Delaware corporation


                                       By:
                                          --------------------------------

                                       Its:
                                           -------------------------------



Dated:
      ---------------------





Washington/Huntoon:6/13/96             7

                                                                     EXHIBIT F-2


                        RESIDENTIAL FUNDING CORPORATION
                        SUBORDINATION OF DEBT AGREEMENT


                                                  _______________________, 19___


To:              Residential Funding Corporation
                 8400 Normandale Lake Blvd., Suite 600
                 Minneapolis, Minnesota  55437
                 (hereinafter referred to as the "Lender")


                 The undersigned (hereinafter referred to as the "Creditor"), creditor of WMF/HUNTOON, PAIGE ASSOCIATES LIMITED, a Delaware corporation (hereinafter referred to as the "Company"), desires that the Lender extend or continue to extend such financial accommodations to the Company as the Company may require and as the Lender may deem proper. For the purpose of inducing the Lender to grant, continue or renew such financial accommodations, and in consideration thereof, the Creditor agrees as follows:

1. That at the present time the Company is indebted to the Creditor in the principal amounts set forth below:

                                                                     PRINCIPAL AMOUNT
                          TYPE OF FACILITY                           OF DEBT FROM THE
                              OR LOAN                                    COMPANY
                 -----------------------------              -------------------------
                 -----------------------------              -------------------------
                 -----------------------------              -------------------------
                 -----------------------------              -------------------------
                 -----------------------------              -------------------------

                 (Notes, if any, are to be delivered to the Lender)

2. That all claims of the Creditor against the Company now or hereafter existing are and shall be at all times subject and subordinate to any and all claims now or hereafter which the Lender may have against the Company (and all extensions, renewals, modifications, replacements and substitutions of or for the same), for so long as any such claim or claims of the Lender shall exist.

3. That the Creditor shall not (a) except to the extent expressly permitted in Section 4 hereof, receive payment of or collect, in whole or in part, or sue upon, any claim or claims now or hereafter existing which the Creditor may hold against the





Washington/Huntoon:6/13/96             1

                 Company; (b) sell, assign, transfer, pledge, hypothecate or encumber such claim or claims except subject expressly to this Agreement; (c) enforce any lien the Creditor may now or in the future have on any debt owing by the Company to the Creditor; and/or (d) join in any petition in bankruptcy, assignment for the benefit of creditors or creditors' agreement, except as directed by the Lender, so long as any claim of the Lender against the Company, or commitment of the Lender to extend credit to the Company, is in existence.

4.               So long as no event described in clauses (a) through (d) of
                 Section 6 below (a "Liquidation Event") shall have occurred and no default shall have occurred in payment or performance of any obligation of the Company to the Lender, regularly scheduled payments of interest and principal on the claims of the Creditor may be made as and when the same become due and payable (it being understood that no prepayment shall be made of such claims and no modification or acceleration, for default or otherwise, of such maturity dates shall be permitted). After the occurrence of a Liquidation Event or of default in payment or performance of any obligation of the Company to the Lender, no interest and no principal payments on the claims of the Creditor shall be made without the prior written consent of the Lender. The subordination of claims of the Creditor hereunder shall remain in effect so long as there shall be outstanding any obligation of the Company to the Lender (for this purpose, the Company shall be deemed obligated to the Lender so long as the Lender shall have outstanding any commitment to make any loan to the Company, whether or not any such loan shall have been made or advanced).

5. In the event that any Creditor receives a payment from the Company in violation of the terms of this Agreement, such Creditor (a) shall hold such money in trust for the benefit of Lender, (b) shall segregate such payment from (and shall not commingle such payment with any of) the other funds of such Creditor, and (c) shall forthwith remit such payment to Lender in the exact form received (but with any necessary endorsement).

6. In case of (a) any assignment by the Company for the benefit of creditors, (b) any bankruptcy proceedings instituted by or against the Company, (c) the appointment of any receiver for the Company's business or assets, or (d) any dissolution or winding up of the affairs of the Company, the Company and any assignee, trustee in bankruptcy, receiver, or other person or persons in charge, are hereby directed to pay to the Lender the full amount of the Lender's claim against the Company before making any payment of principal or interest to the Creditor and the Creditor hereby sells, transfers, sets over and assigns to the Lender all claims the Creditor may now or





Washington/Huntoon:6/13/96             2
                 hereafter have against the Company and in any security therefor, and the proceeds thereof, and all rights to any payments, dividends or other distributions arising therefrom. If the Creditor does not file a proper claim or proof of debt in the form required in such proceeding prior to thirty (30) days before the expiration of the time to file such claim in such proceedings, then the Lender has the right (but no obligation) to do so and is hereby authorized to file an appropriate claim or claims for and on behalf of the Creditor.

7. For violation of this Agreement, the Creditor shall be liable to the Lender for all loss and damage sustained by reason of such breach, and upon any such violation, the Lender may accelerate the maturity of its claims against the Company, at the Lender's option.

8. The Creditor will, at any time and from time to time, promptly execute and deliver all further instruments and documents, and take all further action, that may be reasonably necessary in order to protect any right or interest granted hereby or to enable the Lender to exercise and enforce its rights and remedies hereunder.

9. The Creditor will not amend, extend or in any way modify the terms of its claims against the Company, as such terms exist as of the date of this Agreement, without the prior written consent of the Lender. The Creditor agrees to provide to the Lender, upon the occurrence thereof, notice of the existence of any event of default (however defined or described) under any document or agreement relating to its claims against the Company, or any condition, act or event, which with the giving of notice or the passage of time or both would constitute an event of default (however defined or described) thereunder.

10. All rights and interest of the Lender hereunder, and all agreements and obligations of the Creditor hereunder, shall remain in full force and effect irrespective of:

                          (a) any sale, assignment, pledge, encumbrance or other disposition of the claims of the Lender against the Company (the "Senior Claims") and/or any document or instrument executed in connection therewith;

                          (b) any change in the time, manner or place of payment of, or in any other terms of, all or any of the Senior Claims, or any refinancing thereof, or any other amendment, modification, extension or renewal of or waiver of or any consent to departure from any document or instrument relating thereto, including, without limitation, changes in the terms of the repayment of loan proceeds, modifications, extensions or renewals of payment dates, changes in interest rate or the





Washington/Huntoon:6/13/96             3
                 advancement of additional funds by the Lender in its discretion; or

                          (c) any exchange, release or nonperfection of any collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Senior Claims.

11. This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment or performance of all or any portion of the Senior Claims is rescinded or must otherwise be returned by the Lender or any other party to the documents relating thereto upon the insolvency, bankruptcy or reorganization of any such party or otherwise, all as though such payment had not been made.

12. The Creditor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to this Agreement and any requirement that the Lender protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against the Creditor or any other person or entity or any collateral.

13. No failure on the part of the Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

14. No amendment or waiver of any provision of this Agreement nor consent to any departure by the Creditor therefrom shall in any event be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

15. The Creditor agrees to pay upon demand, to the Lender the amount of any and all expenses, including the reasonable fees and expenses of its counsel and all court costs and other reasonable litigation expenses, including but not limited to expert witness fees, document copying expenses, exhibit preparation costs, and courier, postage and communication expenses, which the Lender may incur in connection with the exercise or enforcement of any of its rights or interest hereunder.

16. All notices, request and demands that may be required or otherwise provided for or contemplated under the terms of this Agreement shall, whether or not so stated, be in writing, and





Washington/Huntoon:6/13/96             4
                 shall be given by any of the following means: (a) personal delivery; (b) reputable overnight courier service; or (c) registered or certified first class mail, return receipt requested. Any notice, request or demand sent pursuant to clause (a) above shall be deemed received upon personal delivery, and if sent pursuant to clause (b) shall be deemed received on the next business day following delivery to the courier service, and if sent pursuant to clause (c) shall be deemed received three (3) days following deposit in the mail.

                 The addresses for notices are as follows:

                 If to the Creditor, addressed to:

                 ----------------------------------
                 ----------------------------------
                 ----------------------------------

                 If to the Lender, addressed to :

                 Residential Funding Corporation
                 4800 Montgomery Lane, Suite 300
                 Bethesda, Maryland  20814
                 Attention: Lisa Carlson, Director
                 Telecopier No.: (301) 215-6288

                 Such addresses may be changed by written notice to the other parties given in the manner provided above.

17. This Agreement shall be governed in all respects by the laws of the State of Minnesota and shall be binding upon and shall inure to the benefit of the Creditor, the Lender and the Company, and their respective heirs, executors, administrators, personal representatives, successors and assigns. This Agreement and any claim or claims of the Lender pursuant hereto may be assigned by the Lender, in whole or in part, at any time, without notice to the Creditor or the Company.


                                             ---------------------------------
                                                        (CREDITOR)





Washington/Huntoon:6/13/96             5

 [THE FOLLOWING ACKNOWLEDGEMENT IS TO BE USED FOR A CORPORATION.]

STATE OF _______________  )
                          ) ss
COUNTY OF ______________  )

                 On _________________, 19___ before me, a Notary Public,
personally appeared ________________________________, the ____________________
of _____________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

                 WITNESS my hand and official seal.


                                             ----------------------------------
                                              Notary Public
(SEAL)                                        My Commission Expires:
                                                                    -----------

[THE FOLLOWING ACKNOWLEDGEMENT IS TO BE USED FOR AN INDIVIDUAL.]

STATE OF _______________  )
                          ) ss
COUNTY OF ______________  )

                 The foregoing instrument was acknowledged before me this _____ day of _________________, 19__, by _____________________________.


                                             ----------------------------------
                                             Notary Public
                                             My Commission Expires:
                                                                   ------------




Washington/Huntoon:6/13/96             6

                      ACCEPTANCE OF SUBORDINATION OF DEBT
                            AGREEMENT BY THE COMPANY



                 The Company named in the Subordination of Debt Agreement set forth hereinbefore, hereby (i) represents and warrants to the Lender that it is presently indebted to the Creditor executing said Subordination of Debt Agreement in the aggregate principal amount of _____________________________ Dollars ($______________________); and (ii) accepts and consents to the Subordination of Debt Agreement, and agrees to be bound by all of the provisions thereof and to recognize all priorities and other rights granted thereby to RESIDENTIAL FUNDING CORPORATION, a Delaware corporation, its successors and assigns, and to perform in accordance therewith.


                                       WMF/HUNTOON, PAIGE ASSOCIATES
                                       LIMITED, a Delaware corporation


                                       By:
                                          ------------------------------------

                                       Its:
                                           -----------------------------------


Dated:
      --------------------------------------





Washington/Huntoon:6/13/96             7

                                                                       EXHIBIT G


                                  SUBSIDIARIES

                                                                                          STATES
                                                                                          QUALIFIED
                                                                                          TO DO
NAME                                                             INCORPORATED             BUSINESS               OWNED (%)
----                                                             ------------             ---------              ---------
WASHINGTON MORTGAGE FINANCIAL GROUP, LTD.
-----------------------------------------

WMF/Huntoon, Paige Associates Limited                            DE 08/08/79              CA, VA, NJ             100%
Sheffield Acquisition Corp.                                      TN 10/07/92              Inactive               100%
Vienna Mortgage Corporation                                      VA 06/06/84              Inactive               100%

WMF/HUNTOON, PAIGE ASSOCIATED LIMITED
-------------------------------------

None

                                                                       EXHIBIT H





                           FORM OF OPINION OF COUNSEL


Residential Funding Corporation
Attention: Sandra L. Oakes
8400 Normandale Lake Blvd., Suite 600
Minneapolis, Minnesota  55437


Re: $150,000,000 Loan (the "Loan") under Credit and Security Agreement (the "Agreement") by and between RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender") and WASHINGTON MORTGAGE FINANCIAL GROUP, LTD., a Delaware corporation ("Washington"), and WMF/HUNTOON, PAIGE ASSOCIATES LIMITED, a Delaware corporation ("Huntoon") (hereinafter collectively referred to as the "Borrowers") and secured by the "Collateral" (as defined in the Agreement).

Gentlemen:

                 We are special counsel to the Borrowers in connection with the Loan. As counsel, we have prepared and/or examined the following documents:

1. Executed copy of the Warehousing Promissory Note, dated June 14, 1996, made by the Borrowers payable to the order of the Lender, in the principal amount of One Hundred Fifty Million Dollars ($150,000,000).

2. Executed copy of the Term Loan Promissory Note, dated June 14, 1996, made by the Borrowers payable to the order of the Lender, in the principal amount of Ten Million Dollars ($10,000,000).

3. Executed copy of the Servicing Facility Promissory Note, dated June 14, 1996, made by the Borrowers payable to the order of the Lender, in the principal amount of Ten Million Dollars ($10,000,000).

4. Executed copy of the Credit and Security Agreement by and between the Borrowers and the Lender, dated June 14, 1996 (the "Agreement").

5. Undated UCC Financing Statements perfecting a security interest in collateral, tangible and intangible.

6. The Articles of Incorporation of Washington, together with amendments thereto, as certified by the Secretary of State of the State of Delaware.





Washington/Huntoon:6/13/96             1

7. The Bylaws of Washington, as certified on __________________________, 19____ by the Secretary of
                 Washington as then being complete, accurate and in effect.

8. Resolutions of the Board of Directors of Washington, adopted at a meeting held on ____________________, 19_____, as certified by the Secretary of Washington on _________________________, 19_____ as then being complete, accurate and in effect, authorizing the borrowing of the Loan and the execution and delivery of and performance under the Agreement.

9. Certificate of Good Standing for Washington, dated ______________________, 19_____, issued by the Secretary of
                 State of the State of Delaware.(1)

10. The Articles of Incorporation of Huntoon, together with amendments thereto, as certified by the Secretary of State of the State of Delaware.

11.              The Bylaws of Huntoon, as certified on
                 __________________________, 19____ by the Secretary of Huntoon
                 as then being complete, accurate and in effect.

12. Resolutions of the Board of Directors of Huntoon, adopted at a meeting held on ____________________, 19_____, as certified by the Secretary of Huntoon on __________________________, 19____
                 as then being complete, accurate and in effect, authorizing the borrowing of the Loan and the execution and delivery of and performance under the Agreement.

13.              Certificate of Good Standing for Huntoon, dated
                 ______________________, 19_____, issued by the Secretary of
                 State of the State of Delaware.(2)

                 The above enumerated items, numbered 1, 2 and 3 are collectively referred to as the "Loan Documents."

                 The opinions which follow are subject to the following assumptions, limitations and qualifications:





---------------------

     (1)A certificate of good standing, dated as of a date within ninety (90) days of the date of the Agreement, for the state where the Company is incorporated and for each state where the Company is transacting business as a foreign corporation should be listed.

     (2)A certificate of good standing, dated as of a date within ninety (90) days of the date of the Agreement, for the state where the Company is incorporated and for each state where the Company is transacting business as a foreign corporation should be listed.

Washington/Huntoon:6/13/96             2

A. We have assumed the genuineness of all signatures, other than of the Borrowers, the authenticity of all documents submitted to us as originals, and the conformity with the original documents of all documents submitted to us as reproduced copies, and the authenticity of all such latter documents.

B. We have assumed the organization, existence, good standing and capacity of all persons and entities other than the Borrowers, and that such parties, other than the Borrowers, have the right, power and authority to execute and deliver the Loan Documents and to perform thereunder.

C. We have assumed that the Lender's obligations under the Agreement are within the powers of the Lender and have been duly and validly authorized and that the Agreement has been duly executed and validly delivered by the Lender.

D. As to various questions of fact material to this opinion, we have made such factual inquiries of the Borrowers, and have examined such other documents and made such examinations of applicable laws, as we have deemed necessary for purposes of the opinions expressed herein. However, where we state that a matter is to the best of our knowledge, we have relied upon the written statements of the officers of the Borrowers, with no inquiry as to the facts other than as necessary to establish that such reliance was reasonable on our part.

                 Based upon such examinations and investigations, and such other investigations and examinations as we have deemed necessary for the purposes of the opinions expressed herein, and subject to the assumptions stated above in paragraphs A through D, inclusive, and in our capacity as special counsel for the Borrowers, we are of the opinion that:

                 [OPINIONS CONCERNING WASHINGTON]

1. Washington is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated and has the full legal power and authority to own its property and to carry on its business as currently conducted.

2. Washington is duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions where the ownership of its property or the conduct of its business makes such qualification necessary.

3. Washington has the power and authority to execute, deliver and perform the Loan Documents. The execution, delivery and performance of the Loan Documents by Washington, including without limitation, the borrowings under the Agreement and the





Washington/Huntoon:6/13/96             3
                 pledge of the Collateral, have been duly and validly authorized by all necessary actions on the part of Washington.

4. The Loan Documents have been duly executed and delivered by Washington. The Loan Documents constitute the legal, valid and binding obligations of Washington and are enforceable in accordance with their respective terms against Washington, except that enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting the rights of creditors, and general principles of equity.

5. Washington is not an "investment company" or "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                 [OPINIONS CONCERNING HUNTOON]

6. Huntoon is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated and has the full legal power and authority to own its property and to carry on its business as currently conducted.

7. Huntoon is duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions where the ownership of its property or the conduct of its business makes such qualification necessary.

8. Huntoon has the power and authority to execute, deliver and perform the Loan Documents. The execution, delivery and performance of the Loan Documents by Huntoon, including without limitation, the borrowings under the Agreement and the pledge of the Collateral, have been duly and validly authorized by all necessary actions on the part of Huntoon.

9. The Loan Documents have been duly executed and delivered by Huntoon. The Loan Documents constitute the legal, valid and binding obligations of Huntoon and are enforceable in accordance with their respective terms against Huntoon, except that enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting the rights of creditors, and general principles of equity.

10. Huntoon is not an "investment company" or "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                 [OPINIONS CONCERNING BOTH BORROWERS]

11. Upon delivery to the Lender of those items of Collateral consisting of promissory notes secured by mortgages or deeds





Washington/Huntoon:6/13/96             4
                 of trust ("Pledged Mortgages") or mortgage-backed securities ("Pledged Securities"), or in the case of Pledged Securities issued in book-entry form or issued in certificated form and delivered to a clearing corporation (as such term is defined in the Uniform Commercial Code) or its nominee, upon (a) registration of such Pledged Securities in the name of a financial intermediary (as such term is defined in the Uniform Commercial Code) in an account containing only customer securities, (b) the notation of Lender's security interest in such Pledged Securities on the records of such financial intermediary, by book entry or otherwise, and (c) the sending by such financial intermediary to the Lender of confirmation of such notation, the Lender will have a valid and perfected first security interest therein. We assume, in giving this opinion, that such items of Collateral will be owned by one of the Borrowers and that, at the time the Lender's security interest is noted on the records of any financial intermediary, such Pledged Securities will be free of any interest created through the Federal Reserve Bank, clearing corporation and/or financial intermediary. With respect to Pledged Mortgages, the laws of certain jurisdictions may require the recordation of an assignment of such deeds of trust or mortgages in order to perfect a security interest in the deed of trust or mortgage (as opposed to the notes secured thereby). If the Lender does not record its assignment of deeds of trust or mortgages in such jurisdictions, we express no opinion as to the Lender's perfected security interest in such deeds of trust and mortgages (as opposed to the notes secured thereby) constituting part of the Collateral.

12. The execution, delivery and performance by the Borrowers of the Loan Documents will not (i) conflict with or violate any provision of the Articles of Incorporation or By-laws of either Borrower; (ii) require any license, approval or other action by any governmental authority that has not been obtained; (iii) to the best of our knowledge, result in the creation of any lien, charge or encumbrance upon any property or assets of either Borrower other than in favor of the Lender; (iv) to the best of our knowledge, result in a violation or breach of any term or provision, constitute a default under, or result in or require the acceleration of any indebtedness of either Borrower pursuant to, any agreement or other instrument to which either Borrower may be bound or to which Huntoon or any of its property may be subject; or (v) result in any violation of the provisions of any law or any order of any court or, to the best of our knowledge, any governmental agency, to which either Borrower may be bound or to which either Borrower or any of its property may be subject.

13. To the best of our knowledge, there are no actions, suits, or proceedings pending or threatened against or affecting either





Washington/Huntoon:6/13/96             5

                 Borrower, in any court or before any arbitrator or governmental authority which, if adversely determined, may reasonably be expected to result in any material and adverse change in the business, operations, assets or financial condition of Huntoon as a whole.

14. The making of the Advances as contemplated by the Agreement will not violate Regulation G of the Board of Governors of the Federal Reserve System.

                 This opinion may be relied upon by you and your successors and assigns and by any participant in the Loan.

                 All capitalized terms used herein, not otherwise defined herein, shall have the meanings given such terms in the Agreement.

                               Very truly yours,


                               ------------------------------------

                               By:
                                  ---------------------------------



Washington/Huntoon:6/13/96             6

                                                                   EXHIBIT I-MF

                             OFFICER'S CERTIFICATE


         Reference is made to that certain Credit and Security Agreement between WASHINGTON MORTGAGE FINANCIAL GROUP, LTD., a Delaware corporation ("Washington"), and WMF/HUNTOON, PAIGE ASSOCIATES LIMITED, a Delaware corporation ("Huntoon," Washington and Huntoon are hereinafter collectively referred to as the "Borrowers"), and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender"), dated as of June 14, 1996 (as the same may be amended, modified, supplemented, renewed or restated from time to time, the "Agreement"). All capitalized terms used herein and all Section numbers given herein refer to those terms and Sections set forth in the Agreement. This Officer's Certificate is submitted to the Lender pursuant to Section 6.2(c) of the Agreement.

         The undersigned hereby certifies to the Lender that as of the close of business on ____________, 19__ ("Statement Date",) and with respect to the Borrowers and their Subsidiaries on a consolidated basis:

1. As illustrated in the attached calculations supporting this Officer's Certificate, the Borrowers met the covenants set forth in Sections 7.6, 7.7, 7.8, 7.9, 7.10, 7.11, 7.12, and
         7.13, or if the Borrowers did not meet any of such covenants, a detailed explanation is attached setting forth the nature and period of the existence of the Default and the action the Borrowers have taken, are taking, and propose to take with respect thereto.

2. No Servicing Contracts have been sold or pledged by the Borrowers except as permitted under the terms of the Agreement.

3. No payments in advance of the scheduled maturity date have been made with respect to any Subordinated Debt. The Borrowers have incurred no Debt required to be subordinated pursuant to Section 6.10.

4. The Borrowers were in compliance with the applicable HUD, GNMA, and Investor net worth requirements, and in good standing with VA, HUD, GNMA, and each Investor.

5. I have reviewed the terms of the Agreement and have made, or caused to be made under my supervision, a review in reasonable detail of the transactions and conditions of the Borrowers (and, if applicable, their Subsidiaries) and such review has not disclosed the existence, and I have no knowledge of the existence, of any Default or Event of Default, or if any

Washington/Huntoon:6/13/96
                                       1

         Default or Event of Default existed or exists, a detailed explanation is attached specifying the nature and period of the existence of the Default and the action the Borrowers have taken, are taking and propose to take with respect thereto.

6. Pursuant to Section 6.2 of the Agreement, enclosed are the financial statements of the Borrowers as of the Statement Date. The financial statements for the period ending on the Statement Date fairly present the financial condition and results of operations of the Borrowers (and, if applicable, its Subsidiaries) as at the Statement Date.

Dated:
      --------------------------------------


                                      WASHINGTON MORTGAGE FINANCIAL GROUP,
                                      LTD., a Delaware corporation


                                      By:
                                         ----------------------------------

                                      Its:
                                          ---------------------------------

                                      WMF/HUNTOON, PAIGE ASSOCIATES
                                      LIMITED, a Delaware corporation


                                      By:
                                         ----------------------------------

                                      Its:
                                          ---------------------------------


Washington/Huntoon:6/13/96
                                       2

                 CALCULATIONS SUPPORTING OFFICER'S CERTIFICATE

Borrowers Names: WASHINGTON MORTGAGE FINANCIAL GROUP, LTD. and
                 WMF/HUNTOON, PAIGE ASSOCIATES LIMITED and its
                 Subsidiaries

Statement Date:

All financial calculations set forth herein are as of the Statement Date.

I.       TANGIBLE NET WORTH

                  Tangible Net Worth of Washington is:

                  Excess of total assets over total liabilities:               $_________
                  Plus:   Loan loss reserves:                                  $_________
                  Plus:   Subordinated Debt not due within one year
                          of the Statement Date (or any portion
                          thereof):                                            $_________
                  Minus:  Advances to owners, officers or
                          Affiliates:                                          $_________
                  Minus:  Investments in Affiliates:                           $_________
                  Minus:  Assets pledged to secure liabilities
                          not included in Debt:                                $_________
                  Minus:  Intangible assets:                                   $_________
                  Minus:  Any other HUD nonacceptable assets:                  $_________
                  Minus:  Other assets unacceptable to the
                          Lender:                                              $_________

                  TANGIBLE NET WORTH                                           $_________

II.      ADJUSTED TANGIBLE NET WORTH

         A.       Adjusted Tangible Net Worth of Washington is:

                  Tangible Net Worth (from IA above)                           $_________
                  Minus: Capitalized excess servicing fees:                    $_________
                  Minus: Capitalized servicing rights:                         $_________
                  Plus:  Deferred taxes arising from capitalized
                         excess servicing fees and capitalized
                         servicing rights:                                     $_________
                  Plus:  .005 times Adjusted Servicing Portfolio
                         (from IIIA below):                                    $_________

                  ADJUSTED TANGIBLE NET WORTH                                  $_________
         B.       Requirements of Section 7.7 of the Agreement:

                  MINIMUM ADJUSTED TANGIBLE NET WORTH OF $15,000,000.

         C.       COVENANT SATISFIED:______ COVENANT NOT SATISFIED: ______


Washington/Huntoon:6/13/96
                                       3

III.     ADJUSTED SERVICING PORTFOLIO

         A.       Adjusted Servicing Portfolio of the Borrowers is:

                  Servicing Portfolio owned by the Borrowers is:                $_________
                  Minus: The unpaid principal balance of Mortgage Loans:
                         Past due 60 days or more:                              $_________
                         That are Commercial, FNMA DUS,
                         or FHA co-insured:                                     $_________
                         Sold with recourse:                                    $_________
                         For which the Servicing Contracts
                         are pledged:                                           $_________
                         Serviced by Borrowers for others under
                         subservicing arrangements:                             $_________

                  ADJUSTED SERVICING PORTFOLIO                                  $_________

         B.       Requirements of Section 7.10 of the Agreement:

                  ADJUSTED SERVICING PORTFOLIO OF $3,000,000,000.

         C.       COVENANT SATISFIED:______   COVENANT NOT SATISFIED:______

IV.      DEBT OF THE BORROWERS

         Total liabilities                                                      $_________
                  Minus:   Loan loss reserves:                                  $_________
                           of the Statement Date (or any portion
                           thereof):                                            $_________
                  Minus:   Deferred taxes arising from capitalized
                           excess servicing fees and capitalized
                           servicing rights:                                    $_________

                  DEBT                                                          $_________

V.       RATIO OF DEBT TO ADJUSTED TANGIBLE NET WORTH

         A.       The ratio of Debt to Adjusted Tangible Net Worth (IV to
                  II.A) is:                                                     ________to 1
         B.       Requirements of Section 7.6 of the Agreement:

                  The ratio of Debt to Adjusted Tangible Net Worth shall not exceed 15 to 1.

         C.       COVENANT SATISFIED:_____  COVENANT NOT SATISFIED:_____

VI. LIQUID ASSETS OF THE BORROWERS

         Cash                                                                   $_________
         Plus:  Funds on deposit in any United States bank                      $_________

Washington/Huntoon:6/13/96
                                       4

         Plus:  Investment grade commercial paper                               $_________
         Plus:  Money market funds                                              $_________
         Plus:  Marketable securities                                           $_________

         Plus:  Mortgage Loans and Mortgage-backed Securities
                held for sale                                                   $_________
         Minus: Outstanding liabilities secured by Mortgage Loans
                and Mortgage-backed Securities held for sale                    $_________

         LIQUID ASSETS                                                          $_________

VII.     LIQUIDITY

         A.       The ratio of Liquid Assets to Adjusted Tangible Net Worth
                  (V to II) is:                                                 ________to 1
         B.       Requirements of Section 7.8 of the Agreement:

                  The ratio of Liquid Assets to Adjusted Tangible Net Worth shall not be less than twenty-five percent (25%).

         C.       COVENANT SATISFIED:_____   COVENANT NOT SATISFIED:_____

VIII. MAXIMUM PASS-THROUGHS

          A.      The aggregate cumulative outstanding amount of advances to or on behalf of defaulting mortgagors paid or required to have been paid by the Borrowers on Mortgage Loans and
                  Mortgage-backed Securities ("Pass-throughs") is:
                                                                                 $_________

          B.      The ratio of Pass-throughs to Adjusted Tangible Net Worth
                  (VII.A to II.A) is:                                            __________to 1
          C.      Requirements of Section 7.9 of the Agreement:

                  The ratio of Pass-throughs to Adjusted Tangible Net Worth shall not exceed thirty-five percent (35%).

          D.      COVENANT SATISFIED:______  COVENANT NOT SATISFIED:_____

IX.      DEBT SERVICE COVERAGE RATIO

         A.       Net income for the previous four quarters:                     $_________
                  Plus:    Income tax expenses:                                  $_________
                  Minus:   Income taxes paid:                                    $_________
                  Plus:    Depreciation, amortization and other non-cash
                           deductions:                                           $_________
                  Minus:   Non-cash revenue:                                     $_________
                  Minus:   Dividends and distributions:                          $_________
                  Plus:    Term Loan/Servicing Facility interest
                           expenses:                                             $_________

                  FUNDS FROM OPERATIONS                                          $_________


Washington/Huntoon:6/13/96
                                       5

         B.       Scheduled Term Loan/Servicing Facility principal payment
                  (following four quarters):                                    $_________
                  Plus:  Term Loan/Servicing Facility interest expenses
                  (previous four quarters):
                                                                                $_________
                  Annual debt payments                                          $_________

         C.       The ratio of XA to XB is:                                     __________to 1.00

         D.       Requirements of Section 7.11 of the Agreement:

                  Permit the Debt Service Coverage Ratio, measured as of the first day of any fiscal quarter, to be less than 1.50 to 1.00.

         E.       COVENANT SATISFIED:______  COVENANT NOT SATISFIED: ______

X.       DELINQUENCY RATIO

         A. Unpaid Principal Balance of Mortgage Loans Serviced that are:

                  30 or more days past due:                                     $_________
                  Foreclosure:                                                  $_________
                  In Bankruptcy:                                                $_________

                  TOTAL                                                         $_________

         B.       Unpaid Principal Balance of all Mortgage Loans Serviced
                  by Borrowers:                                                 $_________

         C.       The ratio of XIA to XIB (expressed as a percentage):          __________%

         D.       Requirements of Section 7.12 of the Agreement:

                  The Delinquency Ratio shall not exceed 10%.

         E.       COVENANT SATISFIED:_____   COVENANT NOT SATISFIED:_____

XI.      TRANSACTIONS WITH AFFILIATES

         A.       Loans, advances, and extensions of credit made by the
                  Borrowers to their Affiliates total:                          $_________

         B.       Capital contributions made by the Borrowers to their
                  Affiliates total:                                             $_________

         C.       Management fees paid to Affiliates during the current
                  fiscal year total:                                            $_________

         D.       Transfers, sales, pledges, assignments or other
                  dispositions of assets made by the Borrowers to their
                  Affiliates total:                                             $_________


Washington/Huntoon:6/13/96
                                       6

         E.       Requirements of Section 7.13 of the Agreement:

                  1. No loans, advances or extensions of credit shall be made by the Borrowers to Affiliates.

                  COVENANT SATISFIED:_____    COVENANT NOT SATISFIED:_____

                  2. No capital contributions shall be made by the Borrowers to any Affiliate.

                  COVENANT SATISFIED:_____    COVENANT NOT SATISFIED:_____

                  3. No transfers, sales, pledges assignments or other dispositions of assets by the Borrowers to Affiliates.

                  COVENANT SATISFIED:_____    COVENANT NOT SATISFIED:_____

                  4. No Management fees shall be paid by the Borrowers to Affiliates.

                  COVENANT SATISFIED:_____    COVENANT NOT SATISFIED:_____


Washington/Huntoon:6/13/96

                                                                       EXHIBIT J


                      SCHEDULE OF EXISTING LINES OF CREDIT

LENDER NAME                                         COMMITMENT AMOUNT                   EXPIRATION DATE
-----------                                         -----------------                   ---------------
Residential Funding Corporation                         $80 million                     5/31/96

Residential Funding Corporation                         $10 million                     6/96

NationsBank                                             $15 million                     5/31/96

Sequoia National Bank                                   $500,000                        4/01/97

                                                                    EXHIBIT K-1

                             FORM FOR FUNDING BANK
                                LETTER AGREEMENT
                          (Letterhead of the Company)


                                                                  June 14, 1996


The First National Bank of Chicago
One North State Street
Chicago, IL  60602

Gentlemen:

         The undersigned, WASHINGTON MORTGAGE FINANCIAL GROUP, LTD. (the "Company"), hereby authorizes The First National Bank of Chicago (the "Funding Bank") to permit Residential Funding Corporation (the "Lender") to debit and access information on the Company's accounts held by the Funding Bank as outlined below. The Company hereby directs and authorizes the Funding Bank to follow the directions of the Lender in debiting such accounts.

         The Company authorizes the Lender to access account information from time to time for the Company's operating account no.________________________ (the "Operating Account") for the purpose of verifying balance information. In addition, the Company requests that the Lender, and the Company hereby authorizes the Lender, to debit the Operating Account to the extent necessary to cover (a) wires to be initiated by the Lender in accordance with the Company's instructions as set forth in the Request for Advance for the purposes permitted in the Credit and Security Agreement (the "Agreement") by and between the Company and the Lender; and (b) for amounts due and owing to the Lender, including but not limited to principal, interest and fees.

         Upon the termination or expiration of the Agreement, the Company hereby authorizes the Lender to close the Operating Account and any other accounts which have been established by the Company and the Lender to facilitate transactions under the Agreement, and the Company directs the Funding Bank to follow the directions of the Lender in closing such accounts. The Company hereby directs and authorizes the Funding Bank to follow all of the foregoing instructions of the Lender.

                                       Very truly yours,

                                       WASHINGTON MORTGAGE FINANCIAL GROUP,
                                       LTD., a Delaware corporation


                                       By:
                                          ------------------------------------

                                       Its:
                                           -----------------------------------


ACKNOWLEDGED AND AGREED THIS
_______DAY OF_____________, 19___.

THE FIRST NATIONAL BANK OF CHICAGO


By:
   ------------------------------------

Its:
    -----------------------------------


Washington/Huntoon:6/13/96

                                                                    EXHIBIT K-2

                             FORM FOR FUNDING BANK
                                LETTER AGREEMENT
                          (Letterhead of the Company)


                                                                  June 14, 1996


The First National Bank of Chicago
One North State Street
Chicago, IL  60602

Gentlemen:

         The undersigned, WMF/HUNTOON, PAIGE ASSOCIATES LIMITED (the "Company"), hereby authorizes The First National Bank of Chicago (the "Funding Bank") to permit Residential Funding Corporation (the "Lender") to debit and access information on the Company's accounts held by the Funding Bank as outlined below. The Company hereby directs and authorizes the Funding Bank to follow the directions of the Lender in debiting such accounts.

         The Company authorizes the Lender to access account information from time to time for the Company's operating account no.______________________ (the "Operating Account") for the purpose of verifying balance information. In addition, the Company requests that the Lender, and the Company hereby authorizes the Lender, to debit the Operating Account to the extent necessary to cover (a) wires to be initiated by the Lender in accordance with the Company's instructions as set forth in the Request for Advance for the purposes permitted in the Credit and Security Agreement (the "Agreement") by and between the Company and the Lender; and (b) for amounts due and owing to the Lender, including but not limited to principal, interest and fees.

         Upon the termination or expiration of the Agreement, the Company hereby authorizes the Lender to close the Operating Account and any other accounts which have been established by the Company and the Lender to facilitate transactions under the Agreement, and the Company directs the Funding Bank to follow the directions of the Lender in closing such accounts. The Company hereby directs and authorizes the Funding Bank to follow all of the foregoing instructions of the Lender.

                                       Very truly yours,

                                       WMF/HUNTOON, PAIGE ASSOCIATES
                                       LIMITED, a Delaware corporation


                                       By:
                                          ------------------------------------

                                       Its:
                                           -----------------------------------



ACKNOWLEDGED AND AGREED THIS
_______DAY OF_____________, 19___.


THE FIRST NATIONAL BANK OF CHICAGO

By:
   ------------------------------------

Its:
    -----------------------------------


Washington/Huntoon:6/13/96

                                                                      EXHIBIT L

                        TERMS OF GUARANTEED OBLIGATIONS

         Each Borrower hereby agrees to the following terms with respect to Advances made by the Lender to the other Borrower:

         1. Each Borrower irrevocably, unconditionally and absolutely guarantees to the Lender the due and prompt payment, and not just the collectibility, of the principal of, and interest, fees and late charges and all other indebtedness, if any, on the Advances made to the other Borrower when due, whether at maturity, by acceleration or otherwise all at the times and places and at the rates described in, and otherwise according to the terms of the Notes and the Agreement, whether now existing or hereafter created or arising.

         2. Each Borrower further hereby irrevocably, unconditionally and absolutely guarantees to the Lender the due and prompt performance by the other Borrower of all duties, agreements and obligations of the other Borrower contained in the Notes and the Agreement, and the due and prompt payment of all costs and expenses incurred, including, without limitation, attorneys' fees, court costs and all other litigation expenses (including but not limited to expert witness fees, exhibit preparation, and courier, postage, communication and document copying expenses), in enforcing the payment and performance of the Notes and the Agreement from the other Borrower (the payment and performance of the items set forth in Paragraphs 1 and 2 of this Exhibit M are collectively referred to as the ("Other Borrower Debt").

         3. In the event the other Borrower shall at any time fail to pay the Lender any Other Borrower Debt when due, whether by acceleration or otherwise, each Borrower promises to pay such amount to the Lender forthwith, together with all collection costs and expenses, including, without limitation, attorneys' fees, court costs and all other litigation expenses (including but not limited to expert witness fees, exhibit preparation, and courier, postage, communication and document copying expenses).

         4. Each Borrower does hereby (a) agree to any modifications of any terms or conditions of any Other Borrower Debt and/or to any extensions or renewals of time of payment or performance by the other Borrower; (b) agree that it shall not be necessary for the Lender to resort to legal remedies against the other Borrower, nor to take any action against any other Person obligated (an "Obligor") on or against any collateral for payment or performance of the Other Borrower Debt before proceeding against such Borrower;
(c) agree that no release of the other Borrower or any other guarantor or Obligor, or of any collateral, for the Other Borrower Debt, whether by operation of law or by any act of the Lender, with or without notice to such Borrower, shall release such Borrower;

Washington/Huntoon:6/13/96
and (d) waive notice of demand, dishonor, notice of dishonor, protest, and notice of protest and waive, to the extent permitted by law, all benefit of valuation, appraisement, and exemptions under the laws of the State of Minnesota or any other state or territory of the United States.

         5. The obligations of each Borrower for the Other Borrower Debt shall be primary, absolute and unconditional, and shall remain in full force and effect without regard to, and shall not be impaired or affected by: (a) the genuineness, validity, regularity or enforceability of, or any amendment or change in the Agreement or the Notes, or any change in or extension of the manner, place or terms of payment of, all or any portion of the Other Borrower Debt; (b) the taking or failure to take any action to enforce the Agreement or the Notes, or the exercise or failure to exercise any remedy, power or privilege contained therein or available at law or otherwise, or the waiver by the Lender of any provisions of the Agreement or the Notes; (c) any impairment, modification, change, release or limitation in any manner of the liability of the other Borrower or its estate in bankruptcy, or of any remedy for the enforcement of the other Borrower's liability, resulting from the operation of any present or future provision of the bankruptcy laws or any other statute or regulation, or the dissolution, bankruptcy, insolvency, or reorganization of the other Borrower; (d) the merger or consolidation of the other Borrower, or any sale or transfer by the other Borrower of all or part of its assets or property; (e) any claim such Borrower may have against the other Borrower or any other Obligor, including any claim of contribution; (f) the release, in whole or in part, of any other guarantor (if more than one), the other Borrower or any other Obligor; (g) any other action or circumstance which (with or without notice to or knowledge of such Borrower) might in any manner or to any extent vary the risks of such Borrower or otherwise constitute a legal or equitable discharge or defense, it being understood and agreed by each Borrower that its obligations for the Other Borrower Debt shall not be discharged except by the full payment and performance of the Other Borrower Debt.

         6. The Lender shall have the right to determine how, when and what application of payments and credits, if any, whether derived from either Borrower or from any other source, shall be made on the Obligations and any other indebtedness owed by either Borrower and/or any other Obligor to the Lender; provided, that no payments made by either Borrower to the Lender shall be applied to any Obligations or other indebtedness not then due and payable.

         7. The obligations of each Borrower hereunder shall continue to be effective, or be automatically reinstated, as the case may be, if at any time the performance or the payment, as the case may be, in whole or in part, of any of the Other Borrower Debt is rescinded or must otherwise be restored or returned by the Lender

Washington/Huntoon:6/13/96

(as a preference, fraudulent conveyance or otherwise) upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of either Borrower or any other person or upon or as a result of the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to either Borrower or any other Person, or any substantial part of its property, or otherwise, all as though such payments had not been made. If an Event of Default shall at any time have occurred and be continuing or shall exist and declaration of default or acceleration under or with respect to the Other Borrower Debt shall at such time be prevented by reason of the pendency against either Borrower or any other Person of a case or proceeding under a bankruptcy or insolvency law, each Borrower agrees that its obligations for the Other Borrower Debt shall be deemed to have been declared in default or accelerated with the same effect as if such obligations had been declared in default and accelerated in accordance with their respective terms and each Borrower shall forthwith perform or pay, as the case may be, as required hereunder in accordance with the terms hereunder without further notice or demand.

         8. Each Borrower hereby irrevocably waives any claim or other rights that he may now or hereafter acquire against other Borrower that arises from the existence, payment, performance or enforcement of such Borrower's obligations for the Other Borrower Debt, including any right of subrogation, reimbursement, exoneration or indemnification, any right to participate in any claim or remedy of the Lender against the other Borrower or any collateral that the Lender now has or hereafter acquires, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including the right to take or receive from the other Borrower directly or indirectly, in cash or other property or by set-off or in any manner, payment or security on account of such claim or other rights. If any amount shall be paid to either Borrower in violation of the preceding sentence and the Other Borrower Debt shall not have been paid and performed in full, such amount shall be deemed to have been paid to such Borrower for the benefit of, and held in trust for, the Lender and shall forthwith be paid to the Lender to be credited and applied to the Other Borrower Debt, whether matured or unmatured. Notwithstanding the blanket waiver of subrogation rights as set forth above, each Borrower hereby specifically acknowledges that any subrogation rights which it may have against the other Borrower or any collateral that the Lender now has or hereafter acquires may be destroyed by a nonjudicial foreclosure of the collateral. This may give such Borrower a defense to a deficiency judgment against it. Such Borrower hereby irrevocably waives such defense. Each Borrower acknowledges that it will receive direct and indirect benefits from the arrangements contemplated by the Agreement and the Notes and that the waivers set forth in this Section are knowingly made in contemplation of such benefits.

Washington/Huntoon:6/13/96

         9. No postponement or delay on the part of the Lender in the enforcement of any right with respect to the Obligations of either Borrower, including, without limitation, the Other Borrower Debt, shall constitute a waiver of such right and all rights of the Lender hereunder shall be cumulative and not alternative and shall be in addition to any other rights granted to the Lender in any other agreement or by law.

         10. Any indebtedness of either Borrower now or hereafter held by the other Borrower is hereby subordinated to the indebtedness of the Borrowers to the Lender, and such indebtedness of either Borrower to the other Borrower shall, if the Lender so requests, be collected, enforced and received by the Borrower to which it is owed as trustee for the Lender and be paid over to the Lender on account of the indebtedness of the other Borrower to the Lender.

Washington/Huntoon:6/13/96